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As filed with the Securities and Exchange Commission on April 25, 2002

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REGISTRATION NO. 333-05037

811-04440

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-4

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POST-EFFECTIVE AMENDMENT NO. 7

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TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

AND

AMENDMENT NO. 16 TO

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REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

(EXACT NAME OF REGISTRANT)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(NAME OF DEPOSITOR)

122 EAST 42ND STREET, SUITE 1900

NEW YORK, NEW YORK 10017

(ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

DEPOSITOR'S TELEPHONE NUMBER: (212) 983-6352

EDWARD M. SHEA, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL

C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

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ONE SUN LIFE EXECUTIVE PARK

WELLESLEY HILLS, MASSACHUSETTS 02481

(NAME AND ADDRESS OF AGENT FOR SERVICE)

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COPIES OF COMMUNICATIONS TO:

JOAN BOROS, ESQ.

JORDEN LLP

1025 THOMAS JEFFERSON STREET, N.W.

SUITE 400E

WASHINGTON, D.C. 20007

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/X/ It is proposed that this filing will become effective on April 30, 2002 pursuant to paragraph (b) of Rule 485

PART A

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PROSPECTUS

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April 30, 2002

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Regatta Gold-NY

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

You may choose among 26 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following series of the MFS/Sun Life Series Trust (the ''Series Fund''), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:
Bond Series	Managed Sectors Series
Capital Appreciation Series	Massachusetts Investors Growth Stock Series
Capital Opportunities Series	Massachusetts Investors Trust Series
Emerging Growth Series	Money Market Series
Emerging Markets Equity Series	New Discovery Series
Global Asset Allocation Series	Research Series
Global Governments Series	Research Growth and Income Series
Global Growth Series	Research International Series
Global Total Return Series	Strategic Growth Series
Government Securities Series	Strategic Income Series
High Yield Series	Total Return Series
International Growth Series	Utilities Series
International Investors Trust Series	Value Series

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

This Prospectus must be accompanied by a current prospectus for the Series Fund. Please read this Prospectus and the Series Fund prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Series Fund.

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We have filed a Statement of Additional Information dated April 30, 2002 (the ''SAI'') with the Securities and Exchange Commission (the ''SEC''), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page ___ of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our ''Service Address'') or by telephoning (800) 447-7569. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

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The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

P.O. Box 9133

Wellesley Hills, Massachusetts 02481

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SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

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PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Regatta Gold NY Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $5,000 or more, and you can make additional Purchase Payments of at least $1,000 at any time during the Accumulation Phase. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is a separate series of the MFS/Sun Life Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers, or renewals into that Guarantee Period will not be permitted.

Expense Summary

The Contract has insurance features and investment features, and there are costs related to each.

During the Accumulation Phase, we impose an annual Account Fee of $30. During the Income Phase, the annual Account Fee is $30, which we deduct from variable account payments. We will not charge the annual Account Fee, if your Account had been allocated only to the Fixed Account during the applicable Contract Year, or your Account Value is more than $75,000 on your Contract Anniversary.

We deduct a mortality and expense risk charge of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% in the first Contract year and declines to 0% after seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, which range from 0.57% to 1.62% of the average daily net assets of the Fund, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of a several Annuity Options. Subject to the Maximum Annuity Commencement Date, you can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. You decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit will be the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your total Purchase Payments minus the sum of partial withdrawals, (3) your Account Value on the Seven-Year Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) the amount we would pay in the event of a full surrender of your Contract on the Death Benefit Date, or (5) the highest value of your Contract on any Contract Anniversary before the Annuitant's 81st birthday plus any Purchase Payments and adjusted for partial withdrawals and charges made between that Contract Anniversary and the Death Benefit Date.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Contract Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Contract Years (including the current Contract Year), plus all Purchase Payments we have held for at least 7 Contract Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it, we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

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If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Insurance and Annuity Company of New York

     P. O. Box 9133

     Wellesley Hills, Massachusetts 02481

     Toll Free (800) 447-7569

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EXPENSE SUMMARY

The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract when you allocate money to the Variable Account. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading ''Contract Charges'' in this Prospectus, and with the Funds' prospectus(es). In addition to the expenses listed below, we may deduct premium taxes.

SUMMARY OF CONTRACT EXPENSES

Transaction Expenses
Sales Load Imposed on Purchase Payments	$0

Deferred Sales Load (as a percentage of Purchase Payments withdrawn) (1)

Number of Account Years Purchase Payment in Account
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%
Transfer Fee (2)	$15
Annual Account Fee per Contract	$30

Variable Account Annual Expenses (as a percentage of average Variable Account assets)
Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%
Other Fees and Expenses of the Variable Account	0.00%
Total Variable Account Annual Expenses	1.40%

(1)

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been in your Account for 7 Contract Years it may be withdrawn free of the withdrawal charge.

(2)

Currently, no fees are imposed upon transfers; however, we reserve the right to impose up to $15 per transfer. In addition, Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.

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UNDERLYING FUND ANNUAL EXPENSES 1

(numbers in parentheses represent expenses before any fee waivers or expense reimbursements) 2

(as a percentage of Fund net assets)

FUND	MANAGEMENT FEES	OTHER FUND EXPENSES	TOTAL ANNUAL FUND EXPENSES

Bond Series	0.60%	0.11%	0.71%
Capital Appreciation Series	0.73%	0.05%	0.78%
Capital Opportunities Series	0.71%	0.08%	0.79%
Emerging Growth Series	0.70%	0.06%	0.76%
Emerging Markets Equity Series	1.25%	0.37%	1.62%
Global Asset Allocation Series	0.75%	0.20%	0.95%
Global Governments Series	0.75%	0.23%	0.98%
Global Growth Series	0.90%	0.15%	1.05%
Global Total Return Series	0.75%	0.16%	0.91%
Government Securities Series	0.55%	0.07%	0.62%
High Yield Series	0.75%	0.09%	0.84%
International Growth Series	0.98%	0.25%	1.23%
International Investors Trust Series	0.98%	0.25%	1.23%
Managed Sectors Series	0.74%	0.10%	0.84%
Massachusetts Investors Growth Stock Series	0.75%	0.07%	0.82%
Massachusetts Investors Trust Series	0.55%	0.05%	0.60%
Money Market Series	0.50%	0.07%	0.57%
New Discovery Series	0.90%	0.07%	0.97%
Research Series	0.70%	0.06%	0.76%
Research Growth and Income Series	0.75%	0.12%	0.87%
Research International Series	1.00%	0.26%	1.26%
Strategic Growth Series	0.75%	0.11%	0.86%
Strategic Income Series	0.75%	0.26%	1.01%
Total Return Series	0.65%	0.05%	0.70%
Utilities Series	0.71%	0.07%	0.78%
Value Series	0.75%	0.10%	0.85%

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(1)

The information relating to Fund expenses was provided by the Fund and we have not independently verified it. You should consult the Fund prospectus for more information about Fund expenses. All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement and waiver. All expense figures are based on actual expenses for the fiscal year ended December 31, 2001.

(2)

Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Fund Expenses" in the table. Had these fee reimbursements been taken into account, "Total Annual Fund Expenses" for certain of the Funds would be as follows:

Bond Series	0.70%
Capital Opportunities Series	0.78%
Emerging Growth Series	0.75%
Emerging Markets Equity Series	1.61%
Global Governments Series	0.97%
Managed Sectors Series	0.83%
Massachusetts Investors Growth Stock Series	0.81%
Research Series	0.75%
Strategic Income Series	1.00%

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EXAMPLES

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $30,000 and a 5% annual return:

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	1 Year	3 Years	5 Years	10 Years

Bond Series	$78	$108	$144	$254
Capital Appreciation Series	79	110	148	262
Capital Opportunities Series	79	111	148	263
Emerging Growth Series	79	110	147	260
Emerging Markets Equity Series	87	134	187	343
Global Asset Allocation Series	80	115	156	279
Global Governments Series	81	116	157	282
Global Growth Series	81	118	161	289
Global Total Return Series	80	114	154	275
Government Securities Series	77	106	140	245
High Yield Series	79	112	151	268
Interrnational Growth Series	83	123	169	306
Interrnational Investors Trust Series	83	123	169	306
Managed Sectors Series	79	112	151	268
Massachusetts Investors Growth Stock Series	79	112	150	266
Massachusetts Investors Trust Series	77	105	139	243
Money Market Series	77	104	138	240
New Discovery Series	81	116	157	281
Research Series	79	110	147	260
Research Growth and Income Series	80	113	152	271
Research International Series	83	124	171	309
Strategic Growth Series	79	113	152	270
Strategic Income Series	81	117	159	285
Total Return Series	78	108	144	253
Utilities Series	79	110	148	262
Value Series	79	112	151	269

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If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $30,000 and a 5% annual return:

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	1 Year	3 Years	5 Years	10 Years

Bond Series	$22	$69	$118	$254
Capital Appreciation Series	23	71	122	262
Capital Opportunities Series	23	72	123	263
Emerging Growth Series	23	71	121	260
Emerging Markets Equity Series	31	96	163	343
Global Asset Allocation Series	25	76	131	279
Global Governments Series	25	77	132	282
Global Growth Series	26	79	136	289
Global Total Return Series	24	75	129	275
Government Securities Series	22	66	114	245
High Yield Series	24	73	125	268
Interrnational Growth Series	28	85	144	306
Interrnational Investors Trust Series	28	85	144	306
Managed Sectors Series	24	73	125	268
Massachusetts Investors Growth Stock Series	24	72	124	266
Massachusetts Investors Trust Series	21	66	113	243
Money Market Series	21	65	111	240
New Discovery Series	25	77	132	281
Research Series	23	71	121	260
Research Growth and Income Series	24	74	127	271
Research International Series	28	86	146	309
Strategic Growth Series	24	74	126	270
Strategic Income Series	25	78	134	285
Total Return Series	22	69	118	253
Utilities Series	23	71	122	262
Value Series	24	73	126	269

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The Examples should not be considered to be representations of past or future expenses, and actual expenses may be greater or lower than those shown.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included as Appendix B to this Prospectus.

THE ANNUITY CONTRACT

Sun Life Insurance and Annuity Company of New York (the ''Company'', ''we'' or ''us'') and Sun Life (N.Y.) Variable Account C (the ''Variable Account'') offer the Contract on an individual basis in connection with retirement plans. We issue an individual Contract to each Owner.

In this Prospectus, unless we state otherwise, we address Owners of Contracts as ''you''. For the purpose of determining benefits under the Contract, we establish an Account for each Owner, which we will refer to as ''your'' Account.

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a death benefit if the Annuitant dies during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

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You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

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The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as ''Qualified Contracts,'' and all others as ''Non-Qualified Contracts.''

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Service Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 447-7569.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Service Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business exclusively in New York. Our Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada (''Sun Life (Canada)''). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. (''Sun Life Financial''), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which are offered by the Company and other affiliated and affiliated offerors. These other products may have features, benefits and charges which are different from those under the Contract.

Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific series of the MFS/Sun Life Series Trust. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Funds are series of the MFS/Sun Life Series Trust (the ''Series Fund''), an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company (''MFS'') serves as the investment adviser to the Series Fund.

The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 Funds, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 26 Funds described below. Additional portfolios may be added to the Series Fund, which may or may not be available for investment by the Variable Account.

Bond Series will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.

Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

Capital Opportunities Series will seek capital appreciation.

Emerging Growth Series will seek long-term growth of capital.

Emerging Markets Equity Series will seek capital appreciation.

Global Asset Allocation Series will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).

Global Governments Series will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

Global Growth Series will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.

Global Total Return Series will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.

Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

High Yield Series will seek high current income and capital appreciation by investing primarily in certain low rated or unrated securities (possibly with equity features) of U.S. and foreign issuers.

International Growth Series will seek capital appreciation.

International Investors Trust Series will seek long-term growth of capital with a secondary objective to seek reasonable current income.

Managed Sectors Series will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

Massachusetts Investors Growth Stock Series will seek to provide long-term growth of capital and future income rather than current income.

Massachusetts Investors Trust Series will seek long-term growth of capital with a secondary objective to seek reasonable current income.

Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

New Discovery Series will seek capital appreciation.

Research Series will seek to provide long-term growth of capital and future income.

Research Growth and Income Series will seek to provide long-term growth of capital, current income and growth of income.

Research International Series will seek capital appreciation.

Strategic Growth Series will seek capital appreciation.

Strategic Income Series will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.

Total Return Series will seek mainly to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

Value Series will mainly seek capital appreciation and reasonable income.

The Funds pay fees to their investment adviser(s) for its services pursuant to investment advisory agreements. MFS serves as investment adviser to the Funds, to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Series Fund also offers its shares to other separate accounts established by the Company and Sun Life Assurance Company of Canada (U.S.) in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

More comprehensive information about the Series Fund and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the accompanying current Fund prospectus(es). You should read the Fund prospectus(es) carefully before investing. The Statement of Additional Information of the Funds is available by calling 1-800-447-7569.

THE FIXED ACCOUNT

The Fixed Account is made up of those assets of the Company that are allocated to a non-unitized separate account established in conformance with New York law. Amounts you allocate to Guarantee Periods become part of the Fixed Account. Any obligation of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company.

Assets in the Fixed Account are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by the laws of the State of New York. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

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You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period for a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

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We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See ''Cash Withdrawals, Withdrawal Charge and Market Value Adjustment.''

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Application, we issue the Contract to you, as the Owner.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available options.

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In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

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Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see ''Contract Charges - Premium Taxes''). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (''Variable Account Value'') and the Fixed Account portion of your Contract (''Fixed Account Value''). These 2 components are calculated separately, as described below under ''Variable Account Value'' and ''Fixed Account Value.''

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a ''Business Day.'' The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge. See ''Contract Charges.''

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account value will result in a new Guarantee Period with its own Expiration Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Expiration Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

     Renewals

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We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
1)	written notice electing a different Guarantee Period from among those we then offer, or

2)	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically renew your Guarantee Amount into the Money Market Sub-Account.

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     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

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o	You may not make more than 12 transfers in any Account Year;

o	The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;

o	Your Account Value remaining in a Sub-Account must be at least $1,000;

o	The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

o	At least 30 days must elapse between transfers to or from Guarantee Periods;

o	Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds;

o	The total number of Sub-Accounts and Guarantee Periods within an Account may not exceed 18 over the lifetime of the Contract; and

o	We impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

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There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after expiration of the period will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

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You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

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     Market Timers

The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Owners. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or (2) the transfer instructions of individual Owners who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Owner. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Owners.

In addition, the Series Fund has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in MFS' judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (''Eligible Employees'') and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

Optional Programs

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contracts, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Variable Account investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes-such as equity funds, fixed income funds, and money market funds-depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

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Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options, as determined by the terms of the asset allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

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     Systematic Withdrawal and Interest Out Programs

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs are subject to surrender charges. They may also be included in income and subject to a 10% federal tax penalty, as well as all charges and any Market Value Adjustment applicable upon withdrawal. You should consult your tax adviser before choosing these options.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Secured Futures Program

Under the Secured Futures program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment" below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows. We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Contract Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

If you request a partial withdrawal, we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your allocations at the end of the Valuation Period during which we receive your request.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and New York insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
o	When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

o	When it is not reasonably practical to dispose of securities held by the Funds or to determine the value of the net assets of the Funds, because an emergency exists; and

o	When an SEC order permits us to defer payment for the protection of Owners.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations-Tax-Sheltered Annuities."

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payments, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

     Free Withdrawal Amount

In each Contract Year, you may withdraw a portion of your Account Value-which we will call the "free withdrawal amount"-before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Contract Years, including the current Contract Year (the "Annual Withdrawal Allowance"), plus (2) the amount of all Purchase Payments made before the last 7 Contract Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in a Contract Year is cumulative; that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Contract Years (including the current Contract Year) as "New Payments," and all Purchase Payments made before the last 7 Contract Years as "Old Payments."

For example, assume you wish to make a withdrawal from your Contract in Contract Year 10. You made an initial Purchase Payment of $10,000 in Contract Year 1, you made one additional Purchase Payment of $8,000 in Contract Year 8, and you have made no previous withdrawals. Your Account Value in Contract Year 10 is $35,000. The free withdrawal amount for Contract Year 10 is $19,400, calculated as follows:
o	$800, which is the Annual Withdrawal Allowance for Contract Year 10 (10% of the $8,000 Purchase Payment made in Contract Year 8, the only New Payment); plus

o

$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Contract Years 1 through 7 and $800 for each of Contract Years 8 and 9 that are carried forward and available for use in Contract Year 10; plus

o	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Contract Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Contract Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Contract Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Contract Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Contract Year 10, $2,400 of that amount will be withdrawn from the remainder of the Contract Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Contract Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each Payment begins a new 7-year period and moves down a declining surrender charge scale at each Contract Anniversary. Payments received during the first Contract Year will be charged 6% if withdrawn. On your next scheduled Contract Anniversary, that Payment, along with any other Payments made during that Contract Year, will be considered to be in their second Contract Year and will have a 5% withdrawal charge. On the next Contract Anniversary, these Payments will move into their third Contract Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Contract Years the Purchase Payment has been in your Account. The declining scale is as follows:
Number of Contract Years Payment Has Been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, again using the same facts as in the example above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Contract Year 8 would be 5%, because the number of Contract Years the Purchase Payments have been held in your Account would be 2.

For additional examples of how we calculate withdrawal charges, see Appendix C.

     Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity and distributions made on the death of the Owner are considered withdrawals, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Contract Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

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[(1 + I) / (1 + J)] ^ (N/12) -1

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where:

I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

N is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix C.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary. The annual Account Fee will never exceed $30. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Contract Anniversary.

We will not charge you the Account Fee if:
(1)	your Account has been allocated only to the Fixed Account during the applicable Contract Year; or

(2)	your Account Value is more than $75,000 on your Contract Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

Premium Taxes

In New York there currently is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending on where the Owner or Payee resides. We believe that the amounts of such premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund's prospectus and related Statement of Additional Information.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one sum to you or, if you were the Annuitant, to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect. If your Contract names more than one Annuitant, we will pay the death benefit after the death of the last surviving of the Annuitants.

If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Owner, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse. See "Other Contract Provisions-Death of Owner."

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Annuitant and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary's election of payment method, or if you were the Annuitant and the Beneficiary is your spouse, the Beneficiary's election to continue the Contract. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

The death benefit will be the greatest of the following amounts:
1.	Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

2.	Your total Purchase Payments minus the sum of partial withdrawals;

3.

Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

4.	The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

5.

Your highest Account Value on any Contract Anniversary before the Annuitant's 81st birthday, adjusted for partial withdrawals and charges made between that Contract Anniversary and the Death Benefit Date.

If the death benefit we pay is amount (2), (3), (4), or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Fund investment option available under the Contracts (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase-Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us at our Service Address, a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code. (See "Other Contract Provisions - Death of Owner.")

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
o	An original certified copy of an official death certificate;

o	An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

o	Any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option(s) selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee."

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
o	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

o

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 90th birthday or, if there is a Co-Annuitant, the 90th birthday of the younger of the Annuitant and Co-Annuitant.

o	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:
o	We must receive your notice at least 30 days before the current Annuity Commencement Date.

o	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both, except that Annuity Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

     Annuity Option E - Fixed Payments

We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times (over a period of at least 5 years) as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract), compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. If the Annuitant dies before all payments have been made, the Beneficiary may elect to receive the remaining payments or the unpaid balance in one lump sum. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain. If there is more than one Annuitant living on the Annuity Commencement Date because you have named a Co-Annuitant, we will provide Annuity Option C with a 50% survivor benefit and the Co-Annuitant as the designated second person.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
o	We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed.

o	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

o	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment-which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment-will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Contract Year. To make an exchange, the Annuitant sends us, at our Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts are invested.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually).

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the 1983 Individual Annuitant Mortality Table

.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Death of Owner

If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, the death benefit amount (as determined under "Amount of Death Benefit" in this Prospectus using the date we receive Due Proof of your Death as the Death Benefit Date), must be distributed to your "designated beneficiary," within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse.

If you were the Annuitant as well as the Owner, your surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. The special distribution rules will then apply on the death of your spouse. If your spouse does not make that election, the death benefit provisions of the Contract will apply, subject to the condition that any annuity option elected complies with the special distribution requirements described above. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control.

If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.

If the Owner is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee - that is the Annuitant or Beneficiary entitled to receive benefits - is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners or others, as applicable, to instruct the voting of Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Funds. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to the prior approval of the Superintendent of Insurance of the State of New York and any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York, make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See ''Change in Operation of Variable Account''); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it.

If you are establishing an Individual Retirement Account (''IRA''), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a ''ten day free-look,'' notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

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This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract.

Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Contract Owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the Owner's or Annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive an eligible rollover distribution from a Qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over some or all of that distribution to another eligible plan, the portion of such distribution that is rolled over will not be includible in your income. However, any eligible rollover distribution will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover.
-	A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

-	Any required minimum distribution, or

-	Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that ~~do~~does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The preamble to the 1986 investment diversification regulations stated that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if and when they may be promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. ~~We~~Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plan as a general rule.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Owner attains age 5912, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

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Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Accounts

Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled ''Right to Return.''

Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA, the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (''Clarendon''), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of our parent company, Sun Life Assurance Company of Canada (U.S.), is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

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Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.10% of Purchase Payments. In addition, after the first Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Owner's Account Value. Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading ''Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates.'' During 1999, 2000 and 2001, approximately $237,696, $114,460 and $126,316, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

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PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized ''Average Annual Total Return,'' ''Cumulative Growth Rate'' and ''Compound Growth Rate.'' We may also advertise ''yield'' and/or ''effective yield'' for some Sub-Accounts.

Average Annual Total Return measures the net income of a Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a variable option over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Fund. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. ''Compound Growth Rate'' is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Money Market Sub-Account available for investment under the Contract), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the available Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

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The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Fitch. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

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We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

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In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; and Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

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The Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the ''Exchange Act'') is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

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The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Superintendent of Insurance has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

In addition, affiliated groups of insurers, such as the Company, its parent and its affiliates, are regulated under insurance holding company legislation in New York and certain other states. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in New York, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

ACCOUNTANTS

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The financial statements of the Variable Account for the year ended December 31, 2001 included in the Statement of Additional Information and the financial statements of the Company for the years ended December 31, 2001, 2000, and 1999 included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing therein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and

auditing.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Series Fund shares held in the Sub-Accounts of the Variable Account.

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The financial statements of the Variable Account for the year ended December 31, 2001 are also included in the Statement of Additional Information.

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Table of Contents of Statement of Additional Information

Calculation of Performance Data

Advertising and Sales Literature

Calculations

Example of Variable Accumulation Unit Value Calculation

Example of Variable Annuity Unit Calculation

Example of Variable Annuity Payment Calculation

Distribution of the Contracts

Designation and Change of Beneficiary

Custodian

Financial Statements

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This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2002 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.
To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, MA 02481

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Please send me a Statement of Additional Information for

Regatta Gold-NY Variable and Fixed Annuity

Sun Life (N.Y.) Variable Account C.
Name
Address

City	State Zip
Telephone

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Appendix A

Glossary

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or OWNER ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the ''Accumulation Period'' in the Contract.

ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a Co-Annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the new Annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving Annuitant and Co-Annuitant named. These persons are referred to collectively in the Contract as ''Annuitants.'' If you have named both an Annuitant and Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time.

*ANNUITY COMMENCEMENT DATE:  The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION:  The method you choose for making annuity payments.

ANNUITY UNIT:  A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.

APPLICATION:  The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.

*BENEFICIARY:  The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the ''designated beneficiary'' for purposes of Section 72(s) of the Internal Revenue Code.

BUSINESS DAY:  Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.

COMPANY:  Sun Life Insurance and Annuity Company of New York.

CONTRACT:  A Contract issued by the Company on an individual basis.

CONTRACT DATE:  The date on which we issue your Contract. This is called the ''Issue Date'' in the Contract.

CONTRACT YEAR and CONTRACT ANNIVERSARY:  Your first Contract Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Contract Anniversary is the first day immediately after the end of a Contract Year. Each Contract Year after the first is the 12 calendar month period that begins on your Contract Anniversary. If, for example, the Contract Date is in March, the first Contract Year will be determined from the Contract Date but will end on the last day of March in the following year; your Contract Anniversary is April 1 and all Contract Years after the first will be measured from April 1.

* You specify these items on the Contract Specifications page, and may change them, as we described in this Prospectus.

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DEATH BENEFIT DATE:  If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH:  An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE:  The last day of a Guarantee Period.

FIXED ACCOUNT:  The assets of the Company which are allocated to a non-unitized separate account established in conformance with New York law.

FIXED ACCOUNT VALUE:  The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY:  An annuity with payments which do not vary as to dollar amount.

GUARANTEE AMOUNT:  Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD:  The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE:  The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE:  The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET INVESTMENT FACTOR:  An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT:  The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT:  A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER:  The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term ''Owner,'' as used herein, shall refer to the organization entering into the Contract.

PAYEE:  A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

PURCHASE PAYMENT (PAYMENT):  An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT:  A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

* You specify these items on the Contract Specifications page, and may change them, as we described in this Prospectus.

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SEVEN-YEAR ANNIVERSARY:  The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Contract Anniversaries.

SUB-ACCOUNT:  That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD:  The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open and on other Business Days.

VARIABLE ACCOUNT:  Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT:  A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE:  The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY:  An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.


Appendix B

Condensed Financial Information - Accumulation Unit Values

The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent auditors.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period**	of Period	of Period	Year

Bond Series	$ 10.6791	$ 11.3517	104,737	2001
	9.820	10.6791	14,630	2000
	10.0000	9.8200	2,344	1999

Capital Appreciation Series	19.7625	14.5540	1,365,984	2001
	22.6198	19.7625	1,492,787	2000
	17.2946	22.6198	1,596,747	1999
	13.6249	17.2946	1,387,198	1998
	11.2208	13.6249	933,956	1997
	10.0000	11.2208	401,401	1996*

Capital Opportunities Series	18.5566	13.7322	506,229	2001
	19.7776	18.5566	530,934	2000
	13.5854	19.7776	423,782	1999
	10.8511	13.5854	245,193	1998
	10.0000	10.8511	61,777	1997

Emerging Growth Series	23.1680	14.9457	1,536,602	2001
	29.0322	23.1680	1,714,685	2000
	16.7445	29.0322	1,674,168	1999
	12.6847	16.7445	1,482,470	1998
	10.5475	12.6847	966,583	1997
	10.0000	10.5475	335,404	1996

Emerging Markets Equity	6.9035	6.7371	30,074	2001
Series	9.0591	6.9035	24,973	2000
	6.0241	9.0591	28,793	1999
	8.7203	6.0241	23,240	1998
	10.0000	8.7203	41,861	1997
Global Asset Allocation	13.7738	12.3712	218,881	2001
Series	14.2950	13.7738	241,078	2000
	12.2289	14.2950	259,810	1999
	11.6505	12.2289	267,873	1998
	10.6551	11.6505	215,473	1997
	10.0000	10.6551	39,223	1996

Global Government Series	10.6604	10.2875	69,104	2001
	10.6699	10.6604	76,984	2000
	11.4123	10.6699	89,314	1999
	10.0221	11.4123	90,226	1998
	10.2412	10.0221	73,436	1997
	10.0000	10.2412	30,008	1996

Global Growth Series	18.9231	14.9862	448,061	2001
	22.0864	18.9231	489,355	2000
	13.3854	22.0804	509,687	1999
	11.8491	13.3854	402,319	1998
	10.4190	11.8491	324,362	1997
	10.0000	10.4190	94,134	1996

Global Total Return Series	14.9900	13.8673	284,489	2001
	14.8545	14.9900	295,796	2000
	13.8923	14.8545	310,409	1999
	11.9033	13.8923	334,013	1998
	10.6202	11.9033	181,210	1997
	10.0000	10.6202	24,306	1996

Government Securities Series	12.5815	13.3313	504,489	2001
	11.3761	12.5815	610,154	2000
	11.7627	11.3761	553,951	1999
	10.9695	11.7627	483,528	1998
	10.2283	10.9695	168,798	1997
	10.0000	10.2283	40,062	1996

High Yield Series	11.3643	11.4032	803,391	2001
	12.3601	11.3643	848,963	2000
	11.7316	12.3601	988,547	1999
	11.8237	11.7316	869,291	1998
	10.5902	11.8237	482,767	1997
	10.0000	10.5092	109,992	1996

International Investors Trust	14.3192	12.0613	212,897	2001
Series	14.8716	14.3192	220,666	2000
	12.8587	14.8716	53,996	1999
	9.3612	12.8587	41,872	1998
	10.2062	9.3612	9,227	1997
	10.0000	10.2062	-	1996

International Growth Series	11.4167	9.4694	142,195	2001
	12.5550	11.4167	121,359	2000
	9.4088	12.5550	246,036	1999
	10.7213	9,4088	272,201	1998
	10.2062	10.7213	188,749	1997
	10.0000	10.2062	56,408	1996

Managed Sectors Series	22.2545	14.1506	452,252	2001
	28,4991	22.2545	515,612	2000
	15.5700	28.4991	478,856	1999
	14.0620	15.5700	401,019	1998
	11.3497	14.0620	251,868	1997
	10.0000	11.3497	92,171	1996

Massachusetts Investors	11.6369	8.6184	882,693	2001
Growth Stock Series	12.5684	11.6369	703,237	2000
	10.0000	12.5684	275,481	1999

Massachusetts Investors Trust	18.6244	15.4765	2,834,797	2001
Series	18.8640	18.6244	2,982,000	2000
	17.8458	18.8640	3,305,098	1999
	14.6125	17.8458	2,936,804	1998
	11.2287	14.6125	1,722,218	1997
	10.0000	11.2287	347,210	1996

Money Market Series	11.7167	11.9911	836,653	2001
	11.2115	11.7167	487,950	2000
	10.8609	11.2115	760,178	1999
	10.4857	10.8609	921,204	1998
	10.1193	10.4857	395,655	1997
	10.0000	10.1193	244,386	1996

New Discovery Series	15.8421	14.8233	254,495	2001
	16.0007	15.8421	168,713	2000
	10.0000	16.0007	69,746	1999

Research Series	18.7162	14.5082	1,906,941	2001
	16.1649	19.7914	2,320,814	1999
	13.2588	16.1649	2,330,245	1998
	11.1263	13.2588	1,478,012	1997
	10.0000	11.1263	386,810	1996

Research Growth and Income	14.0128	12.3124	266,116	2001
Series	13.7803	14.0128	289,277	2000
	12.9195	13.7803	283,227	1999
	10.7234	12.9195	222,849	1998
	10.0000	10.7234	59,221	1997

Research International Series	12.1549	9.8579	85,319	2001
	13.3890	12.1549	73,754	2000
	10.0000	13.3890	23,159	1999

Strategic Growth Series	8.5000	6.3172	91,155	2001
	10.0000	8.5000	11,374	2000

Strategic Income Series	10.2897	10.4868	48,448	2001
	10.1388	10.2897	33,990	2000
	10.0000	10.1388	23,978	1999

Total Return Series	16.6629	16.5156	2,017,890	2001
	14.4646	16.6629	1,932,406	2000
	14.2649	14.4646	2,196,447	1999
	12.9446	14.2649	2,154,305	1998
	10.7617	12.9446	1,288,455	1997
	10.0000	10.7617	321,897	1996

Utilities Series	23.1986	17.3147	657,092	2001
	21.9857	23.1986	709,257	2000
	16.9849	21.9857	616,993	1999
	14.6470	16.9849	529,135	1998
	11.1898	14.6470	187,310	1997
	10.0000	11.1898	45,474	1996

Value Series	12.6949	11.5813	382,352	2001
	9.8814	12.6949	88,109	2000
	10.0000	9.8814	23,813	1999



Appendix C

Withdrawals, Withdrawal Charges and the Market Value Adjustment

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account) Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$ 4,000	$37,000	6.00%	$2,220
(b)	3	$52,000	$12,000	$40,000	5.00%	$2,000
(c)	7	$80,000	$28,000	$40,000	3.00%	$1,200
(d)	9	$98,000	$68,000	$0	0.00%	$0
(a)

The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years (''New Payments'')); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last 7 Account Years (''Old Payments'') not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)

In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)

In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)

In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.
	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	-
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	-	$15,000	4.00%	$ 600
(a)

In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)

Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)

The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (''MVA'')

The MVA Factor is:


[(1 + I) / (1 +J)] ^ (N/12) -1


These examples assume the following:
1)	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
2)	The date of surrender is two years from the Expiration Date (N = 24).
3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
4)	The interest earned in the current Contract Year is $674.16.
5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examplesin Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08.


The MVA factor =

[(1 + I) / (1 +J)] ^ (N/12) -1

= [(1 + .06) / (1 + .08)] ^ (24/12) -1

= (.981 ^ 2) -1

= .963 - 1
= -.037


The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current contract year is multiplied by the MVA factor to determine the MVA:)

($11,910.16 - $674) x (-.037) = $415.73

- 415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - 674.16) x (- .037) = - $49.06. - $49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.


The MVA factor =

[(1 + I) / (1 +J)] ^ (N/12) -1

= [(1 + .06) / (1 + .05)] ^ (24/12) -1

= (1.010 ^ 2) -1

= 1.019       -1

= -.019


The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.



SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

P.O. Box 9133

Wellesley Hills, MA 02481

Telephone:

Toll Free (800) 447-7569


General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Auditors

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

GOLD-NY 4/2002


PROSPECTUS


April 30, 2002


Futurity-NY

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

You may choose among a number of variable investment options and fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following mutual funds or a series thereof (the ''Funds''):

AIM Variable Insurance Funds	MFS/Sun Life Series Trust (continued)
AIM V.I. Capital Appreciation Fund	MFS/Sun Life Massachusetts Investors Growth Stock Series
AIM V.I. Growth Fund	MFS/Sun Life Massachusetts Investors Trust Series
AIM V.I. Core Equity Fund	MFS/Sun Life New Discovery Series
AIM V.I. International Growth Fund	MFS/Sun Life Total Return Series
The Alger American Fund	MFS/Sun Life Utilities Series
Alger American Growth Portfolio*	OOC Accumulation Trust
Alger American Income & Growth Portfolio*	OCC Equity Portfolio*
Alger American Small Capitalization Portfolio*	OCC Managed Portfolio*
Goldman Sachs Variable Insurance Trust	OCC Mid Cap Portfolio*
VIT CORESM Large Cap Growth Fund*	OCC Small Cap Portfolio*
VIT CORESM U.S. Equity Fund	Sun Capital Advisers Trust
VIT CORESM Small Cap Equity Fund	SCSM Alger Growth Fund
VIT Growth and Income Fund	SCSM Alger Income & Growth Fund
VIT International Equity Fund	SCSM Alger Small Capitalization Fund
J.P. Morgan Series Trust II	SCSM Value Equity Fund
JPMorgan International Opportunities Portfolio	SCSM Value Managed Fund
JPMorgan Small Company Portfolio	SCSM Value Mid Cap Fund
JPMorgan U.S. Disciplined Equity Portfolio	SCSM Value Small Cap Fund
Lord Abbett Series Fund, Inc.	SCSM Blue Chip Mid Cap Fund
Lord Abbett Series Fund Growth and Income	SCSM Investors Foundation Fund
MFS/Sun Life Series Trust	SCSM Select Equity Fund
MFS/Sun Life Capital Appreciation Series	Sun Capital Investment Grade Bond Fund(R)
MFS/Sun Life Emerging Growth Series	Sun Capital Money Market Fund(R)
MFS/Sun Life Government Securities Series	Sun Capital Real Estate Fund(R)
MFS/Sun Life High Yield Series

*     Not available for further investment beginning on May 1, 2002


The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.


We have filed a Statement of Additional Information dated April 30, 2002 (the ''SAI'') with the Securities and Exchange Commission (the ''SEC''), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page ___ of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our ''Service Address'') or by telephoning (800) 282-7073. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address:


     Sun Life Insurance and Annuity Company of New York

     P.O. Box 9133

     Wellesley Hills, Massachusetts 02481






SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.


PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity NY Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $5,000 or more, and you can make additional Purchase Payments of at least $1,000 at any time during the Accumulation Phase. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate series of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers, or renewals into that Guarantee Period will not be permitted.

Expense Summary

The Contract has insurance features and investment features, and there are costs related to each.

During the Accumulation Phase, we impose an annual Account Fee of $30. During the Income Phase, the annual Account Fee is $30, which we deduct from variable account payments. We will not charge the annual Account Fee, if your Account had been allocated only to the Fixed Account during the applicable Contract Year, or your Account Value is more than $75,000 on your Contract Anniversary.

We deduct a mortality and expense risk charge of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% in the first Contract year and declines to 0% after seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, which range from 0.60% to 1.35% of the average daily net assets of the Fund, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of a several Annuity Options. Subject to the Maximum Annuity Commencement Date, you can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. You decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit will be the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your total Purchase Payments minus the sum of partial withdrawals, (3) your Account Value on the Seven-Year Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) the amount we would pay in the event of a full surrender of your Contract on the Death Benefit Date, or (5) the highest value of your Contract on any Contract Anniversary before the Annuitant's 81st birthday plus any Purchase Payments and adjusted for partial withdrawals and charges made between that Contract Anniversary and the Death Benefit Date.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Contract Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Contract Years (including the current Contract Year), plus all Purchase Payments we have held for at least 7 Contract Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it, we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

--------

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Insurance and Annuity Company of New York

     P. O. Box 9133

     Wellesley Hills, Massachusetts 02481

     Toll Free (800) 282-7073


EXPENSE SUMMARY

The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract when you allocate money to the Variable Account. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading ''Contract Charges'' in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes.

SUMMARY OF CONTRACT EXPENSES

Transaction Expenses
Sales Load Imposed on Purchase Payments	$ 0

Deferred Sales Load (as a percentage of Purchase Payments withdrawn) (1)

Number of Account Years Purchase Payment in Account
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0

Transfer Fee (2)	$ 15
Annual Account Fee per Contract	$ 30

Variable Account Annual Expenses (as a percentage of average Variable Account assets)
Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%
Other Fees and Expenses of the Variable Account	0.00%
Total Variable Account Annual Expenses	1.40%

________________________
(1)

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been in your Account for 7 Contract Years it may be withdrawn free of the withdrawal charge.

(2)

Currently, no fee is imposed on transfers; however, we reserve the right to impose a charge of up to $15 per transfer. In addition, Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.



UNDERLYING FUND ANNUAL EXPENSES1

(numbers in brackets represent expenses before fee waivers or expense reimbursements)2

(as a percentage of Fund net assets)
	Management	Other Fund	12b-1 or	Total Annual
Fund	Fees	Expenses	Service Fees	Fund Expenses

AIM V.I. Capital Appreciation Fund	0.61%	0.24%		0.85%
AIM V.I. Growth Fund	0.62%	0.26%		0.88%
AIM V.I. Core Equity Fund (3)	0.61%	0.21%		0.82%
AIM V.I. International Growth Fund (3)	0.73%	0.32%		1.05%
Alger American Growth Portfolio	0.75%	0.06%		0.81%
Alger American Income & Growth Portfolio	0.62%	0.10%		0.72%
Alger American Small Capitalization Portfolio	0.85%	0.07%		0.92%
Goldman Sachs VIT CORESM Large Cap Growth Fund (4)	0.70%	0.20%		0.90% [1.39%]
Goldman Sachs VIT CORESM Small Cap Equity Fund (4)	0.75%	0.25%		1.00% [1.22%]
Goldman Sachs VIT CORESM U.S. Equity Fund (4)	0.70%	0.11%		0.81% [0.82%]
Goldman Sachs VIT Growth and Income Fund (4)	0.75%	0.25%		1.00% [1.17%]
Goldman Sachs VIT International Equity Fund (4)	1.00%	0.35%		1.35% [2.05%]
JPMorgan International Opportunities Portfolio(5)	0.60%	0.60%		1.20% [1.40%]
JPMorgan Small Company Portfolio (5)	0.60%	0.55%		1.15%
JPMorgan U.S. Disciplined Equity Portfolio (5)	0.35%	0.50%		0.85%
Lord Abbett Series Fund Growth and Income	0.50%	0.22%	0.25%	0.97%
MFS/Sun Life Capital Appreciation Series	0.73%	0.05%		0.78%
MFS/Sun Life Emerging Growth Series (6)	0.70%	0.06%		0.76%
MFS/Sun Life Government Securities Series	0.55%	0.07%		0.62%
MFS/Sun Life High Yield Series	0.75%	0.09%		0.84%
MFS/Sun Life Massachusetts Investors Growth Stock Series (6)	0.75%	0.07%		0.82%
MFS/Sun Life Massachusetts Investors Trust Series	0.55%	0.05%		0.60%
MFS/Sun Life New Discovery Series	0.90%	0.07%		0.97%
MFS/Sun Life Total Return Series	0.65%	0.05%		0.70%
MFS/Sun Life Utilities Series	0.71%	0.07%		0.78%
OCC Equity Portfolio (7)	0.80%	0.13%		0.93%
OCC Managed Portfolio (7)	0.78%	0.10%		0.88%
OCC Mid Cap Portfolio (7)	0.80%	0.20%		1.00% [1.15%]
OCC Small Cap Portfolio (7)	0.80%	0.10%		0.90%
SCSM Alger Growth Fund (8)	0.75%	0.15%		0.90% [5.00%]
SCSM Alger Income & Growth Fund (8)	0.62%	0.18%		0.80% [5.00%]
SCSM Alger Small Capitalization Fund (8)	0.85%	0.15%		1.00% [5.00%]
SCSM Value Equity Fund (8)(9)	0.80%	0.10%		0.90% [3.97%]
SCSM Value Managed Fund (8)(9)	0.80%	0.10%		0.90% [4.68%]
SCSM Value Mid Cap Fund (8)(9)	0.80%	0.20%		1.00% [1.70%]
SCSM Value Small Cap Fund (8)(9)	0.80%	0.20%		1.00% [2.06%]
SCSM Blue Chip Mid Cap Fund (8)(10)	0.80%	0.20%		1.00% [1.26%]
SCSM Investors Foundation Fund (8)(10)	0.75%	0.15%		0.90% [3.34%]
SCSM Select Equity Fund (8)(10)	0.75%	0.15%		0.90% [1.50%]
Sun Capital Investment Grade Bond Fund(R) (8)	0.60%	0.15%		0.75% [0.95%]
Sun Capital Money Market Fund(R) (8)	0.50%	0.15%		0.65% [0.74%]
Sun Capital Real Estate Fund(R) (8)	0.95%	0.30%		1.25% [1.68%]

(1)	The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectuses for more information about Fund expenses.

(2)

All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2001, except that the expense figures shown for SCSM Alger Growth Fund, SCSM Alger Growth & Income Fund, and SCSM Alger Small Capitalization Fund, are estimates for the year 2002. No actual expense figures are shown for these Funds because each of them commenced operations in May of 2002, and, therefore, has less than 10 months of investment experience.

(3)

Effective May 1, 2002, the name of the AIM V.I. Growth and Income Fund will change to AIM V.I. Core Equity Fund and the name of the AIM V.I. International Equity Fund will change to AIM V.I. International Growth Fund.

(4)

The investment advisers to the following Goldman Sachs VIT Funds have voluntarily agreed to reduce or limit certain "Other Fund Expenses (excluding management fees, taxes, interest, and brokerage fees, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed a certain percentage per annum of such Funds' average daily net assets:

Goldman Sachs VIT CORESM Large Capital Growth Fund	0.20%
Goldman Sachs VIT CORESM Small Cap Equity Fund	0.25%
Goldman Sachs VIT CORESM U.S. Equity Fund	0.20%
Goldman Sachs VIT Growth and Income Fund	0.25%
Goldman Sachs VIT International Equity Fund	0.35%

Fee waivers and expense reimbursements for the Goldman Sachs VIT Funds may be discontinued at any time.

(5)	Through fiscal year 2002, an affiliate of the adviser has agreed to reimburse the Fund to the extent certain expenses exceed the following percentages of the Fund's average daily net assets:

JPMorgan U.S. Disciplined Equity Portfolio	0.85%
JPMorgan International Opportunities Portfolio	1.20%
JPMorgan Small Company Portfolio	1.15%

(6)

The MFS/SUN Life Series Trust has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangement (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Expenses" would have been lower for certain series:

MFS/Sun Life Emerging Growth Series	0.75%
MFS/Sun Life Massachusetts Investors Growth Stock Series	0.81%

(7)

The management fee for the OCC Equity Portfolio, the OCC Managed Portfolio, the OCC Mid Cap Portfolio, and the OCC Small Cap Portfolio decreases to 0.75% as the average daily net assets of each Portfolio exceed $400 million, and decreases to 0.70% as the average daily net assets of each Portfolio exceed $800 million on an annual basis. Total Portfolio expenses for the OCC Equity, Managed, Mid Cap and Small Cap Portfolios are limited by the investment manager so that their respective annualized operating expenses (net of any expense offset) do not exceed 1.00% of average daily net assets. If such limitation were not in effect, the expenses for the OCC Mid Cap Portfolio for the year ended December 31, 2001 would have been 1.15%.

(8)

For the year ended December 31, 2001, the investment adviser waived all investment advisory fees of all Funds other than Sun Capital Investment Grade Bond Fund(R), Sun Capital Money Market Fund(R), Sun Capital Real Estate Fund(R), SCSM Davis Venture Value Fund, SCSM Value Mid Cap Fund, SCSM Blue Chip Mid Cap Fund, and SCSM Select Equity Fund, for which the investment adviser waived a portion of its fees. Fee waivers and expense reimbursements for the Sun Capital Funds may be discontinued at any time. To the extent that the expense ratio of any Fund in the Sun Capital Advisers Trust falls below the Fund's expense limit, the Fund's adviser reserves the right to be reimbursed for management fees waived and Fund expenses paid by it during the prior two years. If the Securities and Exchange Commission approves Sun Life's pending application for an order to substitute shares of the SCSM Alger Funds and SCSM Value Funds for shares of certain other mutual funds held by Sun Life separate accounts that issue variable annuities and variable life insurance, then the investment adviser may contractually limit the "Management Fees" and reimburse the "Other Fund Expenses" of the SCSM Alger Funds and SCSMValue Funds for a period of two years from the date of the substitution.

(9)

The management fee for each of the SCSM Value Funds decreases to 0.75% as the daily net assets of each Fund exceed $400 million, and decreases to 0.70% as the daily net assets of each Fund exceed $800 million.

(10)

The management fees for each of the SCSM Blue Chip Mid Cap Fund, the SCSM Investors Foundation Fund, and the SCSM Select Equity Fund decreases to 0.75%, 0.70%, and 0.70% respectively, as the daily net assets of each Fund exceed $300 million.


EXAMPLES

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $30,000 and a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

AIM V.I. Capital Appreciation Fund	$79	$112	$151	$269
AIM V.I. Growth Fund	80	113	153	273
AIM V.I. Core Equity Fund	79	112	150	268
AIM V.I. International Growth Fund	81	118	161	292
Alger American Growth Portfolio	79	111	149	269
Alger American Income and Growth Portfolio	78	109	145	260
Alger American Small Capitalization Portfolio	80	114	154	282
Goldman Sachs CORE Large Cap Equity Fund	80	114	154	281
Goldman Sachs CORE Small Cap Equity Fund	81	117	158	292
Goldman Sachs CORE U.S. Equity Fund	79	111	149	274
Goldman Sachs Growth and Income Fund	81	117	158	294
Goldman Sachs International Equity Fund	84	127	175	329
J.P. Morgan International Opportunities Portfolio	83	122	168	315
J.P. Morgan Small Company Portfolio	82	121	165	311
J.P. Morgan U.S. Disciplined Equity Portfolio	79	112	151	283
Lord Abbett Series Fund Growth and Income	81	116	157	296
MFS/Sun Life Capital Appreciation Series	79	110	148	278
MFS/Sun Life Emerging Growth Series	79	110	147	277
MFS/Sun Life Government Securities Series	77	106	140	263
MFS/Sun Life High Yield Series	79	112	151	287
MFS/Sun Life Massachusetts Investors Growth Stock Series	79	112	150	286
MFS/Sun Life Massachusetts Investors Trust Series	77	105	139	264
MFS/Sun Life New Discovery Series	81	116	157	303
MFS/Sun Life Total Return Series	78	108	144	276
MFS/Sun Life Utilities Series	79	110	148	286
OCC Equity Portfolio	80	115	155	302
OCC Managed Portfolio	80	113	153	298
OCC Mid Cap Portfolio	81	117	158	311
OCC Small Cap Portfolio	80	114	154	302
SC Alger Growth Fund	80	114	154	303
SC Alger Income and Growth Fund	79	111	149	294
SC Alger Small Capitalization Growth Fund	81	117	158	315
SC Value Equity Fund	80	114	154	306
SC Value Managed Fund	80	114	154	307
SC Value Mid Cap Fund	81	117	158	318
SC Value Small Cap Fund	81	117	158	319
Sun Capital Blue Chip Mid Cap Fund	81	117	158	320
Sun Capital Investors Foundation Fund	80	114	154	311
Sun Capital Select Equity Fund	80	114	154	312
Sun Capital Investment Grade Bond Fund	78	110	146	297
Sun Capital Money Market Bond Fund	78	107	141	288
Sun Capital Real Estate Fund	83	124	170	349



If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $30,000 and a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

AIM V.I. Capital Appreciation Fund	$24	$73	$126	$269
AIM V.I. Growth Fund	24	74	127	272
AIM V.I. Core Equity Fund	24	72	124	266
AIM V.I. International Growth Fund	26	79	136	289
Alger American Growth Portfolio	23	72	124	265
Alger American Income and Growth Portfolio	23	69	119	255
Alger American Small Capitalization Portfolio	25	75	129	276
Goldman Sachs CORE Large Cap Equity Fund	24	75	128	274
Goldman Sachs CORE Small Cap Equity Fund	25	78	133	284
Goldman Sachs CORE U.S. Equity Fund	23	72	124	265
Goldman Sachs Growth and Income Fund	25	78	133	284
Goldman Sachs International Equity Fund	29	88	150	318
J.P. Morgan International Opportunities Portfolio	27	84	143	303
J.P. Morgan Small Company Portfolio	27	82	141	298
J.P. Morgan U.S. Disciplined Equity Portfolio	24	73	126	269
Lord Abbett Series Fund Growth and Income	25	77	132	281
MFS/Sun Life Capital Appreciation Series	23	71	122	262
MFS/Sun Life Emerging Growth Series	23	71	121	260
MFS/Sun Life Government Securities Series	22	66	114	245
MFS/Sun Life High Yield Series	24	73	125	268
MFS/Sun Life Massachusetts Investors Growth Stock Series	24	72	124	266
MFS/Sun Life Massachusetts Investors Trust Series	21	66	113	243
MFS/Sun Life New Discovery Series	25	77	132	281
MFS/Sun Life Total Return Series	22	69	118	253
MFS/Sun Life Utilities Series	23	71	122	262
OCC Equity Portfolio	25	76	130	277
OCC Managed Portfolio	24	74	127	272
OCC Mid Cap Portfolio	25	78	133	284
OCC Small Cap Portfolio	24	75	128	274
SC Alger Growth Fund	24	75	128	274
SC Alger Income and Growth Fund	23	72	123	264
SC Alger Small Capitalization Growth Fund	25	78	133	284
SC Value Equity Fund	24	75	128	274
SC Value Managed Fund	24	75	128	274
SC Value Mid Cap Fund	25	78	133	284
SC Value Small Cap Fund	25	78	133	284
Sun Capital Blue Chip Mid Cap Fund	25	78	133	284
Sun Capital Investors Foundation Fund	24	75	128	274
Sun Capital Select Equity Fund	24	75	128	274
Sun Capital Investment Grade Bond Fund	23	70	120	258
Sun Capital Money Market Bond Fund	22	67	115	248
Sun Capital Real Estate Fund	28	85	145	308


The Examples should not be considered to be representations of past or future expenses, and actual expenses may be greater or lower than those shown. The Examples assume that all current waivers and reimbursements continue throughout all periods.


CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included as Appendix B to this Prospectus.

THE ANNUITY CONTRACT

Sun Life Insurance and Annuity Company of New York (the ''Company'', ''we'' or ''us'') and Sun Life (N.Y.) Variable Account C (the ''Variable Account'') offer the Contract on an individual basis in connection with retirement plans. We issue an individual Contract to each Owner.

In this Prospectus, unless we state otherwise, we address Owners of Contracts as ''you''. For the purpose of determining benefits under the Contract, we establish an Account for each Owner, which we will refer to as ''your'' Account.

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a death benefit if the Annuitant dies during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.


You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.


The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as ''Qualified Contracts,'' and all others as ''Non- Qualified Contracts.''

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Service Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 282-7073.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Service Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business exclusively in New York. Our Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada (''Sun Life (Canada)''). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. (''Sun Life Financial''), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which are offered by the Company and other affiliated and unaffiliated offerors. These other products may have features, benefits and charges which are different from those under the Contract.

Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.


More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the ''Fund Prospectuses''). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling 1-800-282-7073 or writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills Massachusetts 02481.



The Funds currently available are:

AIM Variable Insurance Funds (advised by AIM Advisors, Inc.)

AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. Growth Fund seeks to achieve growth of capital by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

AIM V.I. Core Equity Fund seeks to achieve growth of capital with a secondary objective of current income.

AIM V.I. International Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

The Alger American Fund (advised by Fred Alger Management, Inc.)
Alger American Growth Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies which have market capitalizations of $1 billion or more.

Alger American Income & Growth Portfolio seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

Goldman Sachs Variable Insurance Trust ("VIT") (advised by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, GSAMI).

Goldman Sachs VIT CORESM Large Cap Growth Fund seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investment in large cap U.S. issuers, including foreign issuers that are traded in the United States. Dividend income is a secondary consideration.

Goldman Sachs VIT CORESM Small Cap Equity Fund seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in small cap U.S. issuers within the range of market capitalization of companies constituting the Russell 2000 Index at the time of investment.

Goldman Sachs VIT CORESM U.S. Equity Fund seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy.

Goldman Sachs VIT Growth and Income Fund seeks long-term growth of capital and growth of income by investing in equity investments considered by the adviser to have favorable prospects for capital appreciation and/or dividend paying ability.

Goldman Sachs VIT International Equity Fund seeks long-term capital appreciation by investing in a diversified portfolio of equity investments in companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

J.P. Morgan Series Trust II (advised by J.P. Morgan Investment Management Inc.)
JPMorgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies.

JPMorgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks.

JPMorgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio of selected equity securities.

Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co.)
Growth and Income Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, an affiliate of the Company)
Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

Emerging Growth Series will seek long-term growth of capital.

Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

High Yield Series will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

Massachusetts Investors Growth Stock Series will seek to provide long-term growth of capital and future income rather than current income.

Massachusetts Investors Trust Series will seek long-term growth of capital with a secondary objective to seek reasonable current income.

New Discovery Series will seek capital appreciation.

Total Return Series will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

OCC Accumulation Trust (advised by OpCap Advisors)
Equity Portfolio seeks long-term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

Managed Portfolio seeks to achieve growth of capital over time through investment in a portfolio consisting of common stocks, fixed income securities and cash equivalents, the percentages of which will vary based on the portfolio manager's assessments of the relative outlook for such investments.

Mid Cap Portfolio seeks long-term capital appreciation through investment in a diversified portfolio of equity securities. The portfolio will invest primarily in companies with market capitalizations of between $500 million and $8 billion.

Small Cap Portfolio seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Fred Alger Management, Inc., serves as subadviser to the SCSM Alger Growth Fund, SCSM Alger Income & Growth Fund, and SCSM Alger Small Capitalization Fund; OpCap Advisors serves as investment subadviser to SCSM Value Equity Fund, SCSM Value Managed Fund, SCSM Value Mid Cap Fund, and SCSM Value Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SCSM Blue Chip Mid Cap Fund, SCSM Investors Foundation Fund and SCSM Select Equity Fund.)
SCSM Alger Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. large capitalization companies.

SCSM Alger Income & Growth Fund primarily seeks a high level of dividend income and secondarily seeks capital appreciation by investing primarily in dividend paying equity securities.

SCSM Alger Small Capitalization Fund seeks long-term capital appreciation by investing primarily in U. S. companies with market capitalizations within the range represented by the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

SCSM Value Equity Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities listed on the New York Stock Exchange.

SCSM Value Managed Fund seeks growth of capital over time by investing primarily in a portfolio consisting of      common stocks, fixed income securities, and cash equivalents. The subadviser will vary the allocation depending on its assessments of the relative values of such investments.

SCSM Value Mid Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of between $500 million and $8 billion at time of purchase.

SCSM Value Small Cap Fund seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index.

SCSM Investors Foundation Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.

SCSM Select Equity Fund seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.

Sun Capital Investment Grade Bond Fund(R) seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds.)

Sun Capital Money Market Fund(R) seeks to maximize current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities.

Sun Capital Real Estate Fund(R) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

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The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected in the fee table.

THE FIXED ACCOUNT

The Fixed Account is made up of those assets of the Company that are allocated to a nonunitized separate account established in conformance with New York law. Amounts you allocate to Guarantee Periods become part of the Fixed Account. Any obligation of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company. Assets in the Fixed Account are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by the laws of the State of New York. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:

THE GUARANTEE PERIODS

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You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period for a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

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We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Application, we issue the Contract to you, as the Owner.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available options.

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In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

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Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see ''Contract Charges - Premium Taxes''). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (''Variable Account Value'') and the Fixed Account portion of your Contract (''Fixed Account Value''). These 2 components are calculated separately, as described below.

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a ''Business Day.'' The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge. See ''Contract Charges.''

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account value will result in a new Guarantee Period with its own Expiration Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Expiration Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. Each new allocation to a Guarantee Period must be at least $1,000.

     Renewals

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We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
1)	written notice electing a different Guarantee Period from among those we then offer, or

2)	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically renew your Guarantee Amount into the Money Market Sub-Account.

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     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

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o	You may not make more than 12 transfers in any Account Year;
o	The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;
o	Your Account Value remaining in a Sub-Account must be at least $1,000;
o	The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;
o	At least 30 days must elapse between transfers to or from Guarantee Periods;
o	Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds;
o	The total number of Sub-Accounts and Guarantee Periods within an Account may not exceed 18 over the lifetime of the Contract; and

o	We impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

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There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

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You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

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     Market Timers

The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Owners. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or (2) the transfer instructions of individual Owners who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Owner. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Owners.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (''Eligible Employees'') and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

Optional Programs

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Variable Account investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

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Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options, as determined by the terms of the asset allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

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     Systematic Withdrawal and Interest Out Programs

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we will automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs are subject to surrender charges. They may also be included in income and subject to a 10% federal tax penalty, as well as all charges and any Market Value Adjustment applicable upon withdrawal. You should consult your tax adviser before choosing these options.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Principal Returns Program

Under the Principal Returns program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see ''Withdrawal Charge'' below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see ''Market Value Adjustment'' below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see ''Tax Considerations''). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows. We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Contract Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

If you request a partial withdrawal, we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your allocations at the end of the Valuation Period during which we receive your request.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and New York insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
-	When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;
-	When it is not reasonably practical to dispose of securities held by the Funds or to determine the value of the net assets of the Funds, because an emergency exists; and
-	When an SEC order permits us to defer payment for the protection of Owners.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities (see ''Tax Considerations - Tax-Sheltered Annuities'').

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payments, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a ''contingent deferred sales charge'') on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

     Free Withdrawal Amount

In each Contract Year, you may withdraw a portion of your Account Value - which we will call the ''free withdrawal amount'' - before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Contract Years, including the current Contract Year (the ''Annual Withdrawal Allowance''), plus (2) the amount of all Purchase Payments made before the last 7 Contract Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in a Contract Year is cumulative; that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Contract Years (including the current Contract Year) as ''New Payments,'' and all Purchase Payments made before the last 7 Contract Years as ''Old Payments.''

For example, assume you wish to make a withdrawal from your Contract in Contract Year 10. You made an initial Purchase Payment of $10,000 in Contract Year 1, you made one additional Purchase Payment of $8,000 in Contract Year 8, and you have made no previous withdrawals. Your Account Value in Contract Year 10 is $35,000. The free withdrawal amount for Contract Year 10 is $19,400, calculated as follows:
-	$800, which is the Annual Withdrawal Allowance for Contract Year 10 (10% of the $8,000 Purchase Payment made in Contract Year 8, the only New Payment); plus
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$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Contract Years 1 through 7 and $800 for each of Contract Years 8 and 9 that are carried forward and available for use in Contract Year 10; plus

-	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Contract Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Contract Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Contract Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Contract Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Contract Year 10, $2,400 of that amount will be withdrawn from the remainder of the Contract Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Contract Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each Payment begins a new 7-year period and moves down a declining surrender charge scale at each Contract Anniversary. Payments received during the first Contract Year will be charged 6% if withdrawn. On your next scheduled Contract Anniversary, that Payment, along with any other Payments made during that Contract Year, will be considered to be in their second Contract Year and will have a 5% withdrawal charge. On the next Contract Anniversary, these Payments will move into their third Contract Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according the the number of Contract Years the Purchase Payment has been in your Account. The declining scale is as follows:

Number of Contract Years Payment Has Been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, again using the same facts as in the example above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Contract Year 8 would be 5%, because the number of Contract Years the Purchase Payments have been held in your Account would be 2.

For additional examples of how we calculate withdrawal charges, see Appendix B.

     Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity and distributions made on the death of the Owner are considered withdrawals, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Contract Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

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[(1 + I) / (1 + J)] ^ (N/12)   -1

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where:

I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

N is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary. The annual Account Fee will never exceed $30. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Contract Anniversary.

We will not charge you the Account Fee if:
(1)	your Account has been allocated only to the Fixed Account during the applicable Contract Year; or
(2)	your Account Value is more than $75,000 on your Contract Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

Premium Taxes

In New York there currently is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending on where the Owner or Payee resides. We believe that the amounts of such premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund's prospectus and related Statement of Additional Information.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one sum to you or, if you were the Annuitant, to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect. If your Contract names more than one Annuitant, we will pay the death benefit after the death of the last surviving of the Annuitants.

If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Owner, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse. See ''Other Contract Provisions - Death of Owner.''

Amount of Death Benefit

To calculate the amount of the death benefit, we use a ''Death Benefit Date.'' The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form (''Due Proof of Death'') if you have elected a death benefit payment method before the death of the Annuitant and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary's election of payment method, or if you were the Annuitant and the Beneficiary is your spouse, the Beneficiary's election to continue the Contract. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.
The death benefit will be the greatest of the following amounts:
1.	Your Account Value for the Valuation Period during which the Death Benefit Date occurs;
2.	Your total Purchase Payments minus the sum of partial withdrawals;
3.

Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

4.	The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and
5.

Your highest Account Value on any Contract Anniversary before the Annuitant's 81st birthday, adjusted for partial withdrawals and charges made between that Contract Anniversary and the Death Benefit Date.

If the death benefit we pay is amount (2), (3), (4), or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account (without the application of a Market Value Adjustment). he Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under ''The Income Phase - Annuity Provisions.''

During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us at our Service Address, a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code. (See ''Other Contract Provisions - Death of Owner.'')

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
o	An original certified copy of an official death certificate;
o	An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
o	Any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading ''Annuity Options,'' and you cannot change the Annuity Option(s) selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the ''Payee.''

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
o	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.
o

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 90th birthday. If there is a Co-Annuitant, the 90th birthday of the younger of the Annuitant and Co-Annuitant.

o	The Annuity Commencement Date must always be the first day of a month.
o	You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:
o	We must receive your notice at least 30 days before the current Annuity Commencement Date.
o	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both, except that Annuity Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

     Annuity Option E - Fixed Payments

We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times (over a period of at least 5 years) as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract), compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. If the Annuitant dies before all payments have been made, the Beneficiary may elect to receive the remaining payments or the unpaid balance in one lump sum. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain. If there is more than one Annuitant living on the Annuity Commencement Date because you have named a Co-Annuitant, we will provide Annuity Option C with a 50% survivor benefit and the Co-Annuitant as the designated second person.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

o	We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed.
o	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.
o	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See ''Annuity Payment Rates.''

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See ''Annuity Payment Rates.''

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Contract Year. To make an exchange, the Annuitant sends us, at our Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts are invested.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually).

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the ''Death Benefit'' section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Death of Owner

If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, the death benefit amount (as determined under ''Amount of Death Benefit'' in this Prospectus using the date we receive Due Proof of your Death as the Death Benefit Date), must be distributed to your ''designated beneficiary,'' within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the ''designated beneficiary.'' If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse.

If you were the Annuitant as well as the Owner, your surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. The special distribution rules will then apply on the death of your spouse. If your spouse does not make that election, the death benefit provisions of the Contract will apply, subject to the condition that any annuity option elected complies with the special distribution requirements described above. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control.

If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.

If the Owner is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee - that is the Annuitant or Beneficiary entitled to receive benefits - is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Funds. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Funds for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to the prior approval of the Superintendent of Insurance of the State of New York and any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York, make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See ''Change in Operation of Variable Account''); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it.

If you are establishing an Individual Retirement Account (''IRA''), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a ''ten day free-look,'' notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

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This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract.

Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments~~.~~ may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above)~~.~~

Death benefits paid upon the death of a Contract Owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the Contract. For this purpose, the amount of the "investment in the contract" is not affected by the Owner's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, apply to distributions prior to age 59 1/2.

If you receive an eligible rollover distribution from a Qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over some or all of that distribution to another eligible plan, the portion of such distribution that is rolled over will not be includible in your income. However, any eligible rollover distribution will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover.
-	A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

-	Any required minimum distribution, or

-	Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The preamble to the 1986 investment diversification regulations stated that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if and when they may be promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

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Qualified Retirement Plans

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plan as a general rule.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Owner attains age 5912, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Accounts

Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled ''Right to Return.''

Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA, the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (''Clarendon''), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of our parent company, Sun Life Assurance Company of Canada (U.S.), is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

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Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.10% of Purchase Payments. In addition, after the first Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Owner's Account Value. Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading ''Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates.'' During 2000 and 2001, approximately $2,346 and $22,348, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

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PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized ''Average Annual Total Return,'' ''Cumulative Growth Rate'' and ''Compound Growth Rate.'' We may also advertise ''yield'' and ''effective yield'' for some Sub-Accounts.

Average Annual Total Return measures the net income of a Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a variable option over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Fund. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in a Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of the Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. ''Compound Growth Rate'' is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Sun Capital Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Series Sub-Account similarly, but include the increase due to assumed compounding. The Sun Capital Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

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The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Fitch. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

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We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

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In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; and Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:\\www.sec.gov).

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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

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The Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the ''Exchange Act'') is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

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The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Superintendent of Insurance has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

In addition, affiliated groups of insurers, such as the Company, its parent and its affiliates, are regulated under insurance holding company legislation in New York and certain other states. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in New York, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

ACCOUNTANTS

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The financial statements of the Variable Account for the year ended December 31, 2001 included in the Statement of Additional Information and the financial statements of the Company for the years ended December 31, 2001, 2000 and 1999 included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing therein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Series Fund shares held in the Sub-Accounts of the Variable Account.

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The financial statements of the Variable Account for the year ended December 31, 2001 are also included in the Statement of Additional Information.

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Table of Contents of Statement of Additional Information

Calculation of Performance Data

Advertising and Sales Literature

Calculations

Example of Variable Accumulation Unit Value Calculation

Example of Variable Annuity Unit Calculation

Example of Variable Annuity Payment Calculation

Distribution of the Contracts

Designation and Change of Beneficiary

Custodian

Financial Statements

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This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2002 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 282-7073.

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________________________________________________________________________________________

To:     Sun Life Insurance and Annuity Company of New York

           P.O. Box 9133

           Wellesley Hills, Massachusetts 02481

           Please send me a Statement of Additional Information for

           Futurity-NY Variable and Fixed Annuity

           Sun Life (N.Y.) Variable Account C.

Name

Address

City                                State                Zip

Telephone

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Appendix A

Glossary

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or OWNER ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the ''Accumulation Period'' in the Contract.

ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a Co-Annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the new Annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving Annuitant and Co-Annuitant named. These persons are referred to collectively in the Contract as ''Annuitants.'' If you have named both an Annuitant and Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the ''designated beneficiary'' for purposes of Section 72(s) of the Internal Revenue Code.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.

COMPANY: Sun Life Insurance and Annuity Company of New York.

CONTRACT: A Contract issued by the Company on an individual basis.

CONTRACT DATE: The date on which we issue your Contract. This is called the ''Issue Date'' in the Contract.

CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Contract Anniversary is the first day immediately after the end of a Contract Year. Each Contract Year after the first is the 12 calendar month period that begins on your Contract Anniversary. If, for example, the Contract Date is in March, the first Contract Year will be determined from the Contract Date but will end on the last day of March in the following year; your Contract Anniversary is April 1 and all Contract Years after the first will be measured from April 1.

* You specify these items on the Contract Specifications page, and may change them, as we described in this Prospectus.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The assets of the Company which are allocated to a non-unitized separate account established in conformance with New York law.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term ''Owner,'' as used herein, shall refer to the organization entering into the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

* You specify these items on the Contract Specifications page, and may change them, as we described in this Prospectus.

SEVEN-YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Contract Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open and on other Business Days.

VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.


Appendix B

Condensed Financial Information - Accumulation Unit Values

The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information, All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

AIM V.I. Capital Appreciation Fund	$ 8.6246	$6.5261	12,316	2001
	10.0000	8.6246	2,128	2000

AIM V.I. Growth Fund	7.5417	4.9168	5,735	2001
	10.0000	7.5417	704	2000

AIM V.I. Growth and Income Fund	8.4157	6.4038	7,311	2001
	10.0000	8.4157	100	2000

AIM V.I. International Equity Fund	7.8325	5.9060	10,106	2001
	10.0000	7.8325	2,086	2000

Alger American Growth Portfolio	8.2112	7.1403	16,051	2001
	10.0000	8.2112	100	2000

Alger American Income and Growth Portfolio	9.5761	8.0905	7,622	2001
	10.0000	9.5761	100	2000

Alger American Small Capitalization Portfolio	7.7885	5.4135	3,284	2001
	10.0000	7.7885	100	2000

Goldman Sachs VIT CORESM Large Cap Growth Fund	7.6765	5.9981	4,953	2001
	10.0000	7.6765	564	2000

Goldman Sachs VIT CORESM Small Cap Equity Fund	10.0255	10.3340	250	2001
	10.0000	10.0255	100	2000

Goldman Sachs VIT CORESM U.S. Equity Fund	9.0725	7.8781	5,054	2001
	10.0000	9.0725	529	2000

Goldman Sachs VIT Growth and Income Fund	9.4529	8.4512	1,627	2001
	10.0000	9.4529	621	2000

Goldman Sachs VIT International Equity Fund	8.6139	6.6033	713	2001
	10.0000	8.6139	100	2000

JP Morgan International Opportunities Portfolio	8.8404	7.0489	1,518	2001
	10.0000	8.8404	100	2000

JP Morgan Small Company Portfolio	9.4702	8.5889	5,941	2001
	10.0000	9.4702	1,704	2000

JP Morgan U.S. Disciplined Equity Portfolio	8.9899	7.8093	100	2001
	10.0000	8.9899	100	2000

Lord Abbett Series Fund Growth and Income	11.5660	10.6392	17,685	2001
	10.0000	11.5660	100	2000

MFS/Sun Life Capital Appreciation Series	8.6417	6.3643	14,196	2001
	10.0000	8.6417	100	2000

MFS/Sun Life Emerging Growth Series	8.2142	5.2990	19,169	2001
	10.0000	8.2142	1,871	2000

MFS/Sun Life Government Securities Series	10.8891	11.5381	814	2001
	10.0000	10.8891	123	2000

MFS/Sun Life High Yield Series	9.2057	9.2372	3,359	2001
	10.0000	9.2057	660	2000

MFS/Sun Life Massachusetts Investors Growth Stock Series	9.0536	6.7051	23,983	2001
	10.0000	9.0536	527	2000

MFS/Sun Life Massachusetts Investors Trust Series	9.9770	8.2907	14,716	2001
	10.0000	9.9770	100	2000

MFS/Sun Life New Discovery Series	9.5430	8.9293	13,722	2001
	10.0000	9.5430	1,323	2000

MFS/Sun Life Total Return Series	11.4068	11.3060	13,561	2001
	10.0000	11.4068	100	2000

MFS/Sun Life Utilities Series	10.1525	7.5570	8,692	2001
	10.0000	10.1525	1,282	2000

OCC Equity Portfolio	11.3203	10.3797	100	2001
	10.0000	11.3203	158	2000

OCC Managed Portfolio	11.0239	10.3371	100	2001
	10.0000	11.0239	100	2000

OCC Mid Cap Portfolio	11.0040	11.5630	4,180	2001
	10.0000	11.0040	490	2000

OCC Small Cap Portfolio	13.5177	14.4406	2,345	2001
	10.0000	13.5177	448	2000

SCSM Blue Chip Mid Cap Fund	10.8375	10.3382	2,249	2001
	10.0000	10.8375	123	2000

SCSM Investors Foundation Fund	9.3560	8.4946	552	2001
	10.0000	9.3560	111	2000

SCSM Select Equity Fund	8.6935	7.1800	2,783	2001
	10.0000	8.6935	563	2000

Sun Capital Investment Grade Bond Fund(R)	10.7821	11.4022	29,425	2001
	10.0000	10.7821	637	2000

Sun Capital Money Market Fund(R)	10.3078	10.5297	100	2001
	10.0000	10.3078	105	2000

Sun Capital Real Estate Fund(R)	11.3448	12.5927	3,576	2001
	10.0000	11.3448	505	2000



Appendix C

Withdrawals, Withdrawal Charges and the Market Value Adjustment

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$ 4,000	$37,000	6.00%	$2,220
(b)	3	$52,000	$12,000	$40,000	5.00%	$2,000
(c)	7	$80,000	$28,000	$40,000	3.00%	$1,200
(d)	9	$98,000	$68,000	$0	0.00%	$0

(a)

The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years (''New Payments'')); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last 7 Account Years (''Old Payments'') not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)

In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)

In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)

In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year,


and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.
	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$ 64,000	$ 9,000	$ 20,000	$ 0	4.00%	$ 0
(b)	$ 56,000	$ 12,000	$ 11,000	$ 1,000	4.00%	$ 40
(c)	$ 40,000	$ 15,000	$ 0	$ 15,000	4.00%	$ 600

(a)

In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)

Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)

The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (''MVA'')


The MVA Factor is:

[(1 + I) / (1 + J)] ^ (N/12) -1


These examples assume the following:
1)	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
2)	The date of surrender is two years from the Expiration Date (N = 24).
3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
4)	The interest earned in the current Contract Year is $674.16.
5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08.

The MVA factor = [(1 + I) / (1 + J)] ^ (N/12) -1

                  =[(1 + .06) / (1 + .08)] ^ (24/12) -1

                  =(.981 ^ 2) -1

                  =.963    -1

                  =-0.37


The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current contract year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = $415.73

- $415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.

The MVA factor  =  [(1 + I) / (1 + J)] ^ (N/12) -1

                    =[(1 + .06) / (1 + .05)] ^ (24/12) -1

                    = (1.010 ^ 2) -1

                    = -.019

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.



                                                       SUN LIFE INSURANCE AND ANNUITY COMPANY OF

                                                       NEW YORK

                                                       P.O. Box 9133

                                                       Wellesley Hills, Massachusetts 02481


                                                       Telephone:

                                                       Toll Free (800) 282-7073

                                                       General Distributor

                                                       Clarendon Insurance Agency, Inc.

                                                       One Sun Life Executive Park

                                                       Wellesley Hills, Massachusetts 02481

                                                       Auditors

                                                       Deloitte & Touche LLP

                                                       200 Berkeley Street

                                                       Boston, Massachusetts 02116


PART B

INFORMATION REQUIRED IN A STATEMENT OF

ADDITIONAL INFORMATION



APRIL 30, 2002

FUTURITY NY

AND

REGATTA GOLD NY

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (N.Y.) VARIABLE ACCOUNT C

Calculation of Performance Data
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Designation and Change of Beneficiary
Custodian
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Futurity NY Variable and Fixed Annuity Contract and the Regatta Gold NY Variable and Fixed Annuity Contract (the "Contracts") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life of Canada (N.Y.) Variable Account C (the "Variable Account") which is not included in the Prospectus dated April 30, 2002. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, c/o Retirement Products and Services, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 282-7073 for the Futurity Contracts or (800) 447-7569 for the Regatta Contracts.


The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based on a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the date the sub-account was first offered by the separate account.


The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the table), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the SEC formula. For purposes of determining these investment results, the actual investment performance of each Sub-Account is reflected from the date the Sub-Account commenced investment operations in the Variable Account (the "Variable Account Inception Date"). No information is shown for Sub-Accounts that had not commenced operations as of December 31, 2001.


FUTURITY NY

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2001

	Variable Account Inception Date	1 YR	5 YR	10 YR	Life
AIM V.I. Capital Appreciation Fund	05/02/2000	-28.44%	-	-	-24.77%
AIM V.I. Growth Fund	05/02/2000	-38.27%	-	-	-36.34%
AIM V.I. Core Equity Fund	05/02/2000	-28.03%	-	-	-25.60%
AIM V.I. International Growth Fund	05/02/2000	-28.68%	-	-	-29.08%
Alger American Growth Portfolio	05/02/2000	-17.82%	-	-	-20.65%
Alger American Income and Growth Portfolio	05/02/2000	-20.14%	-	-	-14.55%
Alger American Small Capitalization Portfolio	05/02/2000	-34.22%	-	-	-32.63%
Goldman Sachs VIT CORE Large Cap Growth Fund	05/02/2000	-26.11%	-	-	-28.43%
Goldman Sachs VIT CORE U.S. Equity Fund	05/02/2000	-17.93%	-	-	-15.89%
Goldman Sachs VIT CORE Small Cap Equity Fund	05/02/2000	-2.66%	-	-	-1.19%
Goldman Sachs VIT Growth and Income Fund	05/02/2000	-15.52%	-	-	-12.32%
Goldman Sachs VIT International Equity Fund	05/02/2000	-27.50%	-	-	-24.24%
J.P. Morgan International Opportunities Portfolio	05/02/2000	-24.61%	-	-	-21.25%
J.P. Morgan Small Company Portfolio	05/02/2000	-14.30%	-	-	-11.47%
J.P. Morgan U.S. Disciplined Equity Portfolio	05/02/2000	-17.90%	-	-	-16.33%
Lord Abbett Series Fund Growth and Income	05/02/2000	-13.09%	-	-	0.54%
MFS/Sun Life Capital Appreciation Series	03/31/1993	-30.53%	4.56%	-	9.09%
MFS/Sun Life Emerging Growth Series	05/01/1995	-38.95%	6.54%	-	11.06%
MFS/Sun Life Government Securities Series	03/31/1993	0.06%	4.78%	-	4.71%
MFS/Sun Life High Yield Series	03/31/1993	-5.17%	0.97%	-	4.18%
MFS/Sun Life Massachusetts Investors Growth Stock Series	05/06/1998	-29.94%	-	-	1.55%
MFS/Sun Life Massachusetts Investors Trust Series	03/31/1993	-21.44%	5.96%	-	9.78%
MFS/Sun Life New Discovery Series	05/06/1998	-11.60%	-	-	11.39%
MFS/Sun Life Total Return Series	03/31/1993	-6.39%	8.24%	-	9.26%
MFS/Sun Life Utilities Series	11/16/1993	-29.30%	8.52%	-	10.45%
OCC Equity Portfolio	05/02/2000	-13.37%	-	-	-0.92%
OCC Managed Portfolio	05/02/2000	-11.41%	-	-	-1.16%
OCC Mid Cap Portfolio	05/02/2000	-0.78%	-	-	5.64%
OCC Small Cap Portfolio	05/02/2000	0.86%	-	-	21.37%
SC Blue Chip Mid Cap Fund	05/02/2000	-9.89%	-	-	-1.16%
SC Investors Foundation Fund	05/02/2000	-14.21%	-	-	-12.05%
SC Select Equity Fund	05/02/2000	-21.92%	-	-	-20.39%
Sun Capital Investment Grade Bond Fund	05/02/2000	-0.15%	-	-	4.77%
Sun Capital Money Market Fund	05/02/2000	-3.53%	-	-	-0.08%
Sun Capital Real Estate Fund	05/02/2000	4.83%			11.33%

REGATTA GOLD NY

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2001

	Variable Account
	Inception	1 YR	5 YR	10 YR	Life
Fund Name	Date

Bond Series	05/05/1998	0.52%	-	-	3.91%
Capital Appreciation Series	11/30/1989	-30.42%	4.61%	-	9.11%
Capital Opportunities Series	06/03/1996	-29.92%	9.16%	-	9.93%
Emerging Growth Series	05/01/1995	-39.04%	6.45%	-	10.98%
Emerging Markets Equity Series	06/05/1996	-7.67%	-3.72%	-	-3.40%
Global Asset Allocation Series	11/07/1994	-15.02%	2.50%	-	6.74%
Global Governments Series	11/30/1989	-8.71%	-0.34%	-	2.62%
Global Growth Series	11/16/1993	-25.05%	6.89%	-	8.66%
Global Total Return Series	11/07/1994	-12.49%	4.90%	-	7.79%
Government Securities Series	11/30/1989	0.14%	4.85%	-	4.74%
High Yield Series	11/30/1989	-5.19%	0.92%	-	4.16%
International Growth Series	06/03/1996	-21.45%	-0.78%	-	-1.07%
International Investors Trust Series	10/02/1995	-20.27%	2.86%	-	3.14%
Managed Sectors Series	11/30/1989	-39.74%	3.93%	-	7.80%
Massachusetts Investors Growth Stock Series	05/05/1998	-29.83%	-	-	1.66%
Massachusetts Investors Trust Series	10/31/1991	-21.69%	5.74%	-	9.64%
Money Market Series	11/30/1989	-3.29%	2.87%	-	3.06%
New Discovery Series	05/05/1998	-11.46%		-	11.52%
Research Series	11/07/1994	-26.88%	4.61%	-	10.91%
Research Growth and Income Series	05/12/1997	-16.85%	-	-	4.41%
Research International Series	05/05/1998	-23.17%	-	-	0.28%
Strategic Growth Series	11/01/1999	-29.54%	-	-	-10.87%
Strategic Income Series	05/06/1998	-3.60%	-	-	0.76%
Total Return Series	11/30/1989	-6.49%	8.11%	-	9.12%
Utilities Series	11/16/1993	-29.35%	8.48%	-	10.42%
Value Series	05/05/1998	-13.65%	-	-	6.11%


The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                          P(l + T) ^ n = ERV

Where:
P =	a hypothetical initial Purchase Payment of $1,000
T =	average annual total return for the period
n =	number of years
ERV =	redeemable value (as of the end of the period) of a hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: (1) all recurring fees have been deducted from the Participant's Account; (2) all applicable non-recurring Contract charges are deducted at the end of the period, and (3) there will be a full surrender at the end of the period.

The $50 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of the Account Fee on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

The tables below show, for various Sub-Accounts of the Variable Account, Non-Standardized Average Annual Total Return for the periods indicated, based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Total Return."


For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date each Fund commenced operations ("Fund Inception Date").


FUTURITY NY

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2001

	Fund Inception Date	1 YR	5 YR	10 YR	Life
AIM V.I. Capital Appreciation Fund	05/05/1993	-24.35%	4.55%	-	10.21%
AIM V.I. Growth Fund	05/05/1993	-34.80%	2.45%	-	7.31%
AIM V.I. Core Equity Fund	05/02/1994	-23.91%	5.80%	-	9.82%
AIM V.I. International Growth Fund	05/05/1993	-24.60%	0.11%	-	5.37%
Alger American Growth Portfolio	01/09/1989	-13.04%	11.80%	13.41%	15.0%
Alger American Income and Growth Portfolio	11/15/1988	-15.51%	15.21%	12.91%	11.82%
Alger American Small Capitalization Portfolio	09/21/1988	-30.49%	-2.44%	3.36%	10.18%
Goldman Sachs VIT CORE Large Cap Growth Fund	02/13/1998	-21.86%	-	-	-2.09%
Goldman Sachs VIT CORE U.S. Equity Fund	02/13/1998	-13.17%	-	-	1.88%
Goldman Sachs VIT CORE Small Cap Equity Fund	02/13/1998	3.08%	-	-	1.85%
Goldman Sachs VIT Growth and Income Fund	01/12/1998	-10.60%	-	-	-2.36%
Goldman Sachs VIT International Equity Fund	01/12/1998	-23.34%	-	-	0.29%
J.P. Morgan International Opportunities Portfolio	01/03/1995	-20.26%	-0.85%	-	2.46%
J.P. Morgan Small Company Portfolio	01/03/1995	-9.31%	4.93%	-	10.44%
J.P. Morgan U.S. Disciplined Equity Portfolio	01/03/1995	-13.13%	6.40%	-	11.58%
Lord Abbett Series Fund Growth and Income	12/11/1989	-8.01%	10.61%	12.56%	12.52%
MFS/Sun Life Capital Appreciation Series	06/12/1985	-26.35%	5.35%	9.83%	11.69%
MFS/Sun Life Emerging Growth Series	05/01/1995	-35.49%	7.23%	-	11.43%
MFS/Sun Life Government Securities Series	06/12/1985	5.96%	5.44%	5.14%	6.63%
MFS/Sun Life High Yield Series	06/12/1985	0.34%	1.50%	5.72%	6.32%
MFS/Sun Life Massachusetts Investors Growth Stock Series	05/06/1998	-25.94%	-	-	2.59%
MFS/Sun Life Massachusetts Investors Trust Series	11/14/1986	-16.90%	6.62%	9.65%	10.32%
MFS/Sun Life New Discovery Series	05/06/1998	-6.43%	-	-	12.55%
MFS/Sun Life Total Return Series	05/11/1988	-0.88%	8.94%	9.56%	10.01%
MFS/Sun Life Utilities Series	11/16/1993	-25.36%	9.13%	-	10.49%
OCC Equity Portfolio	08/01/1988	-8.31%	6.73%	11.32%	11.80%
OCC Managed Portfolio	08/01/1988	-6.23%	6.02%	11.62%	13.66%
OCC Mid Cap Portfolio	02/09/1998	5.08%	-	-	11.38%
OCC Small Cap Portfolio	08/01/1988	6.83%	9.74%	11.31%	11.85%
SC Blue Chip Mid Cap Fund	09/01/1999	-4.61%	-	-	18.53%
SC Investors Foundation Fund	09/01/1999	-9.21%	-	-	-2.61%
SC Select Equity Fund	09/01/1999	-17.41%	-	-	-3.25%
Sun Capital Investment Grade Bond Fund	12/07/1998	5.75%	-	-	3.87%
Sun Capital Money Market Fund	12/07/1998	2.15%	-	-	3.26%
Sun Capital Real Estate Fund	12/07/1998	11.0%	-	-	10.30%

REGATTA GOLD NY

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2001

Fund Name	Fund Inception	1 YR	5 YR	10 YR	Life
	Date

Bond Series	05/05/1998	6.30%	-	-	4.87%
Capital Appreciation Series	08/13/1985	-26.35%	5.34%	9.79%	11.80%
Capital Opportunities Series	06/13/1996	-26.00%	9.75%	-	10.43%
Emerging Growth Series	05/01/1995	-35.49%	7.22%	-	11.42%
Emerging Markets Equity Series	06/05/1996	-2.41%	-3.40%	-	-3.20%
Global Asset Allocation Series	11/07/1994	-10.18%	3.03%	-	6.79%
Global Governments Series	05/16/1988	-3.50%	0.09%	2.62%	4.55%
Global Growth Series	11/16/1993	-20.80%	7.54%	-	8.76%
Global Total Return Series	11/07/1994	-7.49%	5.48%	-	7.83%
Government Securities Series	08/12/1985	5.96%	5.44%	5.13%	6.71%
High Yield Series	08/13/1985	0.34%	1.49%	5.73%	6.41%
International Growth Series	06/03/1996	-17.06%	-0.38%	-	-0.79%
International Investors Trust Series	10/02/1995	-15.77%	3.40%	-	3.42%
Managed Sectors Series	05/27/1988	-36.41%	4.51%	6.99%	10.99%
Massachusetts Investors Growth Stock Series	05/05/1998	-25.94%	-	-	2.60%
Massachusetts Investors Trust Series	12/05/1986	-16.90%	6.63%	9.64%	10.37%
Money Market Series	08/29/1985	2.34%	3.45%	3.01%	3.93%
New Discovery Series	05/05/1998	-6.43%	-	-	12.54%
Research Series	11/07/1994	-22.48%	5.45%	-	11.14%
Research Growth and Income Series	05/12/1997	-12.14%	-	-	5.00%
Research International Series	05/05/1998	-18.90%	-	-	1.14%
Strategic Growth Series	11/01/1999	-25.68%	-	-	-9.55%
Strategic Income Series	05/06/1998	1.92%	-	-	1.64%
Total Return Series	05/16/1988	-0.88%	8.94%	9.54%	10.01%
Utilities Series	11/16/1993	-25.36%	9.12%	-	10.48%
Value Series	05/05/1998	-8.77%	-	-	7.13%


The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

"Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

"Annualized" quotations (described in the following table as "Compound Growth Rate") are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.


FITCH IBCA CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.


LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch IBCA and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.
	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.


TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:
-	The assumed rate of earnings will be realistic.
-	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
-	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
-	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.


CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION


Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003809 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117130 (14.5645672 X 1.00323702).


EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION


Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846391 (12.3456789 X 1.00323702 (the Net Investment Factor) X 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.


EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION


Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5845672 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3846391).


DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.10% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

DESIGNATION AND CHANGE OF BENEFICIARY

The Beneficiary designation in the Application will remain in effect until changed.

Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

FINANCIAL STATEMENTS


The Financial Statements of Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C for the year ended December 31, 2001 included in this Statement of Additional Information have been audited by Deloitte and Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.




SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF INCOME

(in thousands)

For the years ended December 31, 2001, 2000 and 1999
	2001	2000	1999

Revenues

Premiums and annuity considerations	$ 19,187	$ 17,810	$ 17,849
Net investment income	10,829	11,821	11,906
Net realized investment gains (losses)	648	(3,079)	497
Fee and other income	7,327	9,753	8,387

Total revenues	37,991	36,305	38,639

Benefits and Expenses

Policyowner benefits	19,525	19,381	20,153
Other operating expenses	9,198	8,383	9,181
Amortization of deferred policy acquisition costs	4,898	5,844	2,670

Total benefits and expenses	33,621	33,608	32,004

Income before income tax expense	4,370	2,697	6,635

Income tax expense	1,534	958	2,180

Net Income	$ 2,836	$ 1,739	$ 4,455

The accompanying notes are an integral part of the financial statements.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

BALANCE SHEETS

(in thousands )

December 31, 2001 and 2000
       ASSETS	2001	2000
Investments
Available-for-sale fixed maturities at fair value (amortized cost of
$106,939 and $110,526 in 2001 and 2000, respectively)	$ 109,097	$ 110,843
Mortgage loans	24,253	26,876
Policy loans	413	541
Short-term investments	17,757	16,001

Total investments	151,520	154,261

Cash and cash equivalents	9,107	7,292
Accrued investment income	1,692	1,765
Deferred policy acquisition costs	19,312	23,799
Other assets	7,976	9,413
Separate account assets	434,263	556,842

Total assets	$ 623,870	$ 753,372

LIABILITIES

Future contract and policy benefits	$ 39,919	$ 37,082
Contractholder deposit funds and other policy liabilities	83,462	98,307
Deferred federal income taxes	4,680	1,561
Other liabilities and accrued expenses	2,765	4,160
Separate account liabilities	434,263	556,842

Total liabilities	$ 565,089	$ 697,952

Commitments and contingencies - Note 15

STOCKHOLDER'S EQUITY

Common stock, $1 par value - 2,000 shares authorized;
2,000 shares issued and outstanding	$ 2,000	$ 2,000
Additional paid-in capital	29,500	29,500
Accumulated other comprehensive income	1,186	661
Retained earnings	26,095	23,259
Total stockholder's equity	$ 58,781	$ 55,420

Total liabilities and stockholder's equity	$ 623,870	$ 753,372

The accompanying notes are an integral part of the financial statements.

6


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31, 2001, 2000 and 1999

	2001	2000	1999

Net income	$ 2,836	$ 1,739
$   4,455

Other comprehensive income
Net unrealized holding gains (losses) on available-for-sale
securities, net of tax	525	1,933	(2,443)

Comprehensive income	$ 3,361	$ 3,672	$ 2,012

The accompanying notes are an integral part of the financial statements.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31, 2001, 2000 and 1999
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 1998	$ 2,000	$ 29,500	$ 1,171	$ 28,265	$ 60,936

Net income				4,455	4,455
Other comprehensive income
(loss)			(2,443)		(2,443)
Dividends to stockholder				(6,500)	(6,500)

Balance at December 31, 1999	2,000	29,500	(1,272)	26,220	56,448

Net income				1,739	1,739
Other comprehensive income			1,933		1,933
Dividends to stockholder				(4,700)	(4,700)

Balance at December 31, 2000	2,000	29,500
661
				23,259	55,420

Net income				2,836	2,836
Other comprehensive income			525		525

Balance at December 31, 2001	$ 2,000	$ 29,500	$ 1,186	$ 26,095	$ 58,781

The accompanying notes are an integral part of the financial statements.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31, 2001, 2000 and 1999
	2001	2000	1999

Cash Flows From Operating Activities:
Net income	$ 2,836	$ 1,739	$ 4,455
Adjustments to reconcile net income to net cash provided by
operating activities:
Amortization of discount and premiums	47	7	170
Depreciation and amortization	-	-	122
Net realized gains (losses) on investments	(648)	3,079	(497)
Interest credited to contractholder deposit funds	5,015	5,751	5,974
Deferred federal income taxes	2,837	(1,154)	879
Changes in assets and liabilities:

Deferred acquisition costs	3,459	3,943	19
Accrued investment income	72	106	54
Other assets	1,438	(2,403)	(1,924)
Future contract and policy benefits	2,837	2,698	2,342
Other, net	(1,035)	3,611	(2,554)

Net cash provided by operating activities	16,858	17,377	9,040

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	53,133	51,688	78,076
Real estate	-	-	2,009
Mortgage loans	7,172	3,177	11,852
Purchases of:
Available-for-sale fixed maturities	(48,872)	(42,546)	(70,547)
Mortgage loans	(4,630)	(3,809)	(3,675)
Net change in policy loans	128	(3)	87
Net change in short-term investments	(1,756)	(8,706)	(3,404)
Changes in other investing activities, net	-	-	(222)

Net cash provided by (used in) investing activities	5,175	(199)	14,176

The accompanying notes are an integral part of the financial statements.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CASH FLOWS (Continued)

(in thousands)

For the years ended December 31, 2001, 2000 and 1999

	2001	2000	1999

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 12,290	$ 11,301	$ 8,362
Withdrawals from contractholder deposit funds	(32,508)	(27,945)	(23,004)
Dividends paid to stockholder	-	(4,700)	(6,500)

Net cash used in financing activities	(20,218)	(21,344)	(21,142)

Net change in cash and cash equivalents	1,815	(4,166)	2,074

Cash and cash equivalents, beginning of year	7,292	11,458	9,384

Cash and cash equivalents, end of year	$ 9,107	$ 7,292	$ 11,458

Supplemental Cash Flow Information
Income taxes paid	$ 339	$ 701	$ 2,521

The accompanying notes are an integral part of the financial statements.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Sun Life Insurance and Annuity Company of New York (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuity contracts, and group life and disability insurance contracts in its state of domicile, New York. The Company's parent, Sun Life Assurance Company of Canada (U.S.), is ultimately a wholly-owned subsidiary of Sun Life Financial Services of Canada Inc. Sun Life Financial Services of Canada Inc. was formed as a result of the demutualization on March 22, 2000 of Sun Life Assurance Company of Canada, which was the Company's ultimate parent at December 31, 1999.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs, investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, the Company may enter into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

Cash and Cash Equivalents

Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short term bank participations. All such investments have been purchased with maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity or available-for-sale. In order for the securities to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums, and accretion of discounts. Securities that do not meet this criteria are classified as available-for-sale. Available-for-sale securities are carried at estimated fair value with changes in unrealized gains or losses reported net of policyholder related amounts and deferred income taxes in a separate component of other comprehensive income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment, and liquidity characteristics. The Company does not engage in trading activities. All of the Company's fixed maturity securities are available-for-sale. All security transactions are recorded on a trade-date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other-than-temporarily impaired securities for additional impairment, if necessary.

Mortgage loans are stated at unpaid principle balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principle and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgement of management, the loans are estimated to be fully collectible as to both principal and interest.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed quarterly and adjusted retrospectively by a cumulative charge or credit to current operations when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits discussed above are reduced.

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

Policy liabilities and accruals

Future contract and policy benefits are liabilities for traditional life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than deferred policy acquisition costs, benefits and expenses related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company files a consolidated federal income tax return with its parent, Sun Life Assurance Company of Canada (U.S.), and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different value for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits and they are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include individual qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the policyholder.

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value will be recognized in earnings.

The Company adopted SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. The Company did not use derivative contracts during the years ended December 31, 2001, 2000 and 1999, therefore, adoption had no material effect on the Company's financial position or results of operations.

During 2001, the Company adopted the requirements of Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 102, "Selected Loan Loss Allowance and Documentation Issues". The adoption had no material effect on the Company's financial position or results of operations.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Certain Investments". This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. On January 1, 2001, the Company adopted EITF No. 99-20. The adoption did not have a material impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" which replaces SFAS No. 125, "Accounting for Transfers and Services of Financial Assets and Extinguishments of Liabilities". This standard revises the methods for accounting for securitizations and other transfers of financial assets and collateral as outlined in SFAS No. 125, and requires certain additional disclosures. The adoption of this standard did not have a material effect on the Company's financial position or results of operations.

In July 2001, the FASB issued SFAS No. 141 "Business Combinations", SFAS No. 142 "Goodwill and Other Intangible Assets", and SFAS 143 "Accounting for Asset Retirement Obligations." These Statements are not applicable to the Company.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived assets and for Long-Lived Assets to Be Disposed Of." This statement is not applicable to the Company.

In September 2001, the EITF discussed Issue No. 01-10 "Accounting for the Impact of the Terrorist Attacks of September 11, 2001" which gives accounting guidance and recommended disclosures. Following this guidance, the Company has reviewed its insurance contracts to quantify potential losses, if any, as a result of the tragedy and has determined that there were no material claims exposure to the Company. The national tragedy of September 11, 2001 has also had an adverse impact on the airline, hotel and hospitality businesses. Although the Company has investments associated with these industries, it has determined that there are no current recoverability issues. The Company will continue to monitor these investments to determine if any adjustments for other-than-temporary declines due to the decrease in market value are necessary.

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has an agreement with Sun Life Assurance Company of Canada, which provides that Sun Life Assurance Company of Canada will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $2,046,000, $1,367,000, and $2,045,000 in 2001, 2000, and 1999, respectively. The Company also has an agreement with Sun life Assurance Company of Canada (U.S.), its parent, whereby its parent will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement totaled $1,750,000, $1,918,000, and $3,507,000 in 2001, 2000, and 1999, respectively.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (Continued)

The Company declared and paid dividends in the amounts of $4,700,000 and $6,500,000 to Sun Life Assurance Company of Canada (U.S.) during 2000 and 1999, respectively. No dividends were declared or paid during 2001. See Note 14 for dividend restrictions information.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with Sun Life Assurance Company of Canada.

3. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities were as follows (in 000's):
		December 31, 2001
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value
Fixed maturities available-for-sale:
United States treasury securities, U.S. Government
and agency securities	$ 5,239	$ 115	$ (57)	$ 5,297
Mortgage-backed securities	11,823	234	(24)	12,033
Public utilities	15,846	393	(201)	16,038
Transportation	5,003	183	(25)	5,161
Finance	19,523	477	(196)	19,804
Corporate	49,505	2,177	(918)	50,764
Total fixed maturities available-for-sale	$ 106,939	$ 3,579	$ (1,421)	$ 109,097
	December 31, 2000
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value
Fixed maturities available-for-sale:
United States treasury securities, U.S. Government
and agency securities	$ 7,269	$ 62	$ -	$ 7,331
Mortgage-backed securities	5,929	46	(4)	5,971
Public utilities	16,185	130	(173)	16,142
Transportation	7,572	97	(46)	7,623
Finance	15,630	397	(76)	15,951
Corporate fixed maturities	57,941	2,275	(2,391)	57,825
Total fixed maturities available-for-sale	$ 110,526	$ 3,007	$ (2,690)	$ 110,843


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (Continued)

The amortized cost and estimated fair value by maturity periods for fixed maturities are shown below (in 000's). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.
	December 31, 2001
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 16,742	$ 16,350
Due after one year through five years	33,555	34,415
Due after five years through ten years	25,865	26,600
Due after ten years	11,392	12,040
Subtotal	87,554	89,405
Asset-backed securities	19,385	19,692
Total	$ 106,939	$ 109,097

Gross gains of $788,000, and $137,000 and gross losses of $135,000, and $1,742,000 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2001 and 2000, respectively.

Fixed maturities with an amortized cost of approximately $403,000 and $404,000 at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2001, 95% of the Company's fixed maturities were investment grade and there were no significant concentrations by issuer or by industry, other than U.S. Treasury securities. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2001 and 2000, the Company incurred realized losses totaling $550,000 and $1,468,000, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature. During 2001, $617,000 of the 2000 losses were recovered and are included in realized gains.

Mortgage loans

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgement, the mortgage loan's value has been impaired, appropriate losses are recorded. The Company had no restructured or impaired mortgage loans at December 31, 2001 and 2000, respectively, nor any allowances for losses or reserves for impaired loans.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (Continued)

Mortgage loans comprise the following property types and geographic regions in (000's):
December 31,
Property Type:	2001	2000
Office building	$ 6,508	$ 6,581
Residential	1,060	1,099
Retail	9,865	9,909
Industrial/warehouse	3,600	5,799
Other	3,220	3,488

Total	$ 24,253	$ 26,876
December 31,
Geographic region:	2001	2000
Arizona	$ 2,524	$ 2,600
California	1,550	1,564
Florida	1,003	1,754
Georgia	1,060	1,099
Indiana	1,894	2,001
Maryland	3,301	3,488
Michigan	549	583
Nevada	-	1,177
New Jersey	-	865
New York	2,951	3,384
Ohio	1,217	1,262
Pennsylvania	1,986	3,119
Texas	668	694
Utah	1,538	1,588
Virginia	1,200	-
Wisconsin	1,610	-
Other	1,202	1,698

Total	$ 24,253	$ 26,876


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

3. INVESTMENTS (Continued)

At December 31, 2001, scheduled mortgage loan maturities were as follows (in 000's):
2002	$ 1,590
2003	1,291
2004	4,090
2005	4,593
2006	-
Thereafter	12,689
Total	$ 24,253

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $500,000 and $3,809,000 at December 31, 2001 and 2000, respectively. The fair value of the outstanding commitments is not material to the Company.

4. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following (in 000's):
	2001	2000	1999

Fixed maturities	$ 1,270	$ (1,611)	$ 236
Mortgage loans	(81)	-	8
Real estate	-	-	253
Short-term investments	9	-	-
Write-down of fixed maturities	(550)	(1,468)	-
Total	$ 648	$ (3,079)	$ 497

5. NET INVESTMENT INCOME

Net investment income consisted of the following (in 000's):

	2001	2000	1999

Fixed maturities	$ 8,501	$ 9,490	$ 9,059
Mortgage loans	2,373	2,432	3,121
Real estate	-	-	(156)
Policy loans	33	43	54
Other	33	45	45
Gross investment income	10,940	12,010	12,123
Less: Investment expenses	111	189	217
Net investment income	$ 10,829	$ 11,821	$ 11,906


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000 (in 000's):
	December 31, 2001		December 31, 2000
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 9,107	$ 9,107	$ 7,292	$ 7,292
Fixed maturities	109,097	109,097	110,843	110,843
Mortgages	24,253	25,743	26,876	27,890
Policy loans	413	413	541	541
Short-term investments	17,757	17,757	16,001	16,001

Financial liabilities:
Contractholder deposit funds	$ 79,761	$ 80,163	$ 95,508	$ 94,447
Fixed annuity contracts	7,539	7,503	8,530	8,219

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest which approximates fair value. The fair values of short-term bonds are estimated to be the amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

7. REINSURANCE

The Company has an agreement with Sun Life Assurance Company of Canada whereby Sun Life Assurance Company of Canada reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis. The agreement provides that Sun Life Assurance Company of Canada will reinsure the mortality risks in excess of $50,000 per policy for group life contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure $4,000 per policy per month for long-term disability contracts ceded by the Company.

The effects of reinsurance were as follows (in 000's):
	For the Years Ended December 31,
	2001	2000	1999

Insurance premiums:
Direct	$ 22,158	$ 21,484	$ 21,629
Ceded	2,971	3,674	3,780
Net Premiums	$ 19,187	$ 17,810	$ 17,849

Insurance and other individual policy benefits, and claims:
Direct	$ 24,487	$ 23,654	$ 23,764
Ceded	4,962	4,273	3,611
Net policy benefits and claims	$ 19,525	$ 19,381	$ 20,153

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

8. RETIREMENT PLANS

PENSION PLAN

The Company and certain affiliates participate with Sun Life Assurance Company of Canada in a non-contributory defined benefit pension plan covering essentially all employees. Benefits under all plans are based on years of service and employees' average compensation. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully funded. Most pension plan assets consist of separate accounts of Sun Life Assurance Company of Canada or other insurance company contracts.

The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31, 2001, 2000, and 1999 (in 000's):
	Year ended December 31,
	2001	2000	1999
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 109,675	$ 99,520	$ 110,792

Service cost	5,968	5,242	5,632

Interest cost	8,698	7,399	6,952

Actuarial loss (gain)	20,089	579	(21,480)

Benefits paid	(3,825)	(3,065)	(2,376)
Projected benefit obligation at end of year	$ 140,605	$ 109,675	$ 99,520

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 163,204	$ 158,271	$ 151,575
Actual return on plan assets	17,888	8,218	9,072
Benefits paid	(3,825)	(3,285)	(2,376)
Fair value of plan assets at end of year	$ 177,267	$ 163,204	$ 158,271

Funded status	$ 36,662	$ 53,529	$ 58,752
Unrecognized net actuarial loss	5,341	(12,620)	(20,071)
Unrecognized transition obligation	(18,766)	(20,561)	(22,617)
Unrecognized prior service cost	5,922	6,501	7,081

Prepaid benefit cost	$ 29,159	$ 26,849	$ 23,145


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

8. RETIREMENT PLANS (Continued)

The following table sets forth the components of the net periodic pension cost for the years ended December 31, 2001, 2000 and 1999 (in 000's).
	Year Ended December 31,
	2001	2000	1999

Components of net periodic benefit cost:
Service cost	$ 5,968	$ 5,242	$ 5,632

Interest cost	8,698	7,399	6,952

Expected return on plan assets	(14,502)	(13,723)	(12,041)

Amortization of transition obligation asset	(2,093)	(2,056)	(2,056)

Amortization of prior service cost	580	580	580

Recognized net actuarial gain	(492)	(1,146)	(554)
Net periodic benefit cost	$ (1,841)	$ (3,704)	$ (1,487)
The Company's share of net periodic benefit cost	$ 13	$ 52	$ 63

The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 7.0% for the year ended December 31, 2001, 7.5% for the years ended December 31, 2000 and 1999. The expected return on plan assets for 2001, 2000 and 1999 was 8.75% and the assumed rate of compensation increase for 2001, 2000 and 1999 was 4.50%.

The Company and certain affiliates also participate with Sun Life Assurance Company of Canada and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. Under the various plans the Company matches, up to specified amounts, employees' contributions to the plan. The Company's contributions were $6,200, $8,000 and $26,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company and certain affiliates provide certain health, dental, and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company and certain affiliates, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other postretirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2001, 2000 and 1999 (in 000's).


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

8. RETIREMENT PLANS (Continued)
	2001	2000	1999
Change in benefit obligation:
Benefit obligation at beginning of year	$ 17,085	$ 12,217	$ 10,419

Service cost	624	529	413

Interest cost	1,296	1,139	845

Actuarial loss	10,956	3,665	1,048

Benefits paid	(792)	(465)	(508)
Benefit obligation at end of year	$ 29,169	$ 17,085	$ 12,217

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -	$ -
Employer contributions	792	465	508

Benefits paid	(792)	(465)	(508)
Fair value of plan assets at end of year	$ -	$ -	$ -

Funded Status	$ (29,169)	$ (17,085)	$ (12,217)
Unrecognized net actuarial loss	15,738	4,914	1,469
Unrecognized transition obligation	50	95	140
Prepaid (accrued) benefit cost	$ (13,381)	$ (12,076)	$ (10,608)


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

8. RETIREMENT PLANS (Continued)

The following table sets forth the components of the net periodic postretirement benefit costs for the years ended December 31, 2001, 2000 and 1999 (in 000's).

	2001	2000	1999

Components of net periodic benefit cost
Service cost	$ 624	$ 529	$ 413

Interest cost	1,296	1,139	845

Amortization of transition obligation	45	45	45

Recognized net actuarial loss	381	219	164
Net periodic benefit cost	$ 2,346	$ 1,932	$ 1,467

The Company's share of net periodic benefit cost	$ 10	$ 11	$ 9

In order to measure the postretirement benefit obligation at December 31, 2001 the Company assumed a 16.0% annual rate of increase in the per capita cost of covered health care benefits (5.5% for dental benefits). In addition, medical cost inflation is assumed to be 12% in 2002 and assumed to decrease gradually to 5.5% for 2013 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2001 by $6.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $465 thousand. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2001 by $5.0 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $369 thousand. The assumed weighted average discount rate used in determining the postretirement benefit obligation was 7.0% for 2001 and 7.5% for both 2000 and 1999.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

9. FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with Sun Life Assurance Company of Canada (U.S.) and other affiliates as previously described in Note 1. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense in the statements of income for the years ended December 31, was as follows (in 000's):
	2001	2000	1999
Federal income tax expense:
Current
$   (1,303)
		$ 2,112	$ 1,301
Deferred	2,837	(1,154)	879

Total	$ 1,534	$ 958	$ 2,180

Federal income taxes attributable to the operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:
	2001	2000	1999

Expected federal income tax expense	$ 1,529	$ 944	$ 2,322
Other	5	14	(142)

Federal income tax expense	$ 1,534	$ 958	$ 2,180

The net deferred income tax liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and liabilities as of December 31 were as follows:
	2001	2000

Deferred tax assets:
Investments, net	$ (619)	$ 650
Actuarial liabilities	3,122	4,442
Total deferred tax assets	2,503	5,092

Deferred tax liabilities:
Deferred policy acquisition costs	(4,885)	(6,418)
Other	(2,298)	(235)

Total deferred tax liabilities	(7,183)	(6,653)

Net deferred tax liabilities	$ (4,680)	$ (1,561)

27


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

9. FEDERAL INCOME TAXES (Continued)

The Company makes payments under the tax sharing agreements as if it were filing as a separate company. Cash payments to the Company's parent, Sun Life Assurance Company of Canada (U.S.) for federal income taxes were approximately $339,000 and $701,000, for the years ended December 31, 2001 and 2000, respectively.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1994 and 1995. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):
	2001	2000

Balance at January 1	$ 20,574	$ 17,755
Less reinsurance recoverable	(5,067)	(4,036)
Net balance at January 1	15,507	13,719
Incurred related to:
Current year	11,354	10,670
Prior years	(786)	(14)
Total incurred	10,568	10,656
Paid losses related to:
Current year	(5,446)	(5,473)
Prior years	(3,092)	(3,395)
Total paid	(8,538)	(8,868)

Balance at December 31	23,615	20,574
Less reinsurance recoverable	(6,078)	(5,067)
Net balance at December 31	$ 17,537	$ 15,507

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustments expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its individual and group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

11. DEFERRED POLICY ACQUISITION COSTS

The following illustrates the changes to the deferred policy acquisition cost asset (in 000's):
	2001	2000

Balance at January 1	$ 23,799	$ 27,893
Acquisition costs deferred	1,439	1,901
Amortized to expense during year	(4,898)	(5,844)
Adjustment for unrealized investment gains (losses)
during year	(1,028)	(151)
Balance at December 31	$ 19,312	$ 23,799

12. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing-related activities. Each segment was defined consistent with the way results are evaluated by the chief operating decision-maker. Net investment income is allocated based on segmented assets by line of business.

Wealth Management

The Wealth Management segment markets and administers both individual fixed and variable annuity products.

Group Protection

The Group Protection segment markets and administers group life insurance, long-term disability and short-term disability products. These products are sold to employers that provide group benefits for their employees.

Individual Protection

The only individual products offered are conversions from the group life products.

Corporate

The Corporate segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

12. SEGMENT INFORMATION (Continued)

The following amounts pertain to the various business segments (in 000's):
	Year ended December 31, 2001

			Pretax
	Total	Total	Income	Net Operating	Total
	Revenues	Expenditures	(Loss)	Income(Loss)	Assets

Wealth Management	$ 16,491	$ 16,638	$ (147)	$ 194	$ 571,282
Group Protection	19,407	15,930	3,477	2,641	38,105
Individual Protection	229	898	(669)	(489)	1,284
Corporate	1,864	155	1,709	490	13,199
Total	$ 37,991	$ 33,621	$ 4,370	$ 2,836	$ 623,870

	Year ended December 31, 2000

Wealth Management	$ 20,066	$ 18,033	$ 2,033	$ 1,307	$ 711,141
Group Protection	17,194	15,350	1,844	1,199	30,514
Individual Protection	224	301	(77)	(50)	1,040
Corporate	(1,179)	(76)	(1,103)	(717)	10,677
Total	$ 36,305	$ 33,608	$ 2,697	$ 1,739	$ 753,372

	Year ended December 31, 1999

Wealth Management	$ 20,565	$ 16,234	$ 4,331	$ 2,958	$ 804,824
Group Protection	16,415	15,541	874	568	25,172
Individual Protection	391	56	335	218	483
Corporate	1,268	173	1,095	711	4,121
Total	$ 38,639	$ 32,004	$ 6,635	$ 4,455	$ 834,600


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

13. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the Insurance Department of the State of New York prepared on an accounting basis prescribed or permitted by the State of New York (statutory basis). Statutory net income and capital stock and surplus differ from net income and shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

The Company's statutory surplus and net income (loss) are as follows (in thousands):

	Year ended December 31,
	2001	2000	1999

Statutory surplus and capital	$ 40,434	$ 39,560	$ 41,346
Statutory net (loss) income	333	2,589	4,710

Effective January 1, 2001, the State of New York required that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviation prescribed or permitted by the State of New York Superintendent of Insurance.

The State of New York has adopted certain prescribed accounting practices that differ from those found in the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001. Specifically, paragraphs 5 through 11 and paragraphs 17 through 19 of Statement of Statutory Accounting Principle ("SSAP") No. 10, Income Taxes, were not adopted. In addition, all requirements related to deferred tax assets and deferred tax liabilities in paragraphs 20 and 21 of SSAP No. 10 were not adopted. The impact of not applying SSAP No. 10 in its entirety was a decrease in statutory surplus of $587,279 for the year ended December 31, 2001.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles in the statutory financial statements. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle in its statutory financial statements, as an adjustment that increased unassigned funds (surplus), of $62,400 as of January 1, 2001. This adjustment is due to the valuation of the Company's obligation for postretirement benefits other than pensions ("PBOP") on a NAIC basis as of January 1, 2001.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

14. DIVIDEND RESTRICTIONS

The Company's ability to pay dividends is subject to certain restrictions. New York has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. Dividends in the amount of $4,700,000 and $6,500,000 were declared and paid during 2000 and 1999, respectively, by the Company to its parent, Sun Life Assurance Company of Canada (U.S.). These dividends were approved by the Board of Directors and the State of New York Insurance Department. There were no dividends declared or paid during 2001.

15. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters beyond the ordinary course of business that could have a material effect upon the financial condition of the Company.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to 10 years. As of December 31, 2001, minimum future lease payments under such leases are as follows (in 000's):

2002	$ 286,264
2003	294,072
2004	196,048
Total	$ 776,384

Total rental expense for the years ended December 31, 2001, 2000 and 1999 was $438,000, $419,000, and $565,000, respectively.


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying balance sheets of Sun Life Insurance and Annuity Company of New York (the "Company") as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity, comprehensive income and of cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2002


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statement of Condition - December 31, 2001
Assets:
Investments in:
AIM Variable Insurance Fund, Inc.	Shares	Cost	Value
V.I. Capital Appreciation Fund (AIM1)	3,701	$96,222	$80,381
V.I. Growth Fund (AIM2)	1,721	30,978	28,181
V.I. Growth and Income Fund (AIM3)	2,318	51,108	46,820
V.I. International Equity Fund (AIM4)	4,003	72,237	59,695
The Alger American Fund
Growth Portfolio (AL1)	3,117	123,567	114,614
Income and Growth Portfolio (AL2)	5,835	63,718	61,675
Small Capitalization Portfolio (AL3)	1,074	18,606	17,778
Goldman Sachs Variable Insurance Trust
VITsm CORE Large Cap Growth Fund (GS1)	3,410	31,274	29,703
VITsm CORE Small Cap Equity Fund (GS2)	238	2,442	2,579
VITsm CORE U.S. Equity Fund (GS3)	3,639	41,250	39,813
Growth and Income Fund (GS4)	1,473	14,381	13,745
International Equity Fund (GS5)	523	5,139	4,701
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio (JP1)	59	841	771
International Opportunities Portfolio (JP2)	1,209	11,114	10,699
Small Company Portfolio (JP3)	3,859	52,735	51,020
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio (LA1)	8,142	184,833	188,153
MFS/Sun Life Series Trust
Capital Appreciation Series (CAS)	4,524	138,142	90,365
Emerging Growth Series (EGS)	6,366	143,461	101,602
Government Securities Series (GSS)	707	9,294	9,384
High Yield Series (HYS)	4,401	32,413	31,004
Massachusetts Investors Growth Stock Series (MIS)	16,576	173,038	160,767
Massachusetts Investors Trust Series (MIT)	4,532	124,828	121,992
New Discovery Series (NWD)	8,692	122,627	122,513
Total Return Series (TRS)	8,541	148,230	153,328
Utilities Series (UTS)	5,223	80,684	65,869
OCC Accumulation Trust
Equity Portfolio (OP1)	30	1,097	1,008
Mid Cap Portfolio (OP2)	3,592	46,412	48,342
Small Cap Portfolio (OP3)	1,049	31,227	33,829
Managed Portfolio (OP4)	25	957	988
Sun Capital Advisers Trust
Money Market Fund (SCA1)	1,053	1,053	1,053
Investment Grade Bond Fund (SCA2)	34,639	337,527	335,399
Real Estate Fund (SCA3)	3,801	44,507	45,036
Select Equity Fund (SCA4)	2,186	20,627	19,982
Blue Chip Mid Cap Fund (SCA5)	1,726	22,107	23,252
Investors Foundation Fund (SCA6)	525	4,770	4,682
Net assets		$2,283,446	$2,120,723

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statement of Condition - December 31, 2001 - continued
	Applicable to Owners of
Net Assets Applicable Contract Owners:	Deferred Variable Annuity Contracts
Futurity Contracts:	Units	Unit Value	Value
AIM Variable Insurance Fund, Inc.
AIM1	12,316	$6.5261	$80,381
AIM2	5,735	4.9168	28,181
AIM3	7,311	6.4038	46,820
AIM4	10,106	5.9060	59,695
The Alger American Fund
AL1	16,051	7.1403	114,614
AL2	7,622	8.0905	61,675
AL3	3,284	5.4135	17,778
Goldman Sachs Variable Insurance Trust
GS1	4,953	5.9981	29,703
GS2	250	10.3340	2,579
GS3	5,054	7.8781	39,813
GS4	1,627	8.4512	13,745
GS5	713	6.6033	4,701
J.P. Morgan Series Trust II
JP1	100	7.8093	771
JP2	1,518	7.0489	10,699
JP3	5,941	8.5889	51,020
Lord Abbett Series Fund, Inc.
LA1	17,685	10.6392	188,153
MFS/Sun Life Series Trust
CAS	14,196	6.3643	90,365
EGS	19,169	5.2990	101,602
GSS	814	11.5381	9,384
HYS	3,359	9.2372	31,004
MIS	23,983	6.7051	160,767
MIT	14,716	8.2907	121,992
NWD	13,722	8.9293	122,513
TRS	13,561	11.3060	153,328
UTS	8,692	7.5570	65,869
OCC Accumulation Trust
OP1	100	10.3797	1,008
OP2	4,180	11.5630	48,342
OP3	2,345	14.4406	33,829
OP4	100	10.3371	988
Sun Capital Advisers Trust
SCA1	100	10.5297	1,053
SCA2	29,425	11.4022	335,399
SCA3	3,576	12.5927	45,036
SCA4	2,783	7.1800	19,982
SCA5	2,249	10.3382	23,252
SCA6	552	8.4946	4,682
			$2,120,723

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statement of Operations - Year Ended December 31, 2001
	AIM1 Sub- Account	AIM2 Sub- Account	AIM3 Sub- Account	AIM4 Sub- Account	AL1 Sub- Account	AL2 Sub- Account
Income and expenses:
Dividend income	$-	$37	$22	$194	$253	$441
Mortality and expense risk charges	(624)	(143)	(387)	(497)	(1,465)	(1,101)
Distribution expense charges	(74)	(17)	(46)	(60)	(176)	(132)
Net investment income (loss)	$(698)	$(123)	$(411)	$(363)	$(1,388)	$(792)

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,710)	$(1,478)	$415	$(302)	$(44,838)	$(37,281)
Realized gain distributions	6,174	-	-	1,525	13,694	8,354
Net realized gains (losses)	$4,464	$(1,478)	$415	$1,223	$(31,144)	$(28,927)

Net unrealized appreciation (depreciation) on investments:
End of year	$(15,841)	$(2,797)	$(4,288)	$(12,542)	$(8,953)	$(2,043)
Beginning of year	(3,032)	(1,257)	(186)	(2,321)	(295)	(250)
Change in unrealized appreciation (depreciation)	$(12,809)	$(1,540)	$(4,102)	$(10,221)	$(8,658)	$(1,793)

Realized and unrealized gains (losses)	$(8,345)	$(3,018)	$(3,687)	$(8,998)	$(39,802)	$(30,720)
Increase (Decrease) in net assets from operations	$(9,043)	$(3,141)	$(4,098)	$(9,361)	$(41,190)	$(31,512)
	AL3 Sub- Account	GS1 Sub- Account	GS2 Sub- Account	GS3 Sub- Account	GS4 Sub- Account	GS5 Sub- Account
Income and expenses:
Dividend income	$2	$8	$7	$177	$65	$68
Mortality and expense risk charges	(68)	(209)	(15)	(271)	(147)	(20)
Distribution expense charges	(8)	(25)	(2)	(33)	(18)	(2)
Net investment income (loss)	$(74)	$(226)	$(10)	$(127)	$(100)	$46

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(256)	$(1,357)	$(9)	$(368)	$(597)	$(21)
Realized gain distributions	-	13	-	-	-	16
Net realized gains (losses)	$(256)	$(1,344)	$(9)	$(368)	$(597)	$(5)

Net unrealized appreciation (depreciation) on investments:
End of year	$(828)	$(1,571)	$137	$(1,437)	$(636)	$(438)
Beginning of year	(577)	(1,177)	(21)	(341)	(280)	(180)
Change in unrealized appreciation (depreciation)	$(251)	$(394)	$158	$(1,096)	$(356)	$(258)

Realized and unrealized gains (losses)	$(507)	$(1,738)	$149	$(1,464)	$(953)	$(263)
Increase (Decrease) in net assets from operations	$(581)	$(1,964)	$139	$(1,591)	$(1,053)	$(217)

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statement of Operations - Year Ended December 31, 2001 - continued
	JP1 Sub- Account	JP2 Sub- Account	JP3 Sub- Account	LA1 Sub- Account	CAS Sub- Account	EGS Sub- Account
Income and expenses:
Dividend income	$4	$92	$13	$882	$294	$-
Mortality and expense risk charges	(18)	(43)	(451)	(777)	(912)	(1,009)
Distribution expense charges	(2)	(5)	(54)	(93)	(109)	(121)
Net investment income (loss)	$(16)	$44	$(492)	$12	$(727)	$(1,130)

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(202)	$(43)	$(170)	$107	$(1,047)	$(1,184)
Realized gain distributions	-	35	-	3,703	31,445	14,933
Net realized gains (losses)	$(202)	$(8)	$(170)	$3,810	$30,398	$13,749

Net unrealized appreciation (depreciation) on investments:
End of year	$(70)	$(415)	$(1,715)	$3,320	$(47,777)	$(41,859)
Beginning of year	(96)	(126)	(823)	156	(252)	(1,890)
Change in unrealized appreciation (depreciation)	$26	$(289)	$(892)	$3,164	$(47,525)	$(39,969)

Realized and unrealized gains (losses)	$(176)	$(297)	$(1,062)	$6,974	$(17,127)	$(26,220)
Increase (Decrease) in net assets from operations	$(192)	$(253)	$(1,554)	$6,986	$(17,854)	$(27,350)
	GSS Sub- Account	HYS Sub- Account	MIS Sub- Account	MIT Sub- Account	NWD Sub- Account	TRS Sub- Account
Income and expenses:
Dividend income	$1,753	$1,184	$14	$548	$-	$52
Mortality and expense risk charges	(205)	(233)	(952)	(780)	(676)	(690)
Distribution expense charges	(25)	(28)	(114)	(94)	(81)	(83)
Net investment income (loss)	$1,523	$923	$(1,052)	$(326)	$(757)	$(721)

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(621)	$(410)	$(1,936)	$(5,430)	$(855)	$(110)
Realized gain distributions	-	-	1,490	5,974	2,039	94
Net realized gains (losses)	$(621)	$(410)	$(446)	$544	$1,184	$(16)

Net unrealized appreciation (depreciation) on investments:
End of year	$90	$(1,409)	$(12,271)	$(2,836)	$(114)	$5,098
Beginning of year	45	(407)	(353)	(67)	(487)	50
Change in unrealized appreciation (depreciation)	$45	$(1,002)	$(11,918)	$(2,769)	$373	$5,048

Realized and unrealized gains (losses)	$(576)	$(1,412)	$(12,364)	$(2,225)	$1,557	$5,032
Increase (Decrease) in net assets from operations	$947	$(489)	$(13,416)	$(2,551)	$800	$4,311

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statement of Operations - Year Ended December 31, 2001 - continued
	UTS Sub- Account	OP1 Sub- Account	OP2 Sub- Account	OP3 Sub- Account	OP4 Sub- Account	SCA1 Sub- Account
Income and expenses:
Dividend income	$945	$12	$43	$72	$24	$139
Mortality and expense risk charges	(533)	(28)	(311)	(220)	(13)	(49)
Distribution expense charges	(64)	(3)	(37)	(26)	(2)	(6)
Net investment income (loss)	$348	$(19)	$(305)	$(174)	$9	$84

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,740)	$(42)	$63	$(1)	$(51)	$-
Realized gain distributions	2,587	11	1,294	641	-	-
Net realized gains (losses)	$847	$(31)	$1,357	$640	$(51)	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$(14,815)	$(89)	$1,930	$2,602	$31	$-
Beginning of year	(129)	220	(201)	805	112	-
Change in unrealized appreciation (depreciation)	$(14,686)	$(309)	$2,131	$1,797	$(81)	$-

Realized and unrealized gains (losses)	$(13,839)	$(340)	$3,488	$2,437	$(132)	$-
Increase (Decrease) in net assets from operations	$(13,491)	$(359)	$3,183	$2,263	$(123)	$84
	SCA2 Sub- Account	SCA3 Sub- Account	SCA4 Sub- Account	SCA5 Sub- Account	SCA6 Sub- Account
Income and expenses:
Dividend income	$10,581	$2,142	$110	$-	$15
Mortality and expense risk charges	(2,230)	(284)	(176)	(107)	(24)
Distribution expense charges	(268)	(34)	(21)	(13)	(3)
Net investment income (loss)	$8,083	$1,824	$(87)	$(120)	$(12)

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$325	$370	$(1,021)	$(21)	$(42)
Realized gain distributions	-	628	-	-	-
Net realized gains (losses)	$325	$998	$(1,021)	$(21)	$(42)

Net unrealized appreciation (depreciation) on investments:
End of year	$(2,128)	$529	$(645)	$1,145	$(88)
Beginning of year	140	197	(577)	(15)	(138)
Change in unrealized appreciation (depreciation)	$(2,268)	$332	$(68)	$1,160	$50

Realized and unrealized gains (losses)	$(1,943)	$1,330	$(1,089)	$1,139	$8
Increase (Decrease) in net assets from operations	$6,140	$3,154	$(1,176)	$1,019	$(4)

See notes to financial statements

Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets

	AIM1 Sub-Account		AIM2 Sub-Account		AIM3 Sub-Account		AIM4 Sub-Account
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001
Operations:
Net investment income (loss)	$(698)	$314	$(123)	$121	$(411)	$16		$(363
Net realized gains (losses)	4,464	(9)	(1,478)	(3)	415	8		1,223
Net unrealized gains (losses)	(12,809)	(3,032)	(1,540)	(1,257)	(4,102)	(186)		(10,221
Increase (Decrease) in net assets from operations	$(9,043)	$(2,727)	$(3,141)	$(1,139)	$(4,098)	$(162)		$(9,361

Participant transactions:
Accumulation activity:
Purchase payments received	$1,078	$1,000	$13,632	$1,250	$48,404	$1,152		$2,347
Net transfers between Sub-Accounts and Fixed Account	71,477	20,086	12,392	5,197	11,455	(148)		50,369
Withdrawals, surrenders, annuitizations and contract charges	(1,490)	-	(10)	-	(9,783)	-		-
Net accumulation activity	$71,065	$21,086	$26,014	$6,447	$50,076	$1,004		$52,716

Increase (Decrease) in net assets from participant transactions	$71,065	$21,086	$26,014	$6,447	$50,076	$1,004		$52,716
Increase (Decrease) in net assets	$62,022	$18,359	$22,873	$5,308	$45,978	$842		$43,355

Net assets:
Beginning of year	18,359	-	5,308	-	842	-	16,340	- 819 -
End of year	$80,381	$18,359	$28,181	$5,308	$46,820	$842	$59,695	$ 16,340 $ 114,614 $ 819

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	AL2 Sub-Account		AL3 Sub-Account		GS1 Sub-Account		GS2 Sub-Account
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001
Operations:
Net investment income (loss)	$(792)	$210	$(74)	$361	$(226)	$411	$(10)	$ 24 $ (127) $ 42
Net realized gains (losses)	(28,927)	(2)	(256)	(5)	(1,344)	(1)	(9)	- (368) -
Net unrealized gains (losses)	(1,793)	(250)	(251)	(577)	(394)	(1,177)	158	(21) (1,096) (341)
Increase (Decrease) in net assets from operations	$(31,512)	$(42)	$(581)	$(221)	$(1,964)	$(767)	$139	$ 3 $ (1,591) $ (299)

Participant transactions:
Accumulation activity:
Purchase payments received	$209,997	$999	$7,273	$1,000	$5,000	$1,000	$-	$ 1,000 $ (1) $ 1,000
Net transfers between Sub-Accounts and Fixed Account	(107,944)	-	10,356	-	28,592	4,095	1,471	- 38,105 4,095
Withdrawals, surrenders, annuitizations and contract charges	(9,823)	-	(47)	-	(6,253)	-	(34)	- (1,496) -
Net accumulation activity	$92,230	$999	$17,580	$1,000	$27,339	$5,095	$1,437	$ 1,000 $ 36,608 $ 5,095

Increase (Decrease) in net assets from participant transactions	$92,230	$999	$17,580	$1,000	$27,339	$5,095	$1,437	$ 1,000 $ 36,608 $ 5,095
Increase (Decrease) in net assets	$60,718	$957	$16,999	$779	$25,375	$4,328	$1,576	$ 1,003 $ 35,017 $ 4,796

Net assets:
Beginning of year	957	-	779	-	4,328	-	1,003	- 4,796 -
End of year	$61,675	$957	$17,778	$779	$29,703	$4,328	$2,579	$ 1,003 $ 39,813 $ 4,796

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	GS4 Sub-Account		GS5 Sub-Account		JP1 Sub-Account		JP2 Sub-Account
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001
Operations:
Net investment income (loss)	$(100)	$(2)	$46	$43	$(16)	$(4)	$44	$ 10 $ (492) $ (26)
Net realized gains (losses)	(597)	-	(5)	(2)	(202)	(1)	(8)	- (170) (5)
Net unrealized gains (losses)	(3556)	(280)	(258)	(180)	26	(96)	289	(126) (892) (823)
Increase (Decrease) in net assets from operations	$(1,053)	$(282)	$(217)	$(139)	$(192)	$(101)	$(253)	$ (116) $ (1,554) $ (854)

Participant transactions:
Accumulation activity:
Purchase payments received	$6,137	$1,000	$-	$1,001	$5,000	$1,000	$775	$ 1,000 $ - $ 1,000
Net transfers between Sub-Accounts and Fixed Account	7,757	5,148	4,056	-	-	-	9,380	- 36,486 15,991
Withdrawals, surrenders, annuitizations and contract charges	(4,962)	-	-	-	(4,936)	-	(87)	- (49) -
Net accumulation activity	$8,932	$6,148	$4,056	$1,001	$64	$1,000	$10,068	$ 1,000 $ 36,437 $ 16,991

Increase (Decrease) in net assets from participant transactions	$8,932	$6,148	$4,056	$1,001	$64	$1,000	$10,068	$ 1,000 $ 36,437 $ 16,991
Increase (Decrease) in net assets	$7,879	$5,866	$3,839	$862	$(128)	$899	$9,815	$ 884 $ 34,881 $ 16,137

Net assets:
Beginning of year	5,866	-	862	-	899	-	884	- 16,137 -
End of year	$13,745	$5,866	$4,701	$862	$771	$899	$10,699	$ 884 $ 15,020 $ 16,137

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	LA1 Sub-Account		CAS Sub-Account		EGS Sub-Account	GSS Sub-Account HYS Sub-Account
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)
Operations:
Net investment income (loss)	$12	$1	$(727)	$118	$(1,130)	$60
Net realized gains (losses)	3,310	1	30,398)	(1)	13,749	(7)
Net unrealized gains (losses)	3,164	156	(47,523)	(252)	(39,969)	(1,890)
Increase (Decrease) in net assets from operations	$6,986	$158	$(17,854)	$(135)	$(27,350)	$(1,837)

Participant transactions:
Accumulation activity:
Purchase payments received	$67,088	$998	$104,355	$999	$66,066	$1,100
Net transfers between Sub-Accounts and Fixed Account	117,962	-	3,000	-	47,510	16,113
Withdrawals, surrenders, annuitizations and contract charges	(5,039)	-	-	-	-	-
Net accumulation activity	$180,011	$998	$107,355	$999	$113,576	$17,213

Increase (Decrease) in net assets from participant transactions	$180,011	$998	$107,355	$999	$113,576	$17,213
Increase (Decrease) in net assets	$186,997	$1,156	$89,501	$864	$86,226	$15,376

Net assets:
Beginning of year	1,156	-	864	-	15,376	-
End of year	$188,153	$1,156	$90,365	$864	$101,602	$15,376

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	MIS Sub-Account		MIT Sub-Account		NWD Sub-Account
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)
Operations:
Net investment income (loss)	$(1,052)	$26	$(326)	$64	$(757)	$22	$ (721) $ 92 $ 348 $ 65
Net realized gains (losses)	(466)	-	544	-	1,184	(4)	(16) (1) 847 (8)
Net unrealized gains (losses)	(11,918)	(353)	(2,769)	(67)	373	(487)	5,048 50 (14,686) (129)
Increase (Decrease) in net assets from operations	$(13,416)	$(327)	$(2,551)	$(3)	$800	$(469)	$ 4,311 $ 141 $ (13,491) $ (72)

Participant transactions:
Accumulation activity:
Purchase payments received	$135,150	$1,000	$46,324	$1,001	$69,991	$1,000	$
Net transfers between Sub-Accounts and Fixed Account	38,428	4,095	118,327	-	40,552	12,092
Withdrawals, surrenders, annuitizations and contract charges	(4,163)	-	(41,106)	-	(1,453)	-
Net accumulation activity	$169,415	$5,095	$123,545	$1,001	$109,090	$13,092	$

Increase (Decrease) in net assets from participant transactions	$169,415	$5,095	$123,545	$1,001	$109,090	$13,092	$
Increase (Decrease) in net assets	$155,999	$4,768	$120,994	$998	$109,890	$12,623	$

Net assets:
Beginning of year	4,768	-	998	-	12,623	-	1,141 - 13,019 -
End of year	$160,767	$4,768	$121,992	$998	$122,513	$12,623	$ 153,328 $ 1,141 $ 65,869 $ 13,019

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	OP1 Sub-Account		OP2 Sub-Account		OP3 Sub-Account
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)
Operations:
Net investment income (loss)	$(19)	$(13)	$(305)	$409	$(174)	$(17)	$ 9 $ (10) $ 84 $ 33
Net realized gains (losses)	(31)	7	1,357	2	640	9	(51) - - -
Net unrealized gains (losses)	(309)	220	2,131	(201)	1,797	805	(81) 112 - -
Increase (Decrease) in net assets from operations	$(359)	$214	$3,183	$210	$2,263	$797	$ (123) $ 102 $ 84 $ 33

Participant transactions:
Accumulation activity:
Purchase payments received	$3	$1,500	$6,171	$1,100	$4,597	$1,049	$
Net transfers between Sub-Accounts and Fixed Account	(420)	70	40,158	4,087	22,524	4,212
Withdrawals, surrenders, annuitizations and contract charges	-	-	(6,567)	-	(1,613)	-
Net accumulation activity	$(417)	$1,570	$39,762	$5,187	$25,508	$5,261	$

Increase (Decrease) in net assets from participant transactions	$(417)	$1,570	$39,762	$5,187	$25,508	$5,261	$
Increase (Decrease) in net assets	$(776)	$1,784	$42,945	$5,397	$27,771	$6,058	$

Net assets:
Beginning of year	1,784	-	5,397	-	6,058	-	1,102 - 1,082 -
End of year	$1,008	$1,784	$48,342	$5,397	$33,829	$6,058	$ 988 $ 1,102 $ 1,053 $ 1,082

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

See notes to financial statements


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued

	SCA2 Sub-Account		SCA3 Sub-Account		SCA4 Sub-Account
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)
Operations:
Net investment income (loss)	$8,083	$120	$1,824	$215	$(87)	$166	$ (120) $ 105 $ (12) $ 67
Net realized gains (losses)	325	5	998	3	(1,021)	-	(21) 3 (42) 2
Net unrealized gains (losses)	(2,268)	140	332	197	(68)	(577)	1,160 (15) 50 (138)
Increase (Decrease) in net assets from operations	$6,140	$265	$3,154	$415	$(1,176)	$(411)	$ 1,019 $ 93 $ (4) $ (69)

Participant transactions:
Accumulation activity:
Purchase payments received	$295,783	$1,650	$4,737	$1,200	$-	$1,200	$
Net transfers between Sub-Accounts and Fixed Account	50,609	4,951	33,148	4,115	17,757	4,105
Withdrawals, surrenders, annuitizations and contract charges	(23,999)	-	(1,733)	-	(1,493)	-
Net accumulation activity	$322,393	$6,601	$36,152	$5,315	$16,264	$5,305	$

Increase (Decrease) in net assets from participant transactions	$322,393	$6,601	$36,152	$5,315	$16,264	$5,305	$
Increase (Decrease) in net assets	$328,533	$6,866	$39,306	$5,730	$15,088	$4,894	$

Net assets:
Beginning of year	6,866	-	5,730	-	4,894	-	1,333 - 1,039 -
End of year	$335,399	$6,866	$45,036	$5,730	$19,982	$4,894	$ 23,252 $ 1,333 $ 4,682 $ 1,039

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

See notes to financial statements

Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Notes to Financial Statements

(5) Unit Activity from Participant Transactions

	Units Outstanding Beginning of Year		Units Purchased		Units Transferred Between Sub-Accounts and Fixed Accumulation Account		Units Withdrawn, Surrendered, and Annuitized		Units Outstanding End of Year
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)
Futurity Contracts:
AIM1	2,128	-	163	100	10,265	2,028	(240)	-	12,316	2,128
AIM2	704	-	2,831	125	2,201	579	(1)	-	5,735	704
AIM3	100	-	6,831	114	1,735	(14)	(1,355)	-	7,311	100
AIM4	2,086	-	406	175	7,614	1,911	-	-	10,106	2,086

AL1	100	-	29,627	100	(13,288)	-	(388)	-	16,051	100
AL2	100	-	23,959	100	(15,301)	-	(1,136)	-	7,622	100
AL3	100	-	1,304	100	1,889	-	(9)	-	3,284	100

GS1	564	-	739	100	4,635	464	(985)	-	4,953	564
GS2	100	-	-	100	154	-	(4)	-	250	100
GS3	529	-	-	100	4,721	429	(196)	-	5,054	529
GS4	621	-	688	100	880	521	(562)	-	1,627	621
GS5	100	-	-	100	613	-	-	-	713	100

JP1	100	-	584	100	-	-	(584)	-	100	100
JP2	100	-	115	100	1,315	-	(12)	-	1,518	100
JP3	1,704	-	-	100	4,243	1,604	(6)	-	5,941	1,704

LA1	100	-	6,137	100	11,907	-	(459)	-	17,685	100

CAS	100	-	13,634	100	462	-	-	-	14,196	100
EGS	1,871	-	9,337	110	7,961	1,761	-	-	19,169	1,871
GSS	123	-	2,246	140	4,150	(17)	(5,705)	-	814	123
HYS	660	-	87	115	2,613	545	(1)	-	3,359	660
MIS	527	-	18,580	100	5,503	427	(627)	-	23,983	527
MIT	100	-	5,192	100	14,140	-	(4,716)	-	14,716	100
NWD	1,323	-	7,938	100	4,647	1,223	(186)	-	13,722	1,323
TRS	100	-	5,655	100	7,813	-	(7)	-	13,561	100
UTS	1,282	-	2,941	110	5,162	1,172	(693)	-	8,692	1,282

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(5) Unit Activity from Participant Transactions - continued

	Units Outstanding Beginning of Year		Units Purchased		Units Transferred Between Sub-Accounts and Fixed Accumulation Account		Units Withdrawn, Surrendered, and Annuitized		Units Outstanding End of Year
	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)	Year Ended December 31, 2001	Period Ended December 31, 2000 (a)
Futurity Contracts:
OP1	158	-	-	150	(58)	8	-	-	100	158
OP2	490	-	555	109	3,734	381	(599)	-	4,180	490
OP3	448	-	327	104	1,695	344	(125)	-	2,345	448
OP4	100	-	-	100	-	-	-	-	100	100

SCA1	105	-	2,965	100	(1,054)	5	(1,916)	-	100	105
SCA2	637	-	26,444	165	4,477	472	(2,133)	-	29,425	637
SCA3	505	-	381	119	2,835	386	(145)	-	3,576	505
SCA4	563	-	-	119	2,436	444	(216)	-	2,783	563
SCA5	123	-	83	124	2,043	(1)	-	-	2,249	123
SCA6	111	-	-	115	441	(4)	-	-	552	111

(a) For the period April 14, 2000 (commencement of operations) through December 31, 2000

Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-account for the year ended December 31, 2001:
	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund	$78,679	$2,138
V.I. Growth Fund	27,286	1,395
V.I. Growth and Income Fund	59,838	10,173
V.I. International Equity Fund	54,408	530
The Alger American Fund
Growth Portfolio	271,101	103,810
Income and Growth Portfolio	230,349	130,557
Small Capitalization Portfolio	17,621	115
Goldman Sachs Variable Insurance Trust
VITsm CORE Large Cap Growth Fund	33,092	5,966
VITsm CORE Small Cap Equity Fund	1,478	50
VITsm CORE U.S. Equity Fund	37,921	1,440
Growth and Income Fund	13,955	5,123
International Equity Fund	4,137	19
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	5,004	4,956
International Opportunities Portfolio	10,278	131
Small Company Portfolio	36,490	545
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	189,404	5,678
MFS/Sun Life Series Trust
Capital Appreciation Series	139,076	1,003
Emerging Growth Series	128,441	1,062
Government Securities Series	73,114	64,498
High Yield Series	103,620	77,275
Massachusetts Investors Growth Stock Series	175,410	5,557
Massachusetts Investors Trust Series	170,952	41,759
New Discovery Series	112,587	2,215
Total Return Series	148,894	1,645
Utilities Series	76,281	7,005
OCC Accumulation Trust
Equity Portfolio	1,674	2,099
Mid Cap Portfolio	48,044	7,293
Small Cap Portfolio	27,846	1,871
Managed Portfolio	24	6
Sun Capital Advisers Trust
Money Market Fund	31,139	31,168
Investment Grade Bond Fund	357,001	26,525
Real Estate Fund	41,622	3,018
Select Equity Fund	19,097	2,920
Blue Chip Mid Cap Fund	21,029	249
Investors Foundation Fund	3,770	135


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(7) Financial Highlights

The summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2001, follows.
	At December 31,			For the year ended December 31,
	Units	Unit Value	Net Assets	Investment Income Ratio	Expense Ratio	Total Return
AIM V.I. Capital Appreciation Fund
December 31, 2001	12,316	$6.5261	$80,381	-%	1.40%	(24.35)%
AIM V.I. Growth Fund
December 31, 2001	5,735	4.9168	28,181	0.32	1.40	(34.80)
AIM V.I. Growth and Income Fund
December 31, 2001	7,311	6.4038	46,820	0.07	1.40	(23.91)
AIM V.I. International Equity Fund
December 31, 2001	10,106	5.906	59,695	0.49	1.40	(24.60)
Alger American Growth Portfolio
December 31, 2001	16,051	7.1403	114,614	0.22	1.40	(13.04)
Alger American Income and Growth Portfolio
December 31, 2001	7,622	8.0905	61,675	0.72	1.40	(15.51)
Alger American Small Capitalization Portfolio
December 31, 2001	3,284	5.4135	17,778	0.03	1.40	(30.49)
Goldman Sachs VIT sm CORE Large Cap Growth Fund
December 31, 2001	4,953	5.9981	29,703	0.05	1.40	(21.86)
Goldman Sachs VIT sm CORE Small Cap Equity Fund
December 31, 2001	250	10.334	2,579	0.58	1.40	3.08
Goldman Sachs VIT sm CORE US Equity Fund
December 31, 2001	5,054	7.8781	39,813	0.82	1.40	(13.17)
Goldman Sachs Growth and Income Fund
December 31, 2001	1,627	8.4512	13,745	0.57	1.40	(10.60)
Goldman Sachs International Equity Fund
December 31, 2001	713	6.6033	4,701	4.14	1.40	(23.34)
J. P. Morgan U.S. Disciplined Equity Portfolio
December 31, 2001	100	7.8093	771	0.33	1.40	(13.13)
J. P. Morgan International Opportunities Portfolio
December 31, 2001	1,518	7.0489	10,699	2.42	1.40	(20.26)
J. P. Morgan Small Company Portfolio
December 31, 2001	5,941	8.5889	51,020	0.04	1.40	(9.31)
Lord Abbett Growth and Income Portfolio
December 31, 2001	17,685	10.6392	188,153	1.34	1.40	(8.01)
MFS/Sun Life Capital Appreciation Series
December 31, 2001	14,196	6.3643	90,365	0.40	1.40	(26.35)
MFS/Sun Life Emerging Growth Series
December 31, 2001	19,169	5.299	101,602	-	1.40	(35.49)
MFS/Sun Life Government Securities Series
December 31, 2001	814	11.5381	9,384	11.56	1.40	5.96
MFS/Sun Life High Yield Series
December 31, 2001	3,359	9.2372	31,004	6.50	1.40	0.34
MFS/Sun Life Massachusetts Investors Growth Stock Series
December 31, 2001	23,983	6.7051	160,767	0.02	1.40	(25.94)
MFS/Sun Life Massachusetts Investors Trust Series
December 31, 2001	14,716	8.2907	121,992	0.86	1.40	(16.90)
MFS/Sun Life New Discovery Series
December 31, 2001	13,722	8.9293	122,513	-	1.40	(6.43)
MFS/Sun Life Total Return Series
December 31, 2001	13,561	11.306	153,328	0.39	1.40	(0.88)
MFS/Sun Life Utilities Series
December 31, 2001	8,692	7.557	65,869	2.22	1.40	(25.36)


Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(7) Financial Highlights - continued
	At December 31,			For the year ended December 31,
	Units	Unit Value	Net Assets	Investment Income Ratio	Exepnse Ratio	Total Return
OCC Accumulation Equity Portfolio
December 31, 2001	100	$10.3797	$1,008	0.57%	1.40%	(8.31)%
OCC Accumulation Mid Cap Portfolio
December 31, 2001	4,180	11.5630	48,342	0.17	1.40	5.08
OCC Accumulation Small Cap Portfolio
December 31, 2001	2,345	14.4406	33,829	0.41	1.40	6.83
OCC Accumulation Managed Portfolio
December 31, 2001	100	10.3371	988	2.23	1.40	(6.23)
Sun Capital Money Market Fund
December 31, 2001	100	10.5297	1,053	4.00	1.40	2.15
Sun Capital Investment Grade Bond Fund
December 31, 2001	29,425	11.4022	335,399	5.95	1.40	5.75
Sun Capital Real Estate Fund
December 31, 2001	3,576	12.5927	45,036	9.27	1.40	11.00
Sun Capital Select Equity Fund
December 31, 2001	2,783	7.1800	19,982	0.80	1.40	(17.41)
Sun Capital Blue Chip Mid Cap Fund
December 31, 2001	2,249	10.3382	23,252	-	1.40	(4.61)
Sun Capital Investors Foundation Fund
December 31, 2001	552	8.4946	4,682	0.80	1.40	(11.84)

Futurity New York Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(7) Contract and Surrender Charges. For the year ended December 31, 2001, the Sponsor received the following amount related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line of the Statement of Changes in Net Assets.
Contract Charges		Surrender Charges

V.I. Growth Fund	$8	$-
Growth and Income Fund	8	-
High Yield Series	8	-
Government Securities Series	8	1,782
Massachusetts Investors Trust Series	7	2,401
Investment Grade Bond Fund	8	-


INDEPENDENT AUDITORS' REPORT

To the Participants in Futurity New York and the Board of Directors of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying statement of condition of AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, the Alger American Growth Sub-Account, the Alger American Income and Growth Sub-account, the Alger American Small Capitalization Sub-Account, Goldman Sachs VITsm CORE Large Cap Growth Sub-Account, Goldman Sachs VITsm CORE Small Cap Equity Sub-Account, Goldman Sachs VITsm CORE U.S. Equity Sub-Account, Goldman Sachs Growth and Income Sub-Account, Goldman Sachs International Equity Sub-Account, J.P. Morgan U.S. Disciplined Equity Sub-Account, J.P. Morgan International Opportunities Sub-Account, J.P. Morgan Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Utilities Sub-Account, OCC Accumulation Equity Sub-Account, OCC Accumulation Mid Cap Sub-Account, OCC Accumulation Small Cap Sub-Account, OCC Accumulation Managed Sub-Account, Sun Capital Advisers Money Market Sub-Account, Sun Capital Advisers Investment Grade Bond Sub-Account, Sun Capital Advisers Real Estate Sub-Account, Sun Capital Advisers Select Equity Sub-Account, Sun Capital Advisers Blue Chip Mid Cap Sub-Account and Sun Capital Advisers Investors Foundation Sub-Account of Sun Life (N.Y.) Variable Account C (the "Sub-Accounts") as of December 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2001, the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2002


Regatta and Regatta Gold Sub-Accounts Included in

Sun Life (N.Y.) Variable Account C

Statement of Condition - December 31, 2001
Assets:
Investments in MFS/Sun Life Series Trust:	Shares	Cost	Value
Bond Series (BDS)	104,862	$1,166,717	$1,188,892
Capital Appreciation Series (CAS)	1,858,924	63,872,296	37,128,243
Capital Opportunities Series (COS)	521,584	10,538,718	6,950,523
Emerging Growth Series (EGS)	1,444,540	37,871,155	23,056,448
Emerging Markets Equity Series (FCE)	23,211	231,910	202,679
International Growth Series (FCG)	142,492	1,632,825	1,354,106
Global Asset Allocation Series (GAA)	230,426	3,300,519	2,711,576
Global Growth Series (GGR)	1,137,591	17,889,165	11,225,406
Global Governments Series (GGS)	235,479	2,495,254	2,293,909
Government Securities Series (GSS)	879,973	11,183,473	11,683,382
Global Total Return Series (GTR)	300,223	4,573,361	3,986,925
High Yield Series (HYS)	1,680,821	14,064,704	11,841,907
International Investors Trust Series (MII)	261,596	3,184,990	2,598,702
Massachusetts Investors Growth Stock Series (MIS)	796,307	11,001,913	7,723,125
Massachusetts Investors Trust Series (MIT)	2,141,061	73,003,626	57,629,799
Money Market Series (MMS)	16,874,763	16,874,763	16,874,763
Managed Sectors Series (MSS)	607,801	20,713,538	10,848,846
Value Series (MVS)	343,834	4,521,704	4,428,169
New Discovery Series (NWD)	270,539	4,112,974	3,813,234
Research Series (RES)	1,853,719	39,412,561	27,680,951
Research Growth and Income Series (RGS)	259,780	3,555,318	3,299,403
Research International Series (RSS)	82,290	1,050,582	841,013
Strategic Growth Series (SGS)	71,528	619,466	575,848
Strategic Income Series (SIS)	50,591	507,374	508,084
Total Return Series (TRS)	2,960,899	55,662,919	53,156,694
Utilities Series (UTS)	1,076,779	18,332,948	13,579,841
		$421,374,773	$317,182,468

Liability:
Payable to sponsor			(359,749)
Net Assets			$316,822,719

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statement of Condition - December 31, 2001 - continued

Net Assets:
	Applicable to Owners of Deferred Variable Annuity Contracts			Reserve for Variable Annuities	Total
	Units	Unit Value	Value
Regatta-NY Contracts:
CAS .	783,815	$21.8936	$17,160,537	$3,122	$17,163,659
GGR .	253,333	17.5974	4,458,008	46,900	4,504,908
GGS .	125,685	12.5661	1,579,367	-	1,579,367
GSS .	322,036	15.1449	4,877,201	78,325	4,955,526
HYS .	181,566	14.4223	2,618,599	-	2,618,599
MIT .	576,252	22.8749	13,181,721	58,120	13,239,841
MMS	487,725	13.1582	6,417,571	142,840	6,560,411
MSS .	222,895	19.7902	4,411,143	-	4,411,143
TRS .	856,779	21.9054	18,768,057	516,035	19,284,092
UTS .	89,490	23.2179	2,077,768	58,626	2,136,394
			$75,549,972	$903,968	$76,453,940
Regatta Gold-NY Contracts:
BDS .	104,737	$11.3517	$1,188,892	$-	$1,188,892
CAS .	1,365,984	14.5540	19,887,798	3,691	19,891,489
COS .	506,229	13.7322	6,950,523	-	6,950,523
EGS .	1,536,602	14.9457	22,965,313	84,221	23,049,534
FCE .	30,074	6.7371	202,679	-	202,679
FCG .	142,195	9.4694	1,324,278	29,670	1,353,948
GAA .	218,881	12.3712	2,711,576	-	2,711,576
GGR .	448,061	14.9862	6,718,207	3,941	6,722,148
GGS .	69,104	10.2875	714,241	-	714,241
GSS .	504,489	13.3313	6,724,167	8,768	6,732,935
GTR .	284,489	13.8673	3,945,207	38,251	3,983,458
HYS .	803,391	11.4032	9,182,860	37,794	9,220,654
MII .	212,897	12.0613	2,590,049	7,429	2,597,478
MIS .	882,693	8.6184	7,606,817	105,600	7,712,417
MIT .	2,834,797	15.4765	43,868,841	371,224	44,240,065
MMS	836,653	11.9911	10,026,810	289,040	10,315,850
MSS .	452,252	14.1506	6,400,326	34,256	6,434,582
MVS .	382,352	11.5813	4,428,169	-	4,428,169
NWD	254,495	14.8233	3,772,513	35,994	3,808,507
RES .	1,906,941	14.5082	27,667,316	13,347	27,680,663
RGS .	266,116	12.3124	3,285,376	13,729	3,299,105
RSS .	85,319	9.8579	841,013	-	841,013
SGS .	91,155	6.3172	575,848	-	575,848
SIS .	48,448	10.4868	508,084	-	508,084
TRS .	2,017,890	16.5156	33,306,489	453,425	33,759,914
UTS .	657,092	17.3147	11,394,631	50,376	11,445,007
			$238,788,023	$1,580,756	$240,368,779
Net Assets			$314,337,995	$2,484,724	$316,822,719

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statement of Operations - Year Ended December 31, 2001
BDS Sub-Account		CAS Sub-Account	COS Sub-Account	EGS Sub-Account	FCE Sub-Account
Income and Expenses:
Dividend income	$17,550	$156,945	$-	$-	$-
Mortality and expense risk charges	(8,403)	(541,820)	(100,626)	(336,415)	(2,390)
Administrative charges	(1,008)	(65,018)	(12,075)	(40,370)	(287)
Net investment income (loss)	$8,139	$(449,893)	$(112,701)	$(376,785)	$(2,677)
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares .	$11,419	$(5,857,166)	$(254,743)	$(187,315)	$(9,526)
Realized gain distributions	-	16,753,570	1,300,868	4,968,373	-
Net realized gains (losses)	$11,419	$10,896,404	$1,046,125	$4,781,058	$(9,526)
Net unrealized appreciation (depreciation) on investments:
End of year	$22,175	$(26,744,053)	$(3,588,195)	$(14,814,707)	$(29,231)
Beginning of year	7,033	(1,395,753)	(57,753)	3,545,911	(32,552)
Change in unrealized appreciation (depreciation)	$15,142	$(25,348,300)	$(3,530,442)	$(18,360,618)	$3,321
Realized and unrealized gains (losses)	$26,561	$(14,451,896)	$(2,484,317)	$(13,579,560)	$(6,205)
Increase (Decrease) in net assets from operations .	$34,700	$(14,901,789)	$(2,597,018)	$(13,956,345)	$(8,882)
FCG Sub-Account		GAA Sub-Account	GGR Sub-Account	GGS Sub-Account	GSS Sub-Account
Income and Expenses:
Dividend income	$9,081	$145,731	$91,112	$-	$681,758
Mortality and expense risk charges	(16,027)	(37,164)	(160,875)	(34,178)	(154,141)
Administrative charges	(1,923)	(4,460)	(19,305)	(4,101)	(18,497)
Net investment income (loss)	$(8,869)	$104,107	$(89,068)	$(38,279)	$509,120
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$2,236	$(63,709)	$(482,943)	$(87,910)	$143,856
Realized gain distributions	53,268	279,937	4,620,511	-	-
Net realized gains (losses)	$55,504	$216,228	$4,137,568	$(87,910)	$143,856
Net unrealized appreciation (depreciation) on investments:
End of year	$(278,719)	$(588,943)	$(6,663,759)	$(201,345)	$499,909
Beginning of year	6,225	69,663	704,929	(228,467)	410,252
Change in unrealized appreciation (depreciation)	$(284,944)	$(658,606)	$(7,368,688)	$27,122	$89,657
Realized and unrealized gains (losses)	$(229,440)	$(442,378)	$(3,231,120)	$(60,788)	$233,513
Increase (Decrease) in net assets from operations .	$(238,309)	$(338,271)	$(3,320,188)	$(99,067)	$742,633

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statement of Operations - Year Ended December 31, 2001 - continued
GTR Sub-Account		HYS Sub-Account	MII Sub-Account	MIS Sub-Account	MIT Sub-Account
Income and Expenses:
Dividend income	$170,802	$1,176,782	$56,749	$8,507	$514,060
Mortality and expense risk charges	(51,634)	(152,143)	(34,240)	(93,990)	(787,690)
Administrative charges	(6,196)	(18,257)	(4,109)	(11,279)	(94,523)
Net investment income (loss)	$112,972	$1,006,382	$18,400	$(96,762)	$(368,153)
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(40,421)	$(1,016,177)	$(38,157)	$(321,093)	$(29,606)
Realized gain distributions	258,874	-	281,359	880,298	5,607,657
Net realized gains (losses)	$218,453	$(1,016,177)	$243,202	$559,205	$5,578,051
Net unrealized appreciation (depreciation) on investments:
End of year	$(586,436)	$(2,222,797)	$(586,288)	$(3,278,788)	$(15,373,827)
Beginning of year	85,777	(2,291,930)	172,002	(485,979)	2,477,956
Change in unrealized appreciation (depreciation)	$(672,213)	$69,133	$(758,290)	(2,792,809)	$(17,851,783)
Realized and unrealized gains (losses)	$(453,760)	$(947,044)	$(515,088)	$(2,233,604)	$(12,273,732)
Increase (Decrease) in net assets from operations	$(340,788)	$59,338	$(496,688)	$(2,330,366)	$(12,641,885)
MMS Sub-Account		MSS Sub-Account	MVS Sub-Account	NWD Sub-Account	RES Sub-Account
Income and Expenses:
Dividend income	$507,349	$-	$11,962	$-	$9,721
Mortality and expense risk charges	(174,409)	(164,165)	(33,851)	(38,078)	(411,079)
Administrative charges	(20,929)	(19,700)	(4,062)	(4,569)	(49,329)
Net investment income (loss)	$312,011	$(183,865)	$(25,951)	$(42,647)	$(450,687)
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$-	$(939,318)	$21,108	$(103,177)	$(976,158)
Realized gain distributions	-	2,410,186	70,353	206,981	7,098,221
Net realized gains (losses)	$-	$1,470,868	$91,461	$103,804	$6,122,063
Net unrealized appreciation (depreciation) on investments:
End of year	$-	$(9,864,692)	$(93,535)	$(299,740)	$(11,731,610)
Beginning of year	-	(1,451,620)	111,007	(59,121)	3,176,777
Change in unrealized appreciation (depreciation).	$-	$(8,413,072)	$(204,542)	$(240,619)	$(14,908,387)
Realized and unrealized gains (losses)	$-	$(6,942,204)	$(113,081)	$(136,815)	$(8,786,324)
Increase (Decrease) in net assets from operations	$312,011	$(7,126,069)	$(139,032)	$(179,462)	$(9,237,011)

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statement of Operations - Year Ended December 31, 2001 - continued
RGS Sub-Account		RSS Sub-Account	SGS Sub-Account	SIS Sub-Account	TRS Sub-Account	UTS Sub-Account
Income and Expenses:
Dividend income	$15,349	$6,792	$-	$13,669	$1,854,260	$641,729
Mortality and expense risk charges	(42,599)	(10,459)	(3,412)	(5,531)	(663,931)	(206,860)
Administrative charges	(5,112)	(1,255)	(409)	(664)	(79,672)	(24,823)
Net investment income (loss)	$(32,362)	$(4,922)	$(3,821)	$7,474	$1,110,657	$410,046
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$98,372	$(22,056)	$(11,341)	$(348)	$(491,971)	$(200,570)
Realized gain distributions	78,537	11,743	3,558	1,449	3,348,914	1,756,622
Net realized gains (losses)	$176,909	$(10,313)	$(7,783)	$1,101	$2,856,943	$1,556,052
Net unrealized appreciation (depreciation) on investments:
End of year	$(255,915)	$(209,569)	$(43,618)	$710	$(2,506,225)	$(4,753,107)
Beginning of year	363,595	(46,549)	(11,553)	1,390	1,988,911	2,045,811
Change in unrealized appreciation (depreciation)	$(619,510)	$(163,020)	$(32,065)	$(680)	$(4,495,136)	$(6,798,918)
Realized and unrealized gains (losses)	$(442,601)	$(173,333)	$(39,848)	$421	$(1,638,193)	$(5,242,866)
Increase (Decrease) in net assets from operations	$(474,963)	$(178,255)	$(43,669)	$7,895	$(527,536)	$(4,832,820)

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets
BDS Sub-Account			CAS Sub-Account		COS Sub-Account
Year Ended December 31,			Year Ended December 31,		Year Ended December 31,
2001		2000	2001	2000	2001	2000
Operations:
Net investment income (loss)	$8,139	$189	$(449,893)	$7,646,662	$(112,701)	$897,345
Net realized gains (losses) . .	11,419	125	10,896,404	3,792,393	1,046,125	687,750
Net unrealized gains (losses)	15,142	6,997	(25,348,300)	(19,611,764)	(3,530,442)	(2,431,552)
Increase (Decrease) in net assets from operations	$34,700	$7,311	$(14,901,789)	$(8,172,709)	$(2,597,018)	$(846,457)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$56,427	$55,771	$735,280	$1,737,371	$478,185	$1,110,890
Net transfers between Sub-Accounts and Fixed Account	954,595	70,905	1,062,889	(832,250)	(130,213)	1,621,983
Withdrawals, surrenders, annuitizations and contract charges	(13,089)	(747)	(5,479,781)	(5,655,055)	(650,904)	(415,708)
Net accumulation activity	$997,933	$125,929	$(3,681,612)	$(4,749,934)	$(302,932)	$2,317,165
Annuitization Activity:
Annuitizations .	$-	$-	$3,894	$9,269	$-	$-
Annuity payments and account fees	-	-	(12,173)	(37,966)	-	-
Adjustments to annuity reserve	-	-	(59,881)	2,787	-	-
Net annuitization activity	$-	$-	$(68,160)	$(25,910)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$997,933	$125,929	$(3,749,772)	$(4,775,844)	$(302,932)	$2,317,165
Increase (Decrease) in net assets.	$1,032,633	$133,240	$(18,651,561)	$(12,948,553)	$(2,899,950)	$1,470,708
Net Assets:
Beginning of year	156,259	23,019	55,706,709	68,655,262	9,850,473	8,379,765
End of year	$1,188,892	$156,259	$37,055,148	$55,706,709	$6,950,523	$9,850,473

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued
	EGS Sub-Account		FCE Sub-Account		FCG Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000	2001	2000
Operations:
Net investment income (loss)	$(376,785)	$4,287,616	$(2,677)	$(2,871)	$(8,869)	$5,791
Net realized gains (losses)	4,781,058	5,852,587	(9,526)	44,783	55,504	18,732
Net unrealized gains (losses)	(18,360,618)	(20,829,648)	3,321	(93,398)	(284,944)	(133,754)
Increase (Decrease) in net assets from operations	$(13,956,345)	$(10,689,445)	$(8,882)	$(51,486)	$(238,309)	$(109,231)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$435,580	$2,147,374	$9,691	$11,854	$16,014	$415,386
Net transfers between Sub-Accounts and Fixed Account	(1,224,035)	6,121,903	39,268	(11,130)	219,740	449,919
Withdrawals, surrenders, annuitizations and contract charges	(2,066,244)	(6,500,909)	(9,874)	(37,664)	(37,897)	(49,375)
Net accumulation activity	$(2,854,699)	$1,768,368	$39,085	$(36,940)	$197,857	$815,930
Annuitization Activity:
Annuitizations	$-	$52,612	$-	$-	$-	$-
Annuity payments and account fees	(11,373)	(18,916)	-	-	(598)	(733)
Adjustments to annuity reserve	(4,250)	(3,224)	-	-	(526)	(102)
Net annuitization activity	$(15,623)	$30,472	$-	$-	$(1,124)	$(835)
Increase (Decrease) in net assets from contract
owner transactions	$(2,870,322)	$1,798,840	$39,085	$(36,940)	$196,733	$815,095
Increase (Decrease) in net assets	$(16,826,667)	$(8,890,605)	$30,203	$(88,426)	$(41,576)	$705,864
Net Assets:
Beginning of year	39,876,201	48,766,806	172,476	260,902	1,395,524	689,660
End of year	$23,049,534	$39,876,201	$202,679	$172,476	$1,353,948	$1,395,524

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued
	GAA Sub-Account		GGR Sub-Account		GGS Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000	2001	2000
Operations:
Net investment income (loss)	$104,107	$141,534	$(89,068)	$2,780,170	$(38,279)	$97,619
Net realized gains (losses).	216,228	39,216	4,137,568	1,382,734	(87,910)	(195,188)
Net unrealized gains (losses)	(658,606)	(317,779)	(7,368,688)	(6,992,335)	27,122	83,022
Increase (Decrease) in net assets from operations	$(338,271)	$(137,029)	$(3,320,188)	$(2,829,431)	$(99,067)	$(14,547)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$37,550	$64,381	$98,272	$555,038	$32,987	$27,277
Net transfers between Sub-Accounts and Fixed Account	(41,357)	(33,977)	(764,428)	(195,060)	(222,191)	(128,828)
Withdrawals, surrenders, annuitizations and contract charges	(271,095)	(287,058)	(1,060,170)	(1,066,047)	(467,584)	(221,863)
Net accumulation activity	$(274,902)	$(256,654)	$(1,726,326)	$(706,069)	$(656,788)	$(323,414)
Annuitization Activity:
Annuitizations	$-	$-	$-	$9,592	$-	$-
Annuity payments and account fees	-	-	(4,067)	(5,494)	-	-
Adjustments to annuity reserve	-	-	4,545	(752)	7	(4)
Net annuitization activity	$-	$-	$478	$3,346	$7	$(4)
Increase (Decrease) in net assets from contract owner transactions	$(274,902)	$(256,654)	$(1,725,848)	$(702,723)	$(656,781)	$(323,418)
Increase (Decrease) in net assets.	$(613,173)	$(393,683)	$(5,046,036)	$(3,532,154)	$(755,848)	$(337,965)
Net Assets:
Beginning of year	3,324,749	3,718,432	16,273,092	19,805,246	3,049,546	3,387,421
End of year	$2,711,576	$3,324,749	$11,227,056	$16,273,092	$2,293,608	$3,049,456

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued
	GSS Sub-Account		GTR Sub-Account		HYS Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000	2001	2000
Operations:
Net investment income (loss)	$509,120	$617,685	$112,972	$277,733	$1,006,382	$1,212,602
Net realized gains (losses).	143,856	(85,832)	218,453	43,208	(1,016,177)	(591,781)
Net unrealized gains (losses)	89,657	878,733	(672,213)	(283,438)	69,133	(1,757,045)
Increase (Decrease) in net assets from operations	$742,633	$1,410,586	$(340,788)	$37,503	$59,338	$(1,136,224)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$440,596	$162,306	$139,533	$150,550	$150,457	$628,744
Net transfers between Sub-Accounts and Fixed Account	(559,110)	1,562,711	(83,080)	(172,879)	561,246	(1,535,024)
Withdrawals, surrenders, annuitizations and contract charges	(4,454,679)	(1,769,778)	(207,476)	(147,196)	(1,651,373)	(1,611,549)
Net accumulation activity	$(4,573,193)	$(44,761)	$(151,023)	$(213,525)	$(939,670)	$(2,517,829)
Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-
Annuity payments and account fees	(6,349)	(5,951)	(6,573)	(7,012)	(13,435)	(17,106)
Adjustments to annuity reserve	8,366	(1,159)	(3,750)	(1,055)	(8,213)	(3,948)
Net annuitization activity	$2,017	$(7,110)	$(10,323)	$(8,067)	$(21,648)	$(21,054)
Increase (Decrease) in net assets from contract owner transactions	$(4,571,176)	$(51,871)	$(161,346)	$(221,592)	$(961,318)	$(2,538,883)
Increase (Decrease) in net assets.	$(3,828,543)	$1,358,715	$(502,134)	$(184,089)	$(901,980)	$(3,675,107)
Net Assets:
Beginning of year	15,517,004	14,158,289	4,485,592	4,669,681	12,741,233	16,416,340
End of year	$11,688,461	$15,517,004	$3,983,458	$4,485,592	$11,839,253	$12,741,233

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued
MII Sub-Account			MIS Sub-Account		MIT Sub-Account
Year Ended December 31,			Year Ended December 31,		Year Ended December 31,
2001		2000	2001	2000	2001	2000
Operations:
Net investment income (loss)	$18,400	$297,305	$(96,762)	$167,854	$(368,153)	$4,856,425
Net realized gains (losses).	243,202	144,869	559,205	110,391	5,578,051	2,521,139
Net unrealized gains (losses)	(758,290)	(571,679)	(2,792,809)	(1,062,409)	(17,851,783)	(8,479,176)
Increase (Decrease) in net assets from operations	$(496,688)	$(129,505)	$(2,330,366)	$(784,164)	$(12,641,885)	$(1,101,612)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$73,257	$152,805	$906,903	$1,931,389	$964,086	$2,457,740
Net transfers between Sub-Accounts and Fixed Account	(12,740)	(72,736)	1,062,537	3,753,981	(5,079)	(4,016,269)
Withdrawals, surrenders, annuitizations and contract charges	(161,560)	(404,064)	(256,295)	(195,760)	(5,752,583)	(6,259,219)
Net accumulation activity	$(101,043)	$(323,995)	$1,713,145	$5,489,610	$(4,793,576)	$(7,817,748)
Annuitization Activity:
Annuitizations	$-	$-	$-	$61,495	$4,427	$67,579
Annuity payments and account fees	(5,301)	(3,612)	(13,931)	(18,828)	(64,334)	(79,741)
Adjustments to annuity reserve	(1,456)	232	(6,806)	(3,836)	(115,035)	(7,282)
Net annuitization activity	$(6,757)	$(3,380)	$(20,737)	$38,831	$(174,942)	$(19,444)
Increase (Decrease) in net assets from contract owner transactions	$(107,800)	$(327,375)	$1,692,408	$5,528,441	$(4,968,518)	$(7,837,192)
Increase (Decrease) in net assets.	$(604,488)	$(456,880)	$(637,958)	$4,744,277	$(17,610,403)	$(8,938,804)
Net Assets:
Beginning of year	3,201,966	3,658,846	8,350,375	3,606,098	75,090,309	84,029,113
End of year	$2,597,478	$3,201,966	$7,712,417	$8,350,375	$57,479,906	$75,090,309

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued
	MMS Sub-Account		MSS Sub-Account		MVS Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000	2001	2000
Operations:
Net investment income (loss)	$312,011	$572,283	$(183,865)	$4,383,568	$(25,951)	$(2,469)
Net realized gains (losses).	-	-	1,470,868	1,869,286	91,461	26,958
Net unrealized gains (losses)	-	-	(8,413,072)	(12,536,053)	(204,542)	109,115
Increase (Decrease) in net assets from operations	$312,011	$572,283	$(7,126,069)	$(6,283,199)	$(139,032)	$133,604

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,166,703	$2,779,898	$111,606	$851,479	$1,241,242	$414,597
Net transfers between Sub-Accounts and Fixed Account	12,360,416	669,976	(447,771)	1,812,759	2,368,589	353,992
Withdrawals, surrenders, annuitizations and contract charges	(9,800,201)	(6,918,180)	(1,577,201)	(1,457,773)	(161,133)	(19,002)
Net accumulation activity	$4,726,918	$(3,471,306)	$(1,913,366)	$1,206,465	$3,448,698	$749,587
Annuitization Activity:
Annuitizations	$315,318	$-	$-	$-	$-	$-
Annuity payments and account fees	(15,797)	(15,819)	(6,555)	(11,299)	-	-
Adjustments to annuity reserve	5,344	(853)	(3,435)	(1,897)	-	-
Net annuitization activity	$304,865	$(16,672)	$(9,990)	$(13,196)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$5,031,783	$(3,487,978)	$(1,923,356)	$1,193,269	$3,448,698	$749,587
Increase (Decrease) in net assets.	$5,343,794	$(2,915,695)	$(9,049,425)	$(5,089,930)	$3,309,666	$883,191
Net Assets:
Beginning of year	11,532,467	14,448,162	19,895,150	24,985,080	1,118,503	235,312
End of year	$16,876,261	$11,532,467	$10,845,725	$19,895,150	$4,428,169	$1,118,503

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued
	NMD Sub-Account		RES Sub-Account		RGS Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000	2001	2000
Operations:
Net investment income (loss)	$(42,647)	$97,266	$(450,687)	$4,293,126	$(32,362)	$14,002
Net realized gains (losses).	103,804	134,431	6,122,063	1,770,255	176,909	83,556
Net unrealized gains (losses)	(240,619)	(389,973)	(14,908,387)	(8,411,407)	(619,510)	(25,747)
Increase (Decrease) in net assets from operations	$(179,462)	$(158,276)	$(9,237,011)	$(2,348,026)	$(474,963)	$71,811

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$522,210	$518,669	$551,120	$1,192,055	$109,739	$280,491
Net transfers between Sub-Accounts and Fixed Account	878,992	1,285,427	(1,703,970)	642,900	(110,513)	(19,918)
Withdrawals, surrenders, annuitizations and contract charges	(124,487)	(94,291)	(3,726,669)	(3,640,209)	(304,089)	(181,082)
Net accumulation activity	$1,276,715	$1,709,805	$(4,879,519)	$(1,805,254)	$(304,863)	$79,491
Annuitization Activity:
Annuitizations	$-	$51,873	$-	$-	$-	$-
Annuity payments and account fees	(1,873)	(1,656)	(1,100)	(1,455)	(1,063)	(1,193)
Adjustments to annuity reserve	(3,002)	(1,725)	(985)	(158)	(931)	(88)
Net annuitization activity	$(4,875)	$48,492	$(2,085)	$(1,613)	$(1,994)	$(1,281)
Increase (Decrease) in net assets from contract owner transactions	$1,271,840	$1,758,297	$(4,881,604)	$(1,806,867)	$(306,857)	$78,210
Increase (Decrease) in net assets.	$1,092,378	$1,600,021	$(14,118,615)	$(4,154,893)	$(781,820)	$150,021
Net Assets:
Beginning of year	2,716,129	1,116,108	41,799,278	45,954,171	4,080,925	3,930,904
End of year	$3,808,507	$2,716,129	$27,680,663	$41,799,278	$3,299,105	$4,080,925

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued
	RSS Sub-Account		SGS Sub-Account		SIS Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000(a)	2001	2000
Operations:
Net investment income (loss)	$(4,922)	$25,853	$(3,821)	$(407)	$7,474	$6,435
Net realized gains (losses)	(10,313)	20,668	(7,783)	(6)	1,101	(85)
Net unrealized gains (losses)	(163,020)	(107,186)	(32,065)	(11,553)	(680)	(1,634)
Increase (Decrease) in net assets from operations.	$(178,255)	$(60,665)	$(43,669)	$(11,966)	$7,895	$4,716

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$80,925	$257,444	$260,123	$88,979	$37,235	$25,314
Net transfers between Sub-Accounts and Fixed Account	61,699	405,633	270,903	20,004	117,378	79,040
Withdrawals, surrenders, annuitizations and contract charges	(19,772)	(16,077)	(8,197)	(329)	(4,174)	(2,431)
Net accumulation activity	$122,852	$647,000	$522,829	$108,654	$150,439	$101,923
Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-
Annuity payments and account fees	-	-	-	-	-	-
Adjustments to annuity reserve	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner
transactions	$122,852	$647,000	$522,829	$108,654	$150,439	$101,923
Increase (Decrease) in net assets	$(55,403)	$586,335	$479,160	$96,688	$158,334	$106,639
Net Assets:
Beginning of year.	896,416	310,081	96,688	-	349,750	243,111
End of year	$841,013	$896,416	$575,848	$96,688	$508,084	$349,750

(a) For the period January 1, 2000 (commencement of operations) through December 31, 2000.

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Statements of Changes in Net Assets - continued
	TRS Sub-Account		UTS Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2001	2000	2001	2000
Operations:
Net investment income (loss)	$1,110,657	$4,523,676	$410,046	$1,555,338
Net realized gains (losses)	2,856,943	(659,563)	1,556,052	464,120
Net unrealized gains (losses)	(4,495,136)	3,579,499	(6,798,918)	(1,106,163)
Increase (Decrease) in net assets from operations .	$(527,536)	$7,443,612	$(4,832,820)	$913,295

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,384,411	$882,479	$579,110	$1,156,952
Net transfers between Sub-Accounts and Fixed Account	3,458,887	(2,379,578)	(816,990)	1,819,300
Withdrawals, surrenders, annuitizations and contract charges	(8,699,210)	(5,581,400)	(1,017,768)	(768,424)
Net accumulation activity	$(2,855,912)	$(7,078,499)	$(1,255,648)	$2,207,828
Annuitization Activity:
Annuitizations	$4,141	$-	$-	$-
Annuity payments and account fees	(151,038)	(141,943)	(18,706)	(20,625)
Adjustments to annuity reserve	(35,605)	(27,400)	5,836	(2,241)
Net annuitization activity	$(182,502)	$(169,343)	$(12,870)	$(22,866)
Increase (Decrease) in net assets from contract owner
transactions	$(3,038,414)	$(7,247,842)	$(1,268,518)	$2,184,962
Increase (Decrease) in net assets	$(3,565,950)	$195,770	$(6,101,338)	$3,098,257
Net Assets:
Beginning of year	56,609,956	56,414,186	19,682,739	16,584,482
End of year	$53,044,006	$56,609,956	$13,581,401	$19,682,739

See notes to financial statements


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements

(1) Organization

Sun Life (N.Y.) Variable Account C (the ''Variable Account''), a separate account of Sun Life Insurance and Annuity Company of New York, the (''Sponsor'') (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on October 18, 1985 as a funding vehicle for the variable portion of certain individual combination fixed/variable annuity contracts. Sale of the Regatta-NY and Regatta Gold-NY contracts commenced on April 1, 1993 and August 1, 1996, respectively. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware insurance department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific series of MFS/Sun Life Series Trust (the ''Series Trust'') as selected by contract owners. The Series Trust is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (''MFS''), an affiliate of Sun Life Assurance Company of Canada (U.S.), is the investment adviser to the Series Trust.

Under applicable insurance law, the assets and liabilities of Separate Account C are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of Separate Account C's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the current year's presentation.

Investment Valuations

Investments in shares of the Series Trust are recorded at their net asset value. The Series Trust values their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(2) Significant Accounting Policies- continued

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.25%.

Each year on the contract anniversary, an account administration fee (''Account Fee'') of $30 is deducted from each contract's accumulation account. After the annuity commencement date the Account Fee is deducted pro rata from each variable annuity payment made during the year. In addition, a deduction is made from the Variable Account at the end of each valuation period (during both the accumulation period and after annuity payments begin) at an effective annual rate of 0.15% of the daily net assets of the Variable Account. These charges are paid to the Sponsor to reimburse it for administrative expenses which exceed the revenues received from the Account Fee.

Massachusetts Financial Services Company, an affiliate of Sun Life Assurance Company of Canada (U.S.), is the investment advisor to the Series Trust and charges a management fee at an effective annual rate ranging from .58% to 1.57% of the Series Trust's net assets.

The Sponsor does not deduct a sales charge from the purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, will be deducted to cover certain expenses relating to the sale of the contracts. In no event shall the aggregate withdrawal charges assessed exceed 9% of the purchase payment made under a Regatta-NY contract or 6% of the aggregate purchase payments made under a Regatta Gold-NY contract.


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For the year ended December 31, 2001, the Sponsor received the following amount related to the above mentioned contract and surrender charges. These charges are reflected in the ''Withdrawals, surrenders, annuitizations and contract charges'' line of the Statement of Changes in Net Assets.
Contract Charges		Surrender Charges
Bond Series	$129	$-
Capital Appreciation Series	16,286	51,608
Capital Opportunities Series	2,862	8,388
Emerging Growth Series	9,968	13,577
Emerging Markets Equity Series	198	355
International Growth Series	511	4
Global Asset Allocation Series	1,394	3,828
Global Growth Series	4,819	10,973
Global Governments Series	1,092	3,085
Government Securities Series	3,964	54,910
Global Total Return Series	1,390	1,337
High Yield Series	4,245	29,000
International Investors Trust Series	1,177	544
Massachusetts Investors Growth Stock Series	2,728	3,369
Massachusetts Investors Trust Series	19,110	63,875
Money Market Series	4,634	103,245
Managed Sectors Series	6,018	26,826
Value Series	429	2,451
New Discovery Series	908	2,534
Research Series	12,660	63,998
Research Growth and Income Series	1,205	6,744
Research International Series	242	141
Strategic Growth Series	14	-
Strategic Income Series	18	8
Total Return Series	17,264	125,588
Utilities Series	4,323	17,317


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% for Regatta-NY contracts and 3% for Regatta Gold-NY contracts. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Units Activity from Contract Owner Transactions
	Units Outstanding Beginning of Year		Units Purchased		Units Transferred Between Sub-Accounts and Fixed Account		Units Withdrawn, Surrendered and Annuitized		Units Outstanding End of Year

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2001	2000	2001	2000	2001	2000	2001	2000	2001	2000
MFS Regatta Contracts:
CAS	878,308	952,236	1,370	577	41,618	11,475	(137,481)	(85,980)	783,815	878,308
GGR	312,693	326,782	-	-	(18,467)	(125)	(40,893)	(13,964)	253,333	312,693
GGS	170,907	186,528	2,521	-	(16,766)	(304)	(30,977)	(15,317)	125,685	170,907
GSS	543,141	602,006	1,599	-	(53,558)	18,991	(169,146)	(77,856)	322,036	543,141
HYS	209,754	258,754	504	-	338	(19,233)	(29,030)	(29,767)	181,566	209,754
MIT	684,415	751,259	1,422	1,183	(7,497)	(1,595)	(102,088)	(66,432)	576,252	684,415
MMS	443,137	471,149	8,832	9,895	513,165	243,615	(477,409)	(281,522)	487,725	443,137
MSS	268,401	281,981	897	356	(10,083)	4,948	(36,320)	(18,884)	222,895	268,401
TRS	1,053,465	1,226,124	9,922	2,143	18,800	(11,779)	(225,408)	(163,023)	856,779	1,053,465
UTS	97,977	95,916	-	-	(3,068)	7,895	(5,419)	(5,834)	89,490	97,977
MFS Regatta Gold Contracts:
BDS	14,630	2,344	5,720	5,576	86,238	6,783	(1,851)	(73)	104,737	14,630
CAS	1,492,787	1,596,747	44,533	76,764	(27,815)	(61,228)	(143,521)	(119,496)	1,365,984	1,492,787
COS	530,934	423,782	30,392	52,818	(8,865)	74,369	(46,232)	(20,035)	506,229	530,934
EGS	1,714,685	1,674,168	25,104	75,225	(76,570)	204,375	(126,617)	(239,083)	1,536,602	1,714,685
FCE	24,973	28,793	1,405	1,687	5,204	(883)	(1,508)	(4,624)	30,074	24,973
FCG	121,359	53,996	1,651	34,134	23,044	37,270	(3,859)	(4,041)	142,195	121,359
GAA	241,078	259,810	2,733	4,419	(3,570)	(2,637)	(21,360)	(20,514)	218,881	241,078
GGR	489,355	509,687	5,559	26,533	(28,803)	(12,122)	(18,050)	(34,743)	448,061	489,355
GGS	76,984	89,314	95	2,689	(1,237)	(12,252)	(6,738)	(2,767)	69,104	76,984
GSS	610,154	553,951	32,469	13,737	11,745	101,518	(149,879)	(59,052)	504,489	610,154
GTR	295,796	310,409	9,721	7,318	(6,541)	(11,925)	(14,487)	(10,006)	284,489	295,796
HYS	848,963	988,547	12,943	51,222	49,156	(95,367)	(107,671)	(95,439)	803,391	848,963
MII	220,666	246,036	5,727	10,637	(1,170)	(8,723)	(12,326)	(27,284)	212,897	220,666
MIS	703,237	275,481	98,003	150,004	110,139	292,715	(28,686)	(14,963)	882,693	703,237
MIT	2,982,000	3,305,098	56,036	130,426	5,672	(219,418)	(208,911)	(234,106)	2,834,797	2,982,000
MMS	487,950	760,178	172,650	231,802	474,381	(209,680)	(298,328)	(294,350)	836,653	487,950
MSS	515,612	478,856	4,962	31,032	(18,525)	35,992	(49,797)	(30,268)	452,252	515,612
MVS	88,109	23,813	104,775	34,635	203,932	32,161	(14,464)	(2,500)	382,352	88,109
NWD	168,713	69,746	35,021	30,714	58,938	73,647	(8,177)	(5,394)	254,495	168,713
RES	2,232,305	2,320,814	32,742	58,618	(118,438)	29,806	(239,668)	(176,933)	1,906,941	2,232,305
RGS	289,277	283,227	8,875	20,875	(8,582)	(1,220)	(23,454)	(13,605)	266,116	289,277
RSS	73,754	23,159	7,845	19,745	5,666	32,104	(1,946)	(1,254)	85,319	73,754
SGS (a)	11,374	-	39,932	9,441	41,137	1,971	(1,288)	(38)	91,155	11,374
SIS	33,990	23,978	3,665	2,490	11,259	7,761	(466)	(239)	48,448	33,990
TRS	1,932,406	2,196,447	132,381	57,394	185,748	(171,004)	(232,645)	(150,431)	2,017,890	1,932,406
UTS	709,257	616,993	27,941	50,212	(37,675)	67,328	(42,431)	(25,276)	657,092	709,257

(a) For the period January 1, 2000 (commencement of operations) through December 31, 2000.


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(6) Investment Purchases and Sales.

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-account for the year ended December 31, 2001:
	Purchases	Sales
Bond Series	$1,154,929	$148,857
Capital Appreciation Series	22,208,147	9,594,361
Capital Opportunities Series	3,032,458	2,147,223
Emerging Growth Series	6,346,642	4,621,126
Emerging Markets Equity Series	109,285	72,877
International Growth Series	456,031	214,373
Global Asset Allocation Series	517,770	408,628
Global Growth Series	5,340,560	2,539,510
Global Governments Series	190,392	885,459
Government Securities Series	4,442,153	8,512,575
Global Total Return Series	892,907	678,657
High Yield Series	3,620,150	3,566,873
International Investors Trust Series	653,564	460,149
Massachusetts Investors Growth Stock Series	3,475,877	993,127
Massachusetts Investors Trust Series	9,586,047	9,200,026
Money Market Series	20,307,225	14,968,775
Managed Sectors Series	3,797,426	3,491,026
Value Series	3,725,682	232,582
New Discovery Series	2,067,940	628,764
Research Series	8,233,510	6,466,595
Research Growth and Income Series	686,768	946,519
Research International Series	254,310	124,637
Strategic Growth Series	542,005	19,439
Strategic Income Series	191,369	32,007
Total Return Series	12,374,240	10,917,478
Utilities Series	4,284,452	3,392,138


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(7) Financial Highlights

The summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2001, follows.
	At December 31,			For the year ended December 31,
	Units	Unit Fair Value lowest to highest (if applicable)	Net Assets	Investment Income Ratio	Expense Ratio lowest to highest	Total Return

Bond Series
December 31, 2001	104,737	$11.3517	$1,188,892	2.59%	1.40%	6.30%
Capital Appreciation Series
December 31, 2001	2,149,799	14.5540 to 21.8936	37,055,148	0.36	1.40	(26.35)
Capital Opportunities Series
December 31, 2001	506,229	13.7322	6,950,523	-	1.40	(26.00)
Emerging Growth Series
December 31, 2001	1,536,602	14.9457	23,049,534	-	1.40	(35.49)
Emerging Markets Equity Series
December 31, 2001	30,074	6.7371	202,679	-	1.40	(2.41)
International Growth Series
December 31, 2001	142,195	9.4694	1,353,948	0.70	1.40	(17.06)
Global Asset Allocation Series
December 31, 2001	218,881	12.3712	2,711,576	4.89	1.40	(10.18)
Global Growth Series
December 31, 2001	701,394	14.9862 to 17.5974	11,227,056	0.70	1.40	(20.80)
Global Governments Series
December 31, 2001	194,789	10.2875 to 12.5661	2,293,608	-	1.40	(3.50)
Government Securities Series
December 31, 2001	826,525	13.3313 to 15.1499	11,688,461	5.48	1.40	5.96
Global Total Return Series
December 31, 2001	284,489	13.8673	3,983,458	4.12	1.40	(7.49)
High Yield Series
December 31, 2001	984,957	11.4032 to 14.4223	11,839,253	9.68	1.40	0.34
International Investors Trust Series
December 31, 2001	212,897	12.0613	2,597,478	0.31	1.40	(15.77)
Massachusetts Investors Growth
Stock Series
December 31, 2001	882,693	8.6184	7,712,417	0.11	1.40	(25.94)
Massachusetts Investors Trust
Series
December 31, 2001	3,411,049	15.4765 to 22.8749	57,479,906	0.81	1.40	(16.90)
Money Market Series
December 31, 2001	1,324,378	11.9911 to 13.1582	16,876,261	3.55	1.40	2.34
Managed Sectors Series
December 31, 2001	675,147	14.1506 to 19.7902	10,845,725	-	1.40	(36.41)
Value Series
December 31, 2001	382,352	11.5813	4,428,169	0.44	1.40	(8.77)
New Discovery Series
December 31, 2001	254,495	14.8233	3,808,507	-	1.40	(6.43)
Research Series
December 31, 2001	1,906,941	14.5082	27,680,663	0.03	1.40	(22.48)


Regatta and Regatta Gold Sub-Accounts Included in Sun Life (N.Y.) Variable Account C

Notes to Financial Statements - continued

(7) Financial Highlights - continued
	At December 31,			For the year ended December 31,
	Units	Unit Fair Value lowest to highest (if applicable)	Net Assets	Investment Income Ratio	Expense Ratio lowest to highest	Total Return
Research Growth and Income
Series
December 31, 2001	266,116	$12.3124	$3,299,105	0.45%	1.40%	(12.13)%
Research International Series
December 31, 2001	85,319	9.8579	841,013	0.81	1.40	(18.90)
Strategic Growth Series
December 31, 2001	91,155	6.3172	575,848	-	1.40	(25.68)
Strategic Income Series
December 31, 2001	48,448	10.4868	508,084	3.11	1.40	1.92
Total Return Series
December 31, 2001	2,874,669	16.5156 to 21.9054	53,044,006	3.48	1.40	(0.88)
Utilities Series
December 31, 2001	746,582	17.3147 to 23.2179	13,581,401	3.86	1.40	(25.36)

Independent Auditors' Report

To the Contract Owners in Sun Life (N.Y.) Variable Account C and the Board of Directors of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying statement of condition of Bond Sub-Account, Capital Appreciation Sub-Account, Capital Opportunities Sub-Account, Emerging Growth Sub-Account, Emerging Markets Equity Sub-Account, International Growth Sub-Account, Global Asset Allocation Sub-Account, Global Growth Sub-Account, Global Governments Sub-Account, Government Securities Sub-Account, Global Total Return Sub-Account, High Yield Sub-Account, International Investors Trust Sub-Account, Massachusetts Investors Growth Stock Sub-Account, Massachusetts Investors Trust Sub-Account, Money Market Sub-Account, Managed Sectors Sub-Account, Value Sub-Account, New Discovery Sub-Account, Research Sub-Account, Research Growth and Income Sub-Account, Research International Sub-Account, Strategic Growth Sub-Account, Strategic Income Sub-Account, Total Return Sub-Account, and Utilities Sub-Account of Sun Life (N.Y.) Variable Account C (the ''Sub-Accounts'') as of December 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2001 and the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2002

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded or accompanied by an effective prospectus.


Sun Life Insurance and Annuity Company of New York

122 E. 42nd Street, Suite 1900, New York, NY 10017

Directors and Officers

DONALD A. STEWART, Chairman and Director

C. JAMES PRIEUR, Vice Chairman and Director

JAMES A. McNULTY, III, President and Director

S. CAESAR RABOY, Director

JAMES C. BAILLIE, Director

DAVID D. HORN, Director

DONALD B. HENDERSON, JR., Director

ANGUS A. MacNAUGHTON, Director

PETER R. O'FLINN, Director

FIORAVANTE G. PERROTTA, Director

RALPH F. PETERS, Director

FREDERICK B. WHITTEMORE, Director

WILLIAM W. STINSON, Director

ELLEN B. KING, Assistant Vice President and Senior

Counsel and Secretary

JANE A. GROSSO, Chief Administrative Officer

ROBERT P. VROLYK, Vice President and

Actuary

DAVEY S. SCOON, Vice President, Finance,

Controller and Treasurer

RONALD J. FERNANDES, Vice President,

Retirement Products and Services

PHILIP K. POLKINGHORN, Vice President,

Retirement Product and Services

JAMES M.A. ANDERSON, Vice President,

Investments

MICHAEL E. SHUNNEY, Vice President,

Group Insurance

General Distributor

Clarendon Insurance Agency, Inc.

One Sun Life Executive Park

Wellesley Hills, MA 02481

Auditors

Deloitte & Touche LLP

200 Berkeley Street, Boston, MA 02116



PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in this Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

		1.	Consolidated Statements of Income, Years Ended December 31, 2001, 2000 and 1999;
		2.	Consolidated Balance Sheets, December 31, 2001 and 2000,
		3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2001, 2000 and 1999;
		4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2001, 2000 and 1999;
		5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2001, 2000 and 1999;
		6.	Notes to Consolidated Financial Statements; and
		7.	Independent Auditors' Report

	C.	Financial Statements of the Registrant (Part B)

		1.	Statement of Condition, December 31, 2001;
		2.	Statement of Operations, Year Ended December 31, 2001;
		3.	Statement of Charges in Net Assets, Years Ended December 31, 2001 and December 31, 2000;
		4.	Notes to Financial Statements; and
		5.	Independent Auditors' Report

(b)	The following Exhibits are incorporated in this Registration Statement by reference unless otherwise indicated:

(1)

Resolution of the Board of Directors of the depositor dated December 3, 1984, authorizing the establishment of the Registrant (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000);

(2)	Not applicable;

(3) (a)

Marketing Coordination Agreement between the Depositor, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000);

(b) (i)

Specimen Sales Operations and General Agent Agreement (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000);

(b) (ii)

Specimen Broker-Dealer Supervisory and Service Agent Agreement (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000);

(b)(iii)

Specimen Broker-Dealer Supervisory and Service Agent Agreement (Type 4) (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000);

(4) (i)

Form of Flexible Payment Deferred Combination Variable and Fixed Individual Annuity Contract (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000);

(5) (i)

Form of Application used with the variable annuity contract filed as Exhibit (4)(i) (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000);

(6)

Declaration of Intent and Charter and By-Laws of the Depositor (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037, filed March 29, 2000); (7) Not Applicable;

(8)(a)

Form of Participation Agreement by and between The Alger American Fund, Sun Life Assurance Company of Canada (U.S.), and Fred Alger and Company, Incorporated (Filed as Exhibit 8(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(b)(i)

Form of Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and Sun Life Assurance Company of Canada (U.S.) (Filed as Exhibit 8(b)(i) to Post-Effective Amendment No. 13 to Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(ii)

Form of Amendment No. 1 dated December 14, 1998 to Participation Agreement filed as Exhibit 8(b)(i) (Filed as Exhibit 8(b)(ii) to Post-Effective Amendment No. 13 to Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(iii)

Form of Amendment No. 2 dated as of March 15, 1999 to Participation Agreement filed as Exhibit 8(b)(i) (Filed as Exhibit 8(b)(iii) to Post-Effective Amendment No. 13 to Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(c)

Form of Fund Participation Agreement between Sun Life Assurance Company of Canada (U.S.) and J.P. Morgan Services Trust II (Filed as Exhibit 8(c) to Post-Effective Amendment No. 13 to Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(d)

Form of Participation Agreement dated February 17, 1998 by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S) and Massachusetts Financial Services Company (Filed as Exhibit 8(d) to Post-Effective Amendment No. 13 to Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(e)

Form of Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, Sun Life Assurance Company of Canada (U.S.) and OCC Distributors (Filed as Exhibit 8(e) to Post-Effective Amendment No. 13 to Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(f)

Form of Participation Agreement dated February, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc. (Filed as Exhibit 8(f) to Post-Effective Amendment No. 13 to Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(g)

Form of Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Filed as Exhibit 8(g) to Post-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(h)

Form of Participation Agreement dated August 18, 1999 by and among Sun Life Assurance Company of Canada (U.S), Sun Capital Advisers Trust and Sun Capital Advisers, Inc. (Filed as Exhibit 8(h) to Post-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(i)

Form of Participation Agreement dated as of February 17, 1998 by and among the Depositor, Salomon Brothers Variable Series Funds Inc, and Salomon Brothers Asset Management Inc. (Filed as Exhibit 8(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-41438 filed September 25, 2000);

(9)	Previously Filed; (10)(a) Consent of Deloitte & Touche*;

(b)	Representation of Counsel pursuant to Rule 485(b)*;

(11)	None;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-4, File No. 333-05037; and

(15)	Powers of Attorney--Incorporated by reference to Post- Effective Amendment No. 8 to the Registration Statement of the Registrant on Form N-4, File No. 33-41629 filed April, 2001.

(16)

Organizational Chart of Sun Life Assurance Company of Canada. (Incorporated by reference from Exhibit 16 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844 filed on February 14, 2002)

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* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

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Name and	Principal Positions and Officers
Business Address	With Depositor

Donald A. Stewart	Chairman and Director
150 King Street West
Toronto, Ontario
Canada M5H 1J9

C. James Prieur	Vice Chairman and Director
150 King Street West
Toronto, Ontario
Canada M5H 1J9

James A. McNulty, III	President and Director
One Sun Life Executive Park
Wellesley Hills, MA 02481

David D. Horn	Director
257 Lake Street
P.O. Box 24
New Vineyard, ME 04956

Donald B. Henderson, Jr.	Director
125 West 55th Street
New York, NY 10019

Angus A. MacNaughton	Director
481 Kingswood Lane
Danville, CA 94506

Peter R. O'Flinn	Director
125 West 55th Street
New York, NY 10019

Fioravante G. Perrotta	Director
39-B River Road
Essex , CT 06426

S. Caesar Raboy	Director
220 Boylston Street
Boston, MA 02110

William W. Stinson	Director
1001 13th Avenue S.W.
Calgary, Alberta
Canada T2R 0L5

David K. Stevenson	Director
359 Grove Street
Needham, MA 02492

Frederick B. Whittemore	Director
1221 Avenue of the Americas
New York, NY 10020

James C. Baillie	Director
Torys
Suite 300, Maritime Life Tower
Toronto, Ontario MSK 1N2

Michael E. Shunney	Vice President, Group Insurance
One Sun Life Executive Park
Wellesley Hills, MA 02481

James M.A. Anderson	Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA 02481

Peter F. Demuth	Vice President and Chief Strategy and
One Sun Life Executive Park	Business Development Officer
Wellesley Hills, MA 02481

Ronald J. Fernandes	Vice President, Retirement
112 Worcester Street	Products and Services
Wellesley Hills, MA 02481

Ellen B. King	Assistant Vice President and Senior Counsel
One Sun Life Executive Park	and Secretary
Wellesley Hills, MA 02481

Davey S. Scoon	Vice President & Chief Administrative and
One Sun Life Executive Park	Financial Officer & Treasurer
Wellesley Hills, MA 02481

Philip K. Polkinghorn	Vice President, Retirement Products and Services
112 Worcester Street
Wellesley Hills, MA 02481

Robert P. Vrolyk	Vice President and Actuary
One Sun Life Executive Park
Wellesley Hills, MA 02481

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Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Sun Life Assurance Company of Canada (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

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The organization chart of Sun Life Assurance Company of Canada is incorporated by reference to Exhibit 16 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, file No. 333-74844, filed February 14, 2002.

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None of the companies listed is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

Item 27. NUMBER OF CONTRACT OWNERS

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As of March 28, 2002 there were 1,254 qualified and 2,923 non-qualified Contracts issued and outstanding.

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Item 28. INDEMNIFICATION

Article 5, Section 5.6 of the By-laws of Sun Life Insurance and Annuity Company of New York, a copy of which was filed as Exhibit A.(6)(b) to the Registration Statement of the Registrant on Form N-8B-2 (File No. 811-4440), provides for indemnification of directors, officers and employees of Sun Life Insurance and Annuity Company of New York.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, Sun Life (N.Y.)

Variable Accounts A and B and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

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Name and	Principal Positions and Officers
Business Address*	with Underwriter

William Franca	President
David S. Scoon	Treasurer and Director
James M.A. Anderson	Director
Ronald J. Fernandes	Director
James A McNulty, III	Director
George E. Maden	Secretary and Clerk
William T. Evers	Assistant Secretary and Assistant Clerk
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Norton A. Goss, II	Vice President & Chief Compliance Officer
Nancy C. Atherton	Tax Officer

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----------------

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* The principal business address of all directors and officers of the principal underwriter, except for Messrs. Fernandes and Franca, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Messrs. Fernandes and Franca is 112 Worcester Street, Wellesley Hills, MA 02481.

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(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Inevstment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 122 East 42nd Street, Suite 1900, New York, New York 10017, at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Sun Life Assurance Company of Canada (U.S.) at One Copley Place, Boston Massachusetts 02116 and One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a) To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or simiilar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d) Representation with respect to Section 26(e)of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.


SIGNATURES

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As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 25th day of April, 2002.

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Sun Life (N.Y.)
Variable Account C
(Registrant)

Sun Life Insurance and Annuity
Company of New York
(Depositor)

	By: /s/	JAMES A. McNULTY, III
James A. McNulty, III
President

Attest:	/s/ EDWARD M. SHEA
Edward M. Shea
Assistant Vice President
and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the dates indicated.

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Signature	Title	Date

* /s/ JAMES A. McNULTY, III	President and	April 25, 2002
--------------------------------------------	Director
James A. McNulty, III

/s/ DAVEY S. SCOON -------------------------------------------	Vice President & Chief Financial and Administrative Officer & and Treasurer	April 25, 2002
Davey S. Scoon	(Principal Financial & Accounting Officer)

/S/SANDRA M. DADALT	Attorney-in-Fact for:	April 25, 2002
--------------------------------------------	Donald A. Stewart, Chairman and Director
Sandra M. DaDalt	C. James Prieur, Vice Chairman and Director
Donald B. Henderson, Jr., Director
Peter R. O'Flinn, Director
Fioravante G. Perrotta, Director
David K. Stevenson, Director
Frederick B. Whittemore, Director
James C. Baillie, Director
David D. Horn, Director
Angus A. McNaughton, Director
S. Caesar Raboy, Director
William W. Stinson, Director

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

EXHIBITS

10(a) Consent of Independent Auditors

10(b) Representation of Counsel